Prospectus

CALVERT INTERNATIONAL OPPORTUNITIES FUND

Class A Shares

May 31, 2007

These securities have not been approved or disapproved by the Securities and Exchange Commission (SEC) or any State Securities Commission, nor has the SEC or any State Securities Commission passed on the accuracy or adequacy of this prospectus. Any representation to the contrary is a criminal offense.

Calvert
Investments That Make A Difference®

A UNIFI Company

PROSPECTUS
May 31, 2007

About the Fund
Investment Objective, Strategy, Principal Risks, Past Performance

1	Calvert International Opportunities
4	Fees and Expenses
6	Investment Strategies and Risks

About Social Investing
10	Investment Selection Process
10	Socially Responsible Investment Criteria
12	Special Investment Programs
12	High Social Impact Investments
13	Special Equities
13	Shareholder Advocacy and Social Responsibility

About Your Investment
14	About Calvert
14	Advisor, Subadvisor and Portfolio Managers
15	Advisory Fees
15	How to Buy Shares
15	Getting Started
16	Calculation of Contingent Deferred Sales Charge and Waiver of Sales Charges
17	Reduced Sales Charges (sales load breakpoints/discount)
19	Reinstatement Privilege
20	Distribution and Service Fees
20	Service Fees and Arrangements with Broker/Dealers
21	Next Step -- Account Application
22	How Shares are Priced
23	When Your Account Will Be Credited
24	Other Calvert Features / Policies
(Exchanges, Market Timing Policy, Minimum Account Balance, etc.)
27	Dividends, Capital Gains and Taxes
29	How to Sell Shares

CALVERT INTERNATIONAL OPPORTUNITIES

Objective

Calvert International Opportunities seeks long-term capital appreciation. This objective may be changed by the Fund's Board of Directors without shareholder approval.

Principal Investment Strategies

The Fund invests with the philosophy that long-term rewards to investors will come from companies and other entities in which we invest whose products and services are sustainable, enhance the human condition, and promote common global values, such as equality of opportunity and cooperative effort.

The Fund will invest primarily in the common and preferred stocks of non-U.S. small-cap to mid-cap companies. The Fund defines "non-U.S. small cap to mid cap companies" as those whose market capitalization falls within the range of the Citigroup/S&P World ex-U.S. EMI Index (the "Citigroup/S&P World Index"). The Citigroup/S&P World Index undergoes an annual reconstitution with respect to both developed markets (reconstitution on July 1 each year) and emerging markets (reconstitution on October 1 each year). The market capitalization range for the Citigroup/S&P World Index was USD $500 million to $20-30 billion as of December 31, 2006. Under normal circumstances, the Fund seeks to have a weighted average market capitalization of approximately $5 billion. The Fund will primarily hold stocks of companies included in the Citigroup/S&P World Index but may opportunistically invest in stocks of companies outside the Index.

The Fund defines a "non-U.S. company" as a company: (1) whose principal place of business is located outside the U.S.; (2) which derives at least 50% of its revenue from business outside the U.S. or has at least 50% of its assets outside the U.S.; or (3) which is organized under the laws of a non-U.S. country and has its securities principally traded on a non-U.S. exchange.

The Fund will primarily hold stocks of companies in developed countries but as an internationally diversified fund, it may invest in any geographic region of the world if the Subadvisor deems the company attractive. The Subadvisor's stock selection process does not utilize a pre-determined geographic allocation. The Fund may invest up to 20% of its assets in securities of issuers in emerging market countries. The securities in which the Fund invests are often denominated and traded in foreign currencies. The Subadvisor primarily uses a bottom-up approach focused on fundamental analysis of stocks of individual companies across all geographic regions. Attractive companies are identified through a combination of valuation and growth metrics that seeks to identify companies with a sustainable competitive advantage.

No more than 10% of the Fund's net assets will be invested in U.S. companies.

Returns in the Fund will be mostly from the changes in the price of the Fund's holdings (capital appreciation).

Stocks chosen for the Fund combine growth and value characteristics or offer the opportunity to buy growth at a reasonable price.

The Fund may invest in American Depositary Receipts ("ADRs") and Global Depositary Receipts ("GDRs"), which are certificates evidencing ownership of shares of a foreign issuer. ADRs are U.S. dollar-denominated certificates issued by a U.S. bank and traded on exchanges or over-the-counter in the U.S. as domestic shares. The certificates represent the number of foreign issuers' securities a custodian bank holds in the country of origin. The Fund may invest in either sponsored or unsponsored ADRs. GDRs are typically certificates issued by an international bank and offered for sale globally through the bank's various branches. GDRs represent the number of shares of a foreign company's stock held by a custodian bank in the issuer's home country. GDRs generally trade outside the issuer's home country on two or more established markets in the U.S. or elsewhere, and may be denominated in a currency other than that of the underlying shares. GDRs are typically used by companies from emerging markets to offer shares in many markets around the world.

In addition, although the Fund may employ leverage by borrowing money and using it for the purchase of additional securities, the Fund does not currently intend to do so.

Potential investments for the Fund are first selected for financial soundness and then evaluated according to the Fund's social criteria. Investments for the Fund must meet the minimum standards for all of the Fund's financial and social criteria.

Note: Upon approval by the Fund's Board of Directors of a change in the Fund's investment objective, 60 days' advance notice will be provided to shareholders before such a change is implemented.

Principal Risks

You could lose money on your investment in the Fund, or the Fund could underperform for any of the following reasons:

  The stock markets go down (including markets outside the U.S.).

  The individual stocks in the Fund do not perform as well as expected, and/or the Fund's portfolio management practices do not work to achieve their desired result.

  Investment in foreign securities involves additional risks relating to political, social and economic developments abroad. Other risks from these investments result from the differences between the regulations to which U.S. and foreign issuers and markets are subject, and the potential for foreign markets to be less liquid and more volatile than U.S. markets.

  Investment in foreign securities also involves currency risk associated with securities that trade or are denominated in currencies other than the U.S. dollar and which may be affected by fluctuations in currency exchange rates. An increase in the strength of the U.S. dollar relative to a foreign currency may cause the USD value of an investment in that country to decline.

  Investment in emerging market securities involves greater risk than that associated with investment in the foreign securities of developed foreign countries. These risks include volatile currency exchange rates, periods of high inflation, increased risk of default, greater social, economic and political uncertainty and instability, less governmental supervision and regulation of securities markets, weaker auditing and financial reporting standards, lack of liquidity in the markets, and the significantly smaller market capitalizations of emerging market issuers.

  Prices of small-cap and mid-cap stocks may respond to market activity differently from and can be more volatile than those of larger, more established companies. Small cap- and mid-cap companies are more likely to have more limited product lines, fewer capital resources and less depth of management than larger companies.

  The prices of growth company securities held by the Fund may fall to a greater extent than the overall equity markets due to changing economic, political or market conditions or disappointing growth company earnings results. Growth stocks also generally lack the dividends of some value stocks that can cushion stock prices in a falling market.

  Common stocks represent an ownership interest in a company. They may or may not pay dividends or carry voting rights. Common stock occupies the most junior position in a company's capital structure. Debt securities and preferred stocks have rights senior to a company's common stock. Although common stocks have a history of long-term growth in value, their prices fluctuate based on changes in a company's financial condition and on overall market and economic conditions.

  Preferred stock is a class of capital stock that typically pays dividends at a specified rate. Preferred stock is generally senior to common stock but subordinate to debt securities with respect to the payment of dividends and on liquidation of the issuer. The market value of preferred stock generally decreases when interest rates rise and is also affected by the issuer's ability to make payments on the preferred stock.

  The risks of ADRs and GDRs include many of the risks associated with investing directly in foreign securities such as individual country risk (e.g., political and economic) and currency risk. A sponsored ADR is preferable to an unsponsored ADR as the company is then subject to U.S. reporting requirements and will pay the costs of distributing dividends and materials. With an unsponsored ADR, the U.S. bank will recover costs from the movement of shares and dividends. Normally, less information is available on unsponsored ADRs. GDRs can involve increased currency risk since they may not be U.S. dollar-denominated.

  In leveraged transactions, borrowing magnifies the potential for gain or loss on the Fund's portfolio securities and therefore, if employed, increases the possibility of fluctuation in the Fund's net asset value. Borrowing is subject to interest costs, which may or may not be recovered by appreciation of the securities purchased.

An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Calvert International Opportunities Performance

There are no performance tables because the Fund has had less than one calendar year of operations.

FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. Shareholder fees are paid directly from your account; annual Fund operating expenses are deducted from Fund assets.

Shareholder Fees
(fees paid directly from your account)	Class A
Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	4.75%
Maximum deferred sales charge (load) (as a percentage of purchase or redemption proceeds, whichever is lower)	None [1]
Redemption fee [2] (as a % of redemption proceeds) Note: Redemption fee applies only to redemptions, including exchanges, within 30 days of purchase.	2%

Annual Fund Operating Expenses [3] (deducted from fund assets)
Management fees	1.15%
Distribution and service (12b-1) fees	0.25%
Other expenses[4]	1.25%
Total annual fund operating expenses	2.65%

Less fee waiver and/or expense reimbursement [5]	(0.99%)
Net expenses	1.66%

Explanation of Fees and Expenses Table

1 Purchases of Class A shares for accounts with $1 million or more are not subject to front-end sales charges, but may be subject to a 0.80% contingent deferred sales charge on shares redeemed within 1 year of purchase. (See "How to Buy Shares" -- Class A).

2 The redemption fee applies to redemptions, including exchanges, within 30 days of purchase. The fee will not be charged directly on certain retirement account platforms and other similar omnibus-type accounts, but rather on their participants by the subtransfer agent and remitted to the Fund. The fee is deducted from the redemption proceeds. It is payable to the Class of the Fund from which the redemption is made and is accounted for as an addition to paid-in-capital. This fee is intended to ensure that the portfolio trading costs are borne by investors making the transactions and not by shareholders already in the Fund. See "How to Sell Shares - Redemption Fee" for situations where the fee may be waived.

3 Annual fund operating expenses are based on projected expenses for the Fund's current fiscal year. Management fees include the 0.80% advisory fee paid by the Fund to the Advisor ("Calvert") and the 0.35% administrative fee paid by the Fund to Calvert Administrative Services Company, an affiliate of Calvert.

4 "Other expenses" includes custodial, transfer agent and subtransfer agent/recordkeeping payments, as well as various other expenses. Subtransfer agent/recordkeeping payments may be made to third parties that provide recordkeeping and other administrative services.

5 Calvert has agreed to contractually limit direct net annual fund operating expenses through January 31, 2009. Direct net operating expenses will not exceed 1.66% for Class A. Only the Board of Directors of the Fund may terminate the Fund's expense cap for the contractual period. The example on the following page reflects these expense limits but only through the contractual date. Under the terms of the contractual expense limitation, operating expenses do not include interest expense, brokerage commissions, extraordinary expenses and taxes. The Fund does not expect to incur a material amount of interest expense in the fiscal year. If the Fund were to incur expenses from employing leverage, the costs would be reflected in the net expense ratio. The Fund, however, does not currently intend to employ leverage, so there will be no expense for this activity.

The Fund has an expense offset arrangement with the custodian bank whereby the custodian fees may be paid indirectly by credits on the Fund's uninvested cash balances. These credits are used to reduce the Fund's expenses. Under those circumstances where the Advisor has provided to the Fund a contractual expense limitation, and to the extent any expense offset credits are earned, the Advisor may benefit from the expense offset arrangement and the Advisor's obligation under the contractual limitation may be reduced by the credits earned. Expense offset credits, if applicable, are included in the line item "Less fee waiver and/or expense reimbursement." It is not anticipated that a material amount of credits will be earned in the fiscal year.

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that:

  You invest $10,000 in the Fund for the time periods indicated;
  You reinvest all dividends and distributions;
  Your investment has a 5% return each year;
  The Fund's operating expenses remain the same; and
  Calvert's expense limitation is in effect for year one.

Although your actual costs may be higher or lower, under these assumptions your costs would be:
Number of Years Investment is Held
Calvert International Opportunities
1	$636
3	$1,170

INVESTMENT STRATEGIES AND RISKS

The most concise description of the Fund's principal investment strategies and associated risks is under the earlier summary for the Fund. On the following pages are brief descriptions of these principal investment strategies and techniques, as well as certain other non-principal investment strategies and techniques of the Fund, along with their risks. The Fund has additional non-principal investment policies and restrictions, which are discussed in the Statement of Additional Information ("SAI").

For each of the investment strategies listed, the table below shows the Fund's limitations as a percentage of either its net or total assets and the principal types of risk involved. (See the pages following the table for a description of the types of risks). Numbers in this table show maximum allowable amount only; for actual usage, consult the Fund's annual/semi-annual reports.

Key to Table

J         Fund currently uses as a principal investment strategy

Q        Permitted, but not a principal investment strategy

          (% of assets allowable, if restricted)

xN      Allowed up to x% of Fund's net assets

xT      Allowed up to x% of Fund's total assets
Principal Investment Strategies

Conventional Securities

Stocks in General

The Fund is subject to stock market risk. Stock prices overall may decline over short or even long periods. The Fund is also subject to investment style risk, which is the chance that returns from the type of stocks it purchases (large-cap, mid-cap, growth, value, etc.) will trail returns from other asset classes or the overall stock market. Each type of stock tends to go through cycles of doing better or worse than the stock market in general. Finally, individual stocks may lose value for a variety of reasons, even when the overall stock market has increased. Risks: Market.

J

Foreign Securities. Securities issued by companies: (1) whose principal place of business is located outside the U.S.; (2) which derive at least 50% of their revenue from business outside the U.S. or have at least 50% of their assets outside the U.S.; or (3) which are organized under the laws of a non-U.S. country and have their securities principally traded on a non-U.S. exchange. Risks: Market, Currency, Transaction, Liquidity, Information and Political.

J

Small cap stocks. Investing in small companies involves greater risk than with more established companies. Small cap stock prices are more volatile and the companies often have limited product lines, markets, financial resources, and management experience. Risks: Market, Liquidity and Information.

J

Non-Principal Investment Strategies

Active Trading Strategy/Turnover involves selling a security soon after purchase. An active trading strategy causes a fund to have higher portfolio turnover compared to other funds and higher transaction costs, such as commissions and custodian and settlement fees, and may increase your tax liability. Risks: Opportunity, Market and Transaction.

Q

Temporary Defensive Positions. During adverse market, economic or political conditions, the Fund may depart from its principal investment strategies by increasing its investment in short-term interest-bearing securities. During times of any temporary defensive position, a Fund may not be able to achieve its investment objective. Risks: Opportunity.

Q

Exchange-Traded Funds ("ETFs") are shares of other investment companies that can be traded in the secondary market (e.g., on an exchange) but whose underlying assets are stocks selected to track a particular index. ETFs are used for the limited purpose of managing a Fund's cash position consistent with the Fund's applicable benchmark to reduce deviations from the benchmark while enabling the Fund to accommodate its need for periodic liquidity. Risks: Correlation and Market.

Q

Illiquid securities. Securities which cannot be readily sold because there is no active market. Special Equities (venture capital private placements) and High Social Impact Investments are illiquid. Risks: Liquidity, Market and Transaction.

15N

Leveraged Derivative Instruments

Currency contracts. Contracts involving the right or obligation to buy or sell a given amount of foreign currency at a specified price and future date. Risks: Currency, Leverage, Correlation, Liquidity and Opportunity.

5T

Options on securities and indices. Contracts giving the holder the right but not the obligation to purchase or sell a security (or the cash value, in the case of an option on an index) at a specified price within a specified time. In the case of selling (writing) options, the Fund will write call options only if it already owns the security (if it is "covered"). Risks: Interest Rate, Currency, Market, Leverage, Correlation, Liquidity, Credit and Opportunity.

5T [1]

Futures contract. Agreement to buy or sell a specific amount of a commodity or financial instrument at a particular price on a specific future date. Risks: Interest Rate, Currency, Market, Leverage, Correlation, Liquidity and Opportunity.

5N [2]

1 Based on net premium payments.

2 Based on initial margin required to establish position.

Glossary of Certain Investment Risks

Correlation risk

This occurs when a Fund "hedges"- uses one investment to offset the Fund's position in another. If the two investments do not behave in relation to one another the way Fund managers expect them to, then unexpected or undesired results may occur. For example, a hedge may exacerbate losses instead of reducing them. For ETFs, there is a risk of tracking error. An ETF may not be able to exactly replicate the performance of the underlying index due to operating expenses and other factors (e.g., holding cash even though the underlying benchmark index is not composed of cash), and because transactions occur at market prices instead of at net asset value.

Credit risk

The risk that the issuer of a security or the counterparty to an investment contract may default or become unable to pay its obligations when due.

Currency risk

Currency risk occurs when a Fund buys, sells or holds a security denominated in foreign currency. Foreign currencies "float" in value against the U.S. dollar. Adverse changes in foreign currency values can cause investment losses when a Fund's investments are converted to U.S. dollars.

Information risk

The risk that information about a security or issuer or the market might not be available, complete, accurate, or comparable.

Interest rate risk

The risk that changes in interest rates will adversely affect the value of an investor's securities. When interest rates rise, the value of fixed-income securities will generally fall. Conversely, a drop in interest rates will generally cause an increase in the value of fixed-income securities. Longer-term securities and zero coupon/"stripped" coupon securities ("strips") are subject to greater interest rate risk.

Leverage risk

The risk that occurs in some securities or techniques which tend to magnify the effect of small changes in an index or a market. This can result in a loss that exceeds the amount actually invested.

Liquidity risk

The risk that occurs when investments cannot be readily sold. A Fund may have to accept a less-than-desirable price to complete the sale of an illiquid security or may not be able to sell it at all.

Market risk

The risk that securities prices in a market, a sector or an industry will fluctuate, and that such movements might reduce an investment's value.

Opportunity risk

The risk of missing out on an investment opportunity because the assets needed to take advantage of it are committed to less advantageous investments or strategies.

Political risk

The risk that may occur when the value of a foreign investment may be adversely affected by nationalization, taxation, war, government instability or other economic or political actions or factors.

Transaction risk

The risk that a Fund may be delayed or unable to settle a transaction or that commissions and settlement expenses may be higher than usual.

INVESTMENT SELECTION PROCESS

In seeking the Fund's investment objective of long-term capital appreciation, potential investments for the Fund are first selected for financial soundness and then evaluated according to the Fund's social criteria. To the greatest extent possible, the Fund seeks to invest in companies that exhibit positive accomplishments with respect to one or more of the social criteria. Investments for the Fund must meet the minimum standards for all of the Fund's financial and social criteria.

Investment decisions on whether a company meets the Fund's social criteria apply to all securities issued by that company. In rare instances, however, different decisions can be made on a company's equity and its debt.

Although the Fund's social criteria tend to limit the availability of investment opportunities more than is customary with other investment companies or create biases for certain sectors or types of investments that may or may not be in favor in the market, Calvert and the Subadvisor of the Fund believe there are sufficient investment opportunities to permit full investment among issuers which satisfy the Fund's investment objective and social goals.

The Fund may invest in ETFs for the limited purpose of managing the Fund's cash position consistent with the Fund's applicable benchmark. The ETFs in which the Fund may invest will not be screened and will not be required to meet any of the social investment criteria otherwise applicable to investments made by the Fund. In addition, the ETFs in which the Fund may invest may hold securities of companies or entities that the Fund could not invest in directly because such companies or entities do not meet the Fund's social investment criteria. The principal purpose of investing in ETFs is not to achieve a social goal by investing in individual companies, but rather to help the Fund meet its investment objective by obtaining market exposure to the Fund's applicable benchmark while enabling it to accommodate its need for periodic liquidity.

The selection of an investment by the Fund does not constitute endorsement or validation by the Fund, nor does the exclusion of an investment necessarily reflect failure to satisfy the Fund's social criteria. Investors are invited to send to Calvert a brief description of companies they believe might be suitable for investment.

Socially Responsible Investment Criteria

The Fund invests in accordance with the philosophy that long-term rewards to investors will come from companies and other entities in which we invest whose products and services are sustainable, enhance the human condition, and promote common global values, such as equality of opportunity and cooperative effort. Moreover, we believe that there are long-term benefits in an investment philosophy that demonstrates concern for the environment, workplace relations, human rights, indigenous peoples' rights, community relations, and positive product and business practices, as well as corporate governance. Calvert believes that those enterprises that exhibit positive social, environmental and governance performance are better prepared to address the challenges of the 21st century. By responding to such concerns, these enterprises should not only avoid the liability that may be incurred when a product or service is determined to have a negative impact or has outlived its usefulness, but also be better positioned to develop opportunities to make a profitable contribution to the world. These enterprises should be ready to respond to external demands and ensure that over the longer term they will be viable to seek to provide a positive return to both investors and society as a whole.

The Fund has developed social investment criteria, detailed below. These criteria represent standards of behavior which few, if any, organizations totally satisfy. As a matter of practice, evaluation of a particular organization in the context of these criteria will involve subjective judgment by Calvert and the Subadvisor. All social criteria may be changed by the Board of Directors without shareholder approval.

International investing brings unique challenges in terms of corporate disclosure, regulatory structures, environmental standards, and differing national and cultural priorities.

Calvert International Opportunities seeks to invest in companies that:

  Take positive steps to improve environmental management and performance, and provide innovative and forward-looking solutions to environmental problems through their products and services. Calvert will also consider investment in companies that are leaders in developing renewable energy and/or mitigating climate change, even though they may also be involved in nuclear power. However, Calvert will seek to avoid investing in companies that own or operate new nuclear power plants and/or do not meet Calvert's rigorous standards of performance regarding the safety and security of their nuclear power operations.

  Have positive labor practices, including hiring and promoting women and ethnic minorities; respecting the right to form unions and bargain collectively; complying, at a minimum, with domestic hour and wage laws; and providing good health and safety standards. We consider the International Labor Organization's basic conventions on worker rights as a guideline for our labor criteria.

  Uphold corporate responsibility abroad, as well as at home, by developing and observing appropriate human rights standards.

  Respect the rights of indigenous peoples and their territories, cultures, environment, and livelihood.

  Produce or market products and services that are safe and enhance the health or quality of life of consumers.

  Contribute to the quality of life in the communities where they operate, such as through corporate philanthropy and employee volunteerism.

  Exhibit sound corporate governance and business ethics policies and practices, including independent and diverse boards, independent auditors, respect for shareholder rights, and good legal and regulatory compliance records.

Calvert International Opportunities seeks to avoid investing in companies that:

  Directly contribute to the systematic denial of basic human rights.

  Demonstrate a pattern of employing forced, compulsory or child labor.

  Have poor environmental compliance and performance records and lack programs and policies to address environmental impacts; or whose business or operations threaten environmental sustainability; or own or operate new nuclear power plants.

  Have poor corporate governance or engage in harmful or unethical business practices.

  Develop genetically-modified organisms for environmental release without countervailing social benefits such as demonstrating leadership in promoting safety, labeling, protection of indigenous rights, the interests of organic farmers and the interests of developing countries generally.

  Are significantly involved in the design, manufacture, sales or distribution of weapons.

  Derive more than 10% of revenues from the production of tobacco or alcohol products.

Special Investment Programs

As part of Calvert's and Fund shareholders' ongoing commitment to providing and fostering innovative initiatives, the Fund invests a small percentage of its assets in special investment programs which are non-principal investment strategies but unique to Calvert-- High Social Impact Investments and Special Equities. Note: the percentage of the Fund's net assets (no more than 10%) that may be invested in U.S. companies excludes High Social Impact and Special Equities investments.

High Social Impact Investments

High Social Impact Investments is a program that targets a percentage of the Fund's assets (up to 3% for Calvert International Opportunities) to directly support the growth of community-based organizations for the purposes of promoting business creation, housing development, and economic and social development of urban and rural communities. These types of investments offer a rate of return below the then-prevailing market rate, and are considered illiquid, unrated and below-investment grade. They also involve a greater risk of default or price decline than investment grade securities. However, the Fund believes that these investments have a significant social return through their impact in our local communities. The Fund's High Social Impact Investments are fair valued by a fair value team consisting of officers of the Fund and of the Fund's investment advisor, as determined in good faith under consistently applied valuation procedures adopted by the Fund's Board and under the ultimate supervision of the Board. See "How Shares Are Priced".

Pursuant to an exemptive order, the Fund invests those assets allocated for investment in high social impact investments through the purchase of Community Investment Notes issued by the Calvert Social Investment Foundation. The Calvert Social Investment Foundation is a non-profit organization, legally distinct from the Fund and Calvert Group, Ltd., organized as a charitable and educational foundation for the purpose of increasing public awareness and knowledge of the concept of socially responsible investing. It has instituted the Calvert Community Investments program to raise assets from individual and institutional investors and then invest these assets directly in non-profit or not-for-profit community development organizations and community development banks that focus on low income housing, economic development and business development in urban and rural communities.

The Fund may also invest directly in high social impact issuers.

Special Equities

The Fund has a Special Equities investment program that allows the Fund to promote especially promising approaches to social goals through privately placed investments. Special Equities investments are subject to the Fund's limit on illiquid securities (which is no more than 15% of the Fund's net assets). The Special Equities investments are generally venture capital privately placed investments in small, untried enterprises. These include pre-IPO companies and private funds. The Special Equities Committee of the Fund identifies, evaluates, and selects the Special Equities investments. Special Equities involve a high degree of risk -- they are subject to liquidity, information and, if a debt investment, credit risk. The Fund's Special Equities are valued under the direction of the Fund's Board.

Pursuant to approval by the Board of Directors of the Fund, the Fund has retained Stephen Moody and Jean-Luc Park as consultants to provide investment research regarding the Special Equities Program.

Shareholder Advocacy and Social Responsibility

As the Fund's investment advisor, Calvert takes a proactive role to make a tangible positive contribution to our society and that of future generations. Calvert seeks to positively influence corporate behavior through its role as a shareholder by moving companies toward higher standards of social and environmental responsibility. Calvert's activities may include but are not limited to:

Dialogue with companies

Calvert regularly initiates dialogue with company management as part of its social research process. After the Fund has become a shareholder, Calvert often continues its dialogue with management through phone calls, letters and in-person meetings. Through its interaction, Calvert learns about management's successes and challenges and presses for improvement on issues of concern.

Proxy voting

As a shareholder in the various portfolio companies, the Fund is guaranteed an opportunity each year to express its views on issues of corporate governance and social responsibility at annual stockholder meetings. Calvert takes its voting responsibility seriously and votes all proxies consistent with the financial and social goals of the Fund.

Shareholder resolutions

Calvert proposes resolutions on a variety of social issues. It files shareholder resolutions when its dialogue with corporate management proves unsuccessful to encourage a company to take action. In most cases, Calvert's efforts have led to negotiated settlements with positive results for shareholders and companies alike. For example, one of its shareholder resolutions resulted in the company's first-ever disclosure of its equal employment policies, programs and workforce demographics.

ABOUT CALVERT

Calvert Asset Management Company, Inc. (Calvert), 4550 Montgomery Avenue, Suite 1000N, Bethesda, MD 20814, is the Fund's investment advisor. Calvert provides the Fund with investment supervision and management and office space, furnishes executive and other personnel to the Fund, and pays the salaries and fees of all Directors who are affiliated persons of and employed by Calvert. It has been managing mutual funds since 1976. As of March 31, 2007, Calvert was the investment advisor for 40 mutual fund portfolios, including the first family and broadest array of socially screened funds, and had over $14 billion in assets under management.

Advisor, Subadvisor and Portfolio Managers

Information is provided below identifying each individual and or member of a team who is employed by or associated with the Advisor and Subadvisor of the Fund, and who is primarily (and jointly, as applicable) responsible for the day-to-day management of the Fund (each a "Portfolio Manager"). The SAI provides additional information about each Portfolio Manager's management of other accounts, compensation and ownership of securities in the Fund.

Calvert International Opportunities

F&C Management Limited ("F&C"), Exchange House, Primrose Street, London EC2A 2NY, United Kingdom, has managed the assets of the Fund since its inception in May 2007. F&C, a corporation organized under the laws of the United Kingdom, registered with the SEC as an investment advisor in 1991. F&C is a wholly owned subsidiary of F&C Asset Management plc, which was incorporated in 1868 in London with the launch of the world's first investment trust and today manages through the F&C group of companies more than $200 billion in international and global equities, fixed income, property, socially responsible and alternative strategies.

Name of Portfolio Manager	Title	Length of Service with Subadvisory Firm	Business Experience during Last 5 Years	Role on Management Team

Sophie Horsfall	Director, Global Equities Group	Since 2001	2002-present: Portfolio Manager, F&C	Lead Portfolio Manager
Jeremy Tigue	Director and Head of Global/ U.S. Equity	Since 1981	2002-present: Head, F&C Global Equities Group; also Manager, Foreign & Colonial Investment Trust	Head of Global Equities
Terry Coles	Assistant Director, Global Equities Group	Since 2006	2002-2006: Global Equities Fund Manager, Morgan Stanley September 2006-present: Fund Manager, Global Equities, F&C	Alternate Portfolio Manager

The Fund has obtained an exemptive order from the SEC to permit the Fund, pursuant to approval by the Board of Directors, to enter into and materially amend contracts with the Fund's Subadvisor (that is not an "affiliated person") without shareholder approval. See "Investment Advisor and Subadvisor" in the SAI for further details.

Advisory Fees

An annual advisory fee of 0.80% is paid by the Fund as a percentage of the Fund's average daily net assets. (Subadvisory fees paid by Calvert to the Subadvisor are reflected in the total advisory fees paid by the Fund to Calvert.) Note, the advisory fee does not include any administrative service fees.

HOW TO BUY SHARES

Getting Started -- Before You Open an Account

You have a few decisions to make before you open an account in a mutual fund.

First, decide which fund or funds best suits your needs and your goals.

Second, decide what kind of account you want to open. Calvert offers individual, joint, trust, Uniform Gifts/Transfers to Minor Accounts, Traditional and Roth IRAs, Coverdell Education Savings Accounts, Qualified Profit-Sharing and Money Purchase Plans, SIMPLE IRAs, SEP-IRAs, 403(b)(7) accounts, and several other types of accounts. Minimum investments are lower for the retirement plans.

Class A

For Class A shares, you will pay a sales charge at the time of each purchase. Shares acquired through reinvestment of dividends or capital gain distributions are not subject to an initial sales charge. This table shows the charges both as a percentage of offering price and as a percentage of the amount you invest. The term "offering price" includes the front-end sales charge. If you invest more, the percentage rate of sales charge will be lower. For example, if you invest more than $50,000 but less than $100,000 in Calvert International Opportunities, or if your cumulative purchases or the value in your account is more than $50,000 but less than $100,000,* then the sales charge is reduced to 3.75%.
Your investment in Class A shares	Sales Charge % of offering price	% of Amt. Invested
Less than $50,000	4.75%	4.99%
$50,000 but less than $100,000	3.75%	3.90%
$100,000 but less than $250,000	2.75%	2.83%
$250,000 but less than $500,000	1.75%	1.78%
$500,000 but less than $1,000,000	1.00%	1.01%
$1,000,000 and over	None **	None **

* This is called "Rights of Accumulation." The sales charge is calculated by taking into account not only the dollar amount of the new purchase of shares, but also the current value of shares you have previously purchased in Calvert Funds that impose sales charges.

** Purchases of Class A shares at NAV for accounts with $1,000,000 or more on which a finder's fee has been paid by Calvert Distributors, Inc. are subject to a one-year contingent deferred sales charge ("CDSC") of 0.80%. See "Calculation of Contingent Deferred Sales Charge and Waiver of Sales Charges."

The Class A front-end sales charge may be waived for certain purchases or investors, such as participants in certain group retirement plans or other qualified groups and clients of certain investment advisers.

Calculation of Contingent Deferred Sales Charge and Waiver of Sales Charges

The CDSC will not be charged on shares you received as dividends or from capital gains distributions or on any capital appreciation (gain in the value) of shares that are sold.

Shares that are not subject to the CDSC will be redeemed first, followed by shares you have held the longest. The CDSC is calculated by determining the share value at both the time of purchase and redemption and then multiplying whichever value is less by the percentage that applies as shown above. If you choose to sell only part of your shares, the capital appreciation for those shares only is included in the calculation, rather than the capital appreciation for the entire account.

Reduced Sales Charges

You may qualify for a reduced sales charge (sales load breakpoints/discount) through several purchase plans available. You must notify your broker/dealer or the Fund at the time of purchase to take advantage of the reduced sales charge. If you do not let your broker/dealer or Fund know that you are eligible for a reduction, you may not receive a reduced sales charge to which you are otherwise entitled. In order to determine your eligibility to receive a reduced sales charge, it may be necessary for you to provide your broker/dealer or Fund with information and records (including account statements) of all relevant accounts invested in Calvert Funds. Information regarding sales load breakpoints/discounts is available on Calvert's website at www.calvert.com.

Rights of Accumulation can be applied to several accounts

In determining the applicable Class A sales load breakpoints/discount you may take into account the current value of your existing holdings of any class of Calvert's non-money market funds, including shares held by your family group or other qualified group* and through your retirement plan(s). In order to determine your eligibility to receive a sales charge discount, it may be necessary for you to provide your broker/dealer or Fund with information and records (including account statements) of all relevant accounts invested in Calvert Funds. Shares could then be purchased at the reduced sales charge which applies to the entire group; that is, the current value of shares previously purchased and currently held by all the members of the group.

_________________________________________________________________

* A "family group" includes a spouse, parent, stepparent, grandparent, child, stepchild, grandchild, sibling, father-in-law, mother-in-law, brother-in-law, or sister-in-law, including trusts and estates on which such persons are signatories.

A "qualified group" is one which:

1. has been in existence for more than six months, and

2. has a purpose other than acquiring shares at a discount, and

3. satisfies uniform criteria which enable CDI and broker/dealers offering shares to realize economies of scale in distributing such shares.

A qualified group must have more than 10 members, must be available to arrange for group meetings between representatives of CDI or broker/dealers distributing shares, must agree to include sales and other materials related to the Fund in its publications and mailings to members at reduced or no cost to CDI or broker/dealers.

Statement of Intention

You may reduce your Class A sales charge by establishing a statement of intention ("Statement"). A Statement allows you to combine all Calvert Funds (excluding money market funds) purchases of all share classes you intend to make over a 13-month period to determine the applicable sales charge. At your request, purchases made during the previous 90 days may be included.

A portion of your account will be held in escrow to cover additional Class A sales charges that may be due if your total investments over the 13-month period do not qualify for the applicable sales charge reduction. In this regard, shares equal to 5% of the dollar amount specified in the Statement will be held in escrow in shares (computed to the nearest full share) of the Fund by the Transfer Agent. All dividends and any capital gains distribution on the escrowed shares will be credited to your account.

If the total minimum investment specified under the Statement is completed within a thirteen-month period, escrowed shares will be promptly released to you. However, shares disposed of prior to completion of the purchase requirement under the Statement will be deducted from the amount required to complete the investment commitment.

Upon expiration of the Statement period, if the total purchases pursuant to the Statement are less than the amount specified in the Statement as the intended aggregate purchases, Calvert Distributors, Inc. ("CDI") will debit the difference between the lower sales charge you paid and the dollar amount of sales charges which you would have paid if the total amount purchased had been made at a single time from your account. Full shares, if any, remaining in escrow after the aforementioned adjustment will be released and, upon request, remitted to you.

The Statement may be revised upward at any time during the Statement period, and such a revision will be treated as a new Statement, except that the Statement period during which the purchase must be made will remain unchanged and there will be no retroactive reduction of the sales charges paid on prior purchases.

Your first purchase of shares at a reduced sales charge under a Statement indicates acceptance of these terms.

Retirement Plans Under Section 457, Section 403(b)(7), or Section 401(k)

There is no sales charge on shares purchased for the benefit of a retirement plan under section 457 of the Internal Revenue Code of 1986, as amended ("Code"). There is no sales charge on shares purchased for the benefit of a retirement plan qualifying under section 403(b) or 401(k) of the Code if, at the time of purchase: (i) Calvert has been notified in writing that the 403(b) or 401(k) plan has at least 300 eligible employees and is not sponsored by a K-12 school district; or (ii) the cost or current value of shares a 401(k) plan has in Calvert Funds (except money market funds) is at least $1 million.

Neither the Fund, nor CDI, nor any affiliate thereof will reimburse a plan or participant for any sales charges paid prior to receipt and confirmation by CDI of such required written communication. Plan administrators should send requests for the waiver of sales charges based on the above conditions to: Calvert Retirement Plans, 4550 Montgomery Avenue, Suite 1000N, Bethesda, Maryland 20814.

College Savings Plans under Section 529

There is no sales charge on shares purchased for the D.C. College Savings Plan if, at the time of purchase, the owner of the savings plan account is (i) a District of Columbia resident, or (ii) a participant in payroll deduction to the D.C. College Savings Plan of a business with at least 300 employees.

There is no sales charge imposed by Calvert on shares purchased by Delaware Investments for its omnibus account established for the Pennsylvania TAP 529 Investment Plan.

Other Circumstances

There is no sales charge on shares of any Calvert Fund sold to or constituting the following:

  current or retired Directors, Trustees, or Officers of the Calvert Funds or Calvert and its affiliates; employees of Calvert and its affiliates; or their family members;

  Directors, officers, and employees of any subadvisor for the Calvert Family of Funds, employees of broker/dealers distributing the Fund's shares and immediate family members of the subadvisor, or broker/dealer;

  purchases made through a Registered Investment Advisor;

  trust departments of banks or savings institutions for trust clients of such bank or institution, and purchases through a broker/dealer maintaining an omnibus account with a Fund, provided the purchases are made by: (a) investment advisors or financial planners placing trades for their own accounts (or the accounts of their clients) and who charge a management, consulting, or other fee for their services; (b) clients of such investment advisors or financial planners who place trades for their own accounts if such accounts are linked to the master account of such investment advisor or financial planner on the books and records of the broker/dealer or agent; or (c) retirement and deferred compensation plans and trusts, including, but not limited to, those defined in section 401(a) or section 403(b) of the Code, and "rabbi trusts."

Dividends and Capital Gain Distributions from other Calvert Funds

You may prearrange to have your dividends and capital gain distributions from another Calvert Fund automatically invested in another Calvert Fund account with no additional sales charge.

Purchases made at NAV

If you make a purchase at NAV, you may exchange that amount to another Calvert Fund at no additional sales charge.

Reinstatement Privilege

Subject to the Fund's market timing policy, if you redeem Class A shares and then within 90 days decide to reinvest in any Calvert Fund, you may reinvest in Class A of the Fund at the net asset value next computed after the reinvestment order is received, without a sales charge. In order to take advantage of this privilege, you must notify the Fund or broker/dealer at the time of the repurchase. The Fund reserves the right to modify or eliminate this privilege.

Distribution and Service Fees

The Fund has adopted a plan under Rule 12b-1 of the Investment Company Act of 1940 that allows the Fund to pay distribution fees for the sale and distribution of its shares. The distribution plan also allows the Fund to pay service fees to persons (such as your financial professional) for services provided to shareholders. See "Method of Distribution" in the SAI for further discussion of these services. Because these fees are paid out of the Fund's assets on an ongoing basis, over time, these fees will increase the cost of your investment and may cost you more than paying other types of sales charges. Please see "Service Fees and Arrangements with Broker/Dealers" below for more service fee and other information regarding arrangements with broker/dealers.

The table below shows the maximum annual percentage payable under the distribution plan, and the estimated amount for the current fiscal year. Fees payable under the distribution plan may be increased to the maximum amount only after approval by the Fund's Board of Directors. The fees are based on average daily net assets by Class.
Maximum Payable under Plan/ Estimated Amount Paid
Class A
Calvert International Opportunities	0.50%/0.25%

Service Fees and Arrangements with Broker/Dealers

Calvert Distributors, Inc. ("CDI"), the Fund's principal underwriter, pays broker/dealers a commission, or reallowance (expressed as a percentage of the offering price for Class A), when you purchase shares of non-money market funds. CDI also pays broker/dealers an ongoing service fee while you own shares of the Fund (expressed as an annual percentage rate of average daily net assets held in Calvert accounts by that dealer). The table below shows the maximum commissions and service fees paid by CDI to broker/dealers.
Maximum Commission/ Service Fees
Class A*
Calvert International Opportunities	4.00%/0.25%

* Class A service fee begins to accrue in 1st month after purchase.

During special sales promotions, CDI may reallow to broker/dealers the full Class A front-end sales charge. CDI may also pay additional concessions, including de minimis non-cash promotional incentives, such as de minimis merchandise or trips, to broker/dealers employing registered representatives who have sold or are expected to sell a minimum dollar amount of shares of the Fund and/or shares of other Funds underwritten by CDI. CDI may make expense reimbursements for special training of a broker/dealer's registered representatives, advertising or equipment, or to defray the expenses of sales contests. Calvert, CDI, or their affiliates may pay, from their own resources, certain broker/dealers and/or other persons, for the sale and distribution of the securities or for services to the Fund. These amounts may be significant. Payments may include additional compensation beyond the regularly scheduled rates, and finder's fees. CDI may pay broker/dealers a finder's fee on Class A shares purchased at NAV in accounts with $1 million or more. The finder's fee is 0.80% of the purchase NAV amount on the first $2 million, 0.64% on $2 to $3 million, 0.40% on $3 to $50 million, 0.20% on $50 to $100 million, and 0.12% over $100 million. If a finder's fee is paid, and some or all of the purchase is exchanged into another Calvert Fund with a lower finder's fee within one year, then CDI will recoup the difference in the finder's fee from the broker/dealer. Purchases of shares at NAV for accounts on which a finder's fee has been paid are subject to a one-year CDSC of 0.80%. All payments will be in compliance with the rules of the National Association of Securities Dealers, Inc.

Next Step -- Account Application

Complete and sign an application for each new account. For more information, contact your financial professional or our shareholder services department at 800-368-2748.

Minimum To Open an Account

Calvert International Opportunities               $2,000

Minimum additional investments

$250; the Fund may charge a $2 service fee on purchases of less than $250.

The Fund may waive investment minimums and any applicable service fees for initial and subsequent purchases for investors who purchase shares through (1) certain omnibus accounts and (2) certain wrap-fee programs that offer asset allocation services and charge an asset-based fee. In addition, the Fund may waive investment minimums and any applicable service fees in other circumstances at its discretion.

Please make your check payable to the Fund and mail it to:

New Accounts (include application): Calvert P.O. Box 219544 Kansas City, MO 64121-9544	Subsequent investments (include investment slip): Calvert P.O. Box 219739 Kansas City, MO 64121-9739
By Registered, Certified, or Overnight Mail	Calvert c/o BFDS 330 West 9th Street Kansas City, MO 64105-1807

Federal regulations require all financial institutions to obtain, verify and record information that identifies each person who opens an account. The Fund requires your name, date of birth, residential street address or principal place of business, social security number, employer identification number or other governmental issued identification when you open an account in order to verify your identity. The Fund may place limits on account transactions while it is in the process of attempting to verify your identity. If the Fund is unable to verify your identity, the Fund may be required to redeem your shares and close your account.

Through your Broker-Dealer

Your broker-dealer must receive your purchase request before the close of regular trading (generally 4 p.m. ET) on the New York Stock Exchange ("NYSE") to receive that day's net asset value ("NAV"). Your broker-dealer will be responsible for furnishing all necessary documentation to Calvert and may charge you for services provided.

HOW SHARES ARE PRICED

The price of shares is based on the Fund's NAV. The NAV is computed by adding the value of the Fund's securities holdings plus other assets, subtracting liabilities, and then dividing the result by the number of shares outstanding.

The NAV is calculated as of the close of each business day, which coincides with the closing of the regular session of the NYSE (generally 4 p.m. ET). The Fund is open for business each day the NYSE is open. Please note that there are some federal holidays, however, i.e., Columbus Day and Veterans Day, when the NYSE is open and the Fund is open but federal wires and check purchases cannot be received because the banks and post offices are closed.

Some Funds hold securities that are primarily listed on foreign exchanges that trade on days when the NYSE is closed. These Funds do not price shares on days when the NYSE is closed, even if foreign markets may be open. As a result, the value of the Fund's shares may change on days when you will not be able to buy or sell your shares.

Generally, portfolio securities and other assets are valued based on market quotations. Debt securities are valued utilizing the average of bid prices or at bid prices based on a matrix system (which considers such factors as security prices, yields, maturities and ratings) furnished by dealers through an independent pricing service. Debt securities that will mature in 60 days or less are valued at amortized cost, which approximates fair value.

Under the oversight of the Board of Directors and pursuant to the Fund's valuation procedures adopted by the Board, the Advisor determines when a market quotation is not readily available or reliable for a particular security. Investments for which market quotations are not readily available or reliable are fair valued by a fair value team consisting of officers of the Fund and of the Advisor, as determined in good faith under consistently applied procedures under the general supervision of the Board of Directors. No single standard exists for determining fair value, which depends on the circumstances of each investment, but in general fair value is deemed to be the amount an owner might reasonably expect to receive for a security upon its current sale.

In making a fair value determination under the ultimate supervision of the Board, the Advisor generally considers a variety of qualitative and quantitative factors relevant to the particular security or type of security. These factors are subject to change over time and are reviewed periodically to ascertain whether there are changes in the particular circumstances affecting an investment which may warrant a change in either the valuation methodology for the investment, or the fair value derived from that methodology, or both. The general factors considered typically include for example, fundamental analytical data relating to the investment, the nature and duration of restrictions, if any, on the security, and the forces that influence the market in which the security is purchased and sold, as well as the type of security, the size of the holding and numerous other specific factors. Foreign securities are valued based on quotations from the principal market in which such securities are normally traded. If events occur after the close of the principal market in which securities are traded, and before the close of business of the Fund, that are expected to materially affect the value of those securities, then they are valued at their fair value taking these events into account. In addition, fair value pricing may be used for high-yield debt securities or in other instances where a portfolio security is not traded in significant volume for a substantial period.

For assistance in making fair value determinations, the Board has retained a third-party fair value pricing service to, pursuant to the Fund's valuation procedures and under the ultimate supervision of the Board, quantitatively value holdings of the Fund that trade on foreign exchanges. From time to time, market moves in the U.S. subsequent to the close of those local markets but prior to the Fund's official pricing time of 4 p.m. Eastern Time may cause those local market prices to not be representative of what a reasonable investor would pay for those securities. In the event of such market movements in excess of previously established and Board-approved thresholds, the Fund's service providers quantitatively estimate the fair value of each affected security. The values are calculated using the service provider's proprietary models based upon the actual market close and trailing data from various benchmarks, futures and currencies. Factors that may influence the results of this process include changes in U.S. market index values, price movements in futures contracts based on foreign markets that trade in the U.S., and changes in industry or economic sector indices.

The values assigned to fair value investments are based on available information and do not necessarily represent amounts that might ultimately be realized. Further, because of the inherent uncertainty of valuation, the fair values may differ significantly from the value that would have been used had a ready market for the investment existed, and these differences could be material.

WHEN YOUR ACCOUNT WILL BE CREDITED

Your purchase will be processed at the next NAV calculated after your order is received in good order, as defined below. All of your purchases must be made in U.S. dollars. No cash or third-party checks will be accepted. No credit card or credit loan checks will be accepted. The Fund reserves the right to suspend the offering of shares for a period of time or to reject any specific purchase order. All purchase orders must be sent to the Transfer Agent; however, as a convenience, check purchases received at Calvert's office in Bethesda, Maryland, will be sent by overnight delivery to the Transfer Agent and will be credited the next business day upon receipt. Any check purchase received without an investment slip may cause delayed crediting. Any purchase less than the $250 minimum for subsequent investments may be charged a service fee of $2. If your check does not clear your bank, your purchase will be canceled and you will be charged a $25 fee plus any costs incurred. All purchases will be confirmed and credited to your account in full and fractional shares (rounded to the nearest 1/1000th of a share). See "Request in Good Order" below.

OTHER CALVERT FEATURES / POLICIES

Calvert Information Network

For 24 hour performance and account information call 800-368-2745 or visit www.calvert.com.

You can obtain current performance and pricing information, verify account balances, and authorize certain transactions with the convenience of one phone call, 24 hours a day.

Note: The information on our website is not incorporated by reference into this prospectus; our website address is included as an inactive textual reference only.

Account Services

By signing up for services when you open your account, you avoid having to obtain a signature guarantee. If you wish to add services at a later date, the Fund requires a signature guarantee to verify your signature, which may be obtained from any bank, trust company and savings and loan association, credit union, broker-dealer firm or member of a domestic stock exchange. A notary public cannot provide a signature guarantee.

Calvert Money Controller

Calvert Money Controller allows you to purchase or sell shares by electronic funds transfer without the time delay of mailing a check or the added expense of a wire. Use this service to transfer up to $300,000 electronically. Allow one or two business days after you place your request for the transfer to take place. Money transferred to purchase new shares will be subject to a hold of up to 10 business days before redemption requests are honored. Transaction requests must be received by 4 p.m. ET. You may request this service on your initial account application. Calvert Money Controller transactions returned for insufficient funds will incur a $25 charge.

Telephone Transactions

You may purchase, redeem, or exchange shares, wire funds and use Calvert Money Controller by telephone if you have pre-authorized service instructions. You receive telephone privileges automatically when you open your account unless you elect otherwise. For our mutual protection, the Fund, the shareholder servicing agent and their affiliates use precautions such as verifying shareholder identity and recording telephone calls to confirm instructions given by phone. A confirmation statement is sent for these transactions; please review this statement and verify the accuracy of your transaction immediately.

Exchanges

Calvert offers a wide variety of investment options that include common stock funds, tax-exempt and corporate bond funds, and money market funds (call your broker/dealer or Calvert representative for more information). We make it easy for you to purchase shares in other Calvert Funds if your investment goals change. The exchange privilege offers flexibility by allowing you to exchange shares on which you have already paid a sales charge from one mutual fund to another at no additional charge.

Complete and sign an account application, taking care to register your new account in the same name and taxpayer identification number as your existing Calvert account(s). Exchange instructions may then be given by telephone if telephone redemptions have been authorized and the shares are not in certificate form.

Before you make an exchange, please note the following:

Each exchange represents the sale of shares of one Fund and the purchase of shares of another. Therefore, you could realize a taxable gain or loss.

You may exchange shares acquired by reinvestment of dividends or distributions into another Calvert Fund at no additional charge.

Shares may only be exchanged for shares of the same class of another Calvert Fund, and the exchange must satisfy the minimum investment amount for that Calvert Fund.

No CDSC is imposed on exchanges of shares subject to a CDSC at the time of the exchange. The applicable CDSC is imposed at the time the shares acquired by the exchange are redeemed.

Exchange requests will not be accepted on any day when Calvert is open but the Fund's custodian bank is closed (i.e., Columbus Day and Veteran's Day); these exchange requests will be processed the next day the Fund's custodian bank is open. The Fund reserves the right to terminate or modify the exchange privilege with 60 days' written notice.

Market Timing Policy

In general, the Fund is designed for long-term investment and not as a frequent or short-term trading ("market timing") vehicle. The Fund discourages frequent purchases and redemptions of fund shares by fund shareholders. Further, the Fund does not accommodate frequent purchases and redemptions of fund shares by fund shareholders. Accordingly, the Fund's Board of Directors has adopted policies and procedures in an effort to detect and prevent market timing in the Fund, which may include the imposition of redemption fees (see "Redemption Fee" below). The Fund believes that market timing activity is not in the best interest of shareholders. Market timing can be disruptive to the portfolio management process and may adversely impact the ability of the Advisor and Subadvisor(s) to implement the Fund's investment strategies. In addition, market timing can disrupt the management of the Fund and raise its expenses through: increased trading and transaction costs; forced and unplanned portfolio turnover; time-zone arbitrage for securities traded on foreign markets; and large asset swings that decrease the Fund's ability to provide maximum investment return to all shareholders. This in turn can have an adverse effect on Fund performance. In addition to seeking to limit market timing by imposition of redemption fees, the Fund or Calvert at its discretion may reject any purchase or exchange (purchase side only) request it believes to be market timing.

Shareholders may hold the shares of the Fund through a service provider, such as a broker-dealer or a retirement plan, which has adopted market timing policies that differ from the market timing policies adopted by the Fund's Board of Directors. In formulating their market timing policies, these service providers may or may not seek input from Calvert regarding certain aspects of their market timing policies, such as the amount of any redemption fee, the minimum holding period or the applicability of trading blocks. Accordingly, the market timing policies adopted by service providers may be quite dissimilar from the policies adopted by the Fund's Board of Directors. In accordance with SEC rules, the Board of Directors of the Fund has authorized Fund management to defer to the market timing and redemption fee policies of any service provider that distributes shares of the Fund through an omnibus account if the service provider's policies, in Fund management's judgment, are reasonably designed to detect and deter market timing transactions. Shareholders may contact Calvert to determine if the service provider through which the shareholder holds shares of the Fund has been authorized by Fund management to apply its own market timing and redemption fee policies in lieu of the policies adopted by the Fund's Board of Directors. In the event of any such authorization, shareholders should contact the service provider through which the Fund shares are held for more information on the market timing policies and any redemption fees that apply to those shares.

As stated under "How to Sell Shares" in this prospectus, a redemption fee will not be assessed on Fund shares held through an omnibus account if the service provider maintaining that account (i) does not have the systematic capability of assessing the redemption fee at the individual or participant account level or (ii) as described above, implements its own policies and procedures to detect and prevent market timing and such policies do not provide for the assessment of a redemption fee. If a significant percentage of the Fund's shareholder accounts are held through omnibus accounts that are not subject to a redemption fee, then the Fund would be more susceptible to the risks of market timing activity in the Fund. Even if an omnibus account is not subject to a redemption fee, if the Fund or its Transfer Agent or shareholder servicing agent suspects there is market timing activity in the account, Calvert will seek full cooperation from the service provider maintaining the account to identify the underlying participant. Calvert expects the service provider to take immediate action to stop any further market timing activity in the Fund by such participant(s) or plan, or else the Fund will be withdrawn as an investment option for that account. Calvert expects all service providers that maintain omnibus accounts to make reasonable efforts to identify and restrict the short-term trading activities of underlying participants in the Fund.

There is no guarantee that Calvert will detect or prevent market timing activity.

The Fund and CDI reserve the right at any time to reject or cancel any part of any purchase or exchange order (purchase side only). Orders are canceled within one business day, and the purchase price is returned to the investor. The Fund and CDI also may: modify any terms or conditions of purchase of shares of the Fund (upon prior notice); or withdraw all or any part of the offering made by this prospectus.

Electronic Delivery of Prospectuses and Shareholder Reports

You may request to receive electronic delivery of Fund prospectuses and annual and semi-annual reports by calling customer service at 800-368-2745.

Combined General Mailings (Householding)

Multiple accounts with the same social security number will receive one mailing per household of information such as prospectuses and semi-annual and annual reports. Call customer service at 800-368-2745 to request further grouping of accounts to receive fewer mailings, or to request that each account still receive a separate mailing. Separate statements will be generated for each separate account and will be mailed in one envelope for each combination above.

Special Services and Charges

The Fund pays for shareholder services but not for special services that are required by a few shareholders, such as a request for a historical transcript of an account or a stop payment on a draft. You may be required to pay a fee for these special services; for example, the fee for stop payments is $25.

If you are purchasing shares through a program of services offered by a broker/dealer or other financial institution, you should read the program materials together with this prospectus. Certain features may be modified in these programs. Investors may be charged a fee if they effect transactions in Fund shares through a broker/dealer or other agent.

Minimum Account Balance

Please maintain a balance in each of your Fund accounts of at least $1,000. If the balance in your account falls below the minimum during a month, the account may be closed and the proceeds mailed to the address of record. You will receive notice that your account is below the minimum and will be closed if the balance is not brought up to the required minimum within 30 days.

Shares held through an omnibus account or wrap-fee program for which the Fund has waived investment minimums are not subject to this requirement.

DIVIDENDS, CAPITAL GAINS, AND TAXES

The Fund pays dividends from its net investment income as shown below. Net investment income consists of interest income and dividends declared and paid on investments, less expenses. Distributions of net short-term capital gains (treated as dividends for tax purposes) and net long-term capital gains, if any, are normally paid once a year; however, the Fund does not anticipate making any such distributions unless available capital loss carryovers have been used or have expired.

Calvert International Opportunities   Paid annually

Dividend Payment Options

Dividends and any distributions are automatically reinvested in the same Fund at NAV (without sales charge), unless you elect to have amounts of $10 or more paid in cash (by check or by Calvert Money Controller). Dividends and distributions from any Calvert Fund may be automatically invested in an identically registered account in any other Calvert Fund at NAV. If reinvested in the same account, new shares will be purchased at NAV on the reinvestment date, which is generally 1 to 3 days prior to the payment date. You must notify the Fund in writing to change your payment options. If you elect to have dividends and/or distributions paid in cash, and the U.S. Postal Service returns the check as undeliverable, it, as well as future dividends and distributions, will be reinvested in additional shares. No dividends will accrue on amounts represented by uncashed distribution or redemption checks.

Buying a Dividend

At the time of purchase, the share price may reflect undistributed income, capital gains or unrealized appreciation of securities. Any income or capital gains from these amounts which are later distributed to you are fully taxable. On the record date for a distribution, share value is reduced by the amount of the distribution. If you buy shares just before the record date ("buying a dividend"), you will pay the full price for the shares and then receive a portion of the price back as a taxable distribution.

Federal Taxes

In January, the Fund will mail Form 1099-DIV indicating the federal tax status of dividends and any capital gain distributions paid to you during the past year. Generally, dividends and distributions are taxable in the year they are paid. However, any dividends and distributions paid in January but declared during the prior three months are taxable in the year declared. Dividends and distributions are taxable to you regardless of whether they are taken in cash or reinvested. Dividends, including short-term capital gains, are taxable as ordinary income. Distributions from long-term capital gains are taxable as long-term capital gains, regardless of how long you have owned shares.

You may realize a capital gain or loss when you sell or exchange shares. This capital gain or loss will be short- or long-term, depending on how long you have owned the shares which were sold. In January, the Fund whose shares you have sold or exchanged in the past year will mail Form 1099-B indicating the total amount of all such sales, including exchanges. You should keep your annual year-end account statements to determine the cost (basis) of the shares to report on your tax returns.

Other Tax Information

In addition to federal taxes, you may be subject to state or local taxes on your investment, depending on the laws in your area. You will be notified to the extent, if any, that dividends reflect interest received from U.S. Government securities. Such dividends may be exempt from certain state income taxes. If you invest in Calvert International Opportunities, you may receive additional information regarding foreign source income and foreign taxes to assist in your calculation of foreign tax credits. For non-fixed income Funds, some of the dividends may be identified as qualified dividend income and be eligible for the reduced federal tax rate if the individual investor meets the holding period requirement.

Taxpayer Identification Number

If we do not have your correct Social Security or Taxpayer Identification Number ("TIN") and a signed certified application or Form W-9, Federal law requires us to withhold 28% of your reportable dividends, and possibly 28% of certain redemptions. In addition, you may be subject to a fine by the Internal Revenue Service. You will also be prohibited from opening another account by exchange. If this TIN information is not received within 60 days after your account is established, your account may be redeemed (closed) at the current NAV on the date of redemption. Calvert reserves the right to reject any new account or any purchase order for failure to supply a certified TIN.

HOW TO SELL SHARES

You may redeem all or a portion of your shares on any day the Fund is open for business, provided the amount requested is not on hold. When you purchase by check or with Calvert Money Controller (electronic funds transfer), the purchase will be on hold for up to 10 business days from the date of receipt. During the hold period, redemption proceeds will not be sent until the Transfer Agent is reasonably satisfied that the purchase payment has been collected. Your shares will be redeemed at the next NAV calculated after your redemption request is received by the Transfer Agent in good order (less any applicable CDSC and redemption fee). The proceeds will normally be sent to you on the next business day, but if making immediate payment could adversely affect the Fund, it may take up to seven (7) days to make payment. Calvert Money Controller redemptions generally will be credited to your bank account by the second business day after your phone call.

The Fund has the right to redeem shares in assets other than cash for redemption amounts exceeding, in any 90-day period, $250,000 or 1% of the net asset value of the Fund, whichever is less, by making redemptions-in-kind (distributions of a pro rata share of the portfolio securities, rather than cash). A redemption-in-kind transfers the transaction costs associated with redeeming the security from the Fund to the shareholder. The shareholder will also bear any market risks associated with the security until the security can be sold. The Fund reserves the right to suspend or postpone redemptions during any period when: (a) trading on the NYSE is restricted, as determined by the SEC, or the NYSE is closed all day for other than customary weekend and holiday closings; (b) the SEC has granted an order to the Fund permitting such suspension; or (c) an emergency, as determined by the SEC, exists, making disposal of portfolio securities or valuation of net assets of the Fund not reasonably practicable. Please note that there are some federal holidays, however, i.e., Columbus Day and Veterans' Day, when the NYSE is open and the Fund is open but redemptions cannot be mailed or wired because the post offices and banks are closed.

Follow these suggestions to ensure timely processing of your redemption request:

By Telephone

You may redeem shares from your account by telephone and have your money mailed to your address of record or electronically transferred or wired to a bank you have previously authorized. A charge of $5 may be imposed on wire transfers of less than $1,000.

Written Requests

Send your written requests to: Calvert, P.O. Box 219544, Kansas City, MO 64121-9544.

Your letter should include your account number and Fund and the number of shares or the dollar amount you are redeeming. Please provide a daytime telephone number, if possible, for us to call if we have questions. If the money is being sent to a new bank, person, or address other than the address of record, your letter must be signature guaranteed.

Systematic Check Redemptions

If you maintain an account with a balance of $10,000 or more, you may have up to two (2) redemption checks for a fixed amount mailed to you at your address of record on the 15th of the month, simply by sending a letter with all information, including your account number, and the dollar amount ($100 minimum). If you would like a regular check mailed to another person or place, your letter must be signature guaranteed.

Corporations and Associations

Your letter of instruction and corporate resolution should be signed by person(s) authorized to act on the account, accompanied by signature guarantee(s).

Trusts

Your letter of instruction should be signed by the Trustee(s) (as Trustee(s)), with a signature guarantee. (If the Trustee's name is not registered on your account, please provide a copy of the trust document, certified within the last 60 days).

Through your Broker/Dealer

Your broker/dealer must receive your request before the close of regular trading on the NYSE to receive that day's NAV. Your broker/dealer will be responsible for furnishing all necessary documentation to Calvert and may charge you for services provided.

Request in Good Order

All requests (both purchase orders and redemption requests) must be received by the Transfer Agent in "good order." This means that your request must include:

  The Fund name and account number.
  The amount of the transaction (in dollars or shares).
  Signatures of all owners exactly as registered on the account (for mail requests).
  Signature guarantees (if required).*
  Any supporting legal documentation that may be required.
  Any outstanding certificates representing shares to be redeemed.

*For instance, a signature guarantee must be provided by all registered account shareholders when redemption proceeds are sent to a different person or address. A signature guarantee can be obtained from most commercial and savings banks, credit unions, trust companies, or member firms of a U.S. stock exchange. Please note: Notarization is not the equivalent of a signature guarantee.

Transactions are processed at the NAV next computed after the Transfer Agent has received all required information.

Purchase and Redemption of Shares Through a Financial Intermediary

The Fund has authorized one or more broker/dealers to receive on its behalf purchase and redemption orders. Such broker/dealers are authorized to designate other intermediaries to receive purchase and redemption orders on the Fund's behalf. The Fund will be deemed to have received a purchase or redemption order when an authorized broker/dealer, or if applicable, a broker/dealer's authorized designee, receives the order in good order. The customer orders will be priced at the Fund's NAV next computed after they are received by an authorized broker/dealer or the broker/dealer's authorized designee.

Redemption Fee

In its effort to detect and prevent market timing in the Fund (as described under "Market Timing Policy" above), the Fund charges a 2% redemption fee on redemptions, including exchanges, within 30 days of purchase into the Fund unless the shares are held through an intermediary that has been authorized by Fund management to apply its own redemption fee policy, as described under "Other Calvert Features/Policies -- Market Timing Policy." In the event of any such authorization, shareholders should contact the intermediary through which the Fund shares are held for more information on the redemption fee policy that applies to those shares, including any applicable waivers.

For those shares to which the Fund's redemption fee policy is applicable, the redemption fee will only be waived in the following circumstances:

  Redemption upon the death or disability of the shareholder, plan participant, or beneficiary. "Disability" means a total disability as evidenced by a determination by the U.S. Social Security Administration.

  Minimum required distributions from retirement plan accounts for shareholders 70 1/2 and older. The maximum amount subject to this waiver is based only upon the shareholder's Calvert retirement accounts.

  The return of an excess contribution or deferral amount, pursuant to sections 408(d)(4) or (5), 401(k)(8), 402(g)(2), or 401(m)(6) of the Internal Revenue Code.

  Involuntary redemptions of accounts under procedures set forth by the Fund's Board of Directors.

  Redemption for the reallocation of purchases received under a systematic investment plan for rebalancing purposes (but no more than quarterly), or by a discretionary platform for mutual fund wrap programs for rebalancing purposes (but no more than quarterly).

  Redemption of shares purchased with reinvested dividends or capital gain distributions.

  Shares transferred from one retirement plan to another in the same Fund.

  Shares redeemed as part of a retirement plan termination or restructuring.

  Exchange or redemption transactions by an account that the Fund or its Transfer Agent reasonably believes is maintained in an omnibus account by a service provider that either (i) does not have the systematic capability of assessing the redemption fee at the individual or participant account level or (ii) as described under "Other Calvert Features/Policies - Market Timing Policy," implements its own policies and procedures to detect and prevent market timing and such policies do not provide for the assessment of a redemption fee. For this purpose, an omnibus account is a Fund account where the ownership of, or interest in, Fund shares by more than one individual or participant is held through the account and the subaccounting for such Fund account is done by the service provider, not the Fund's Transfer Agent.

For shares held through an intermediary in an omnibus account, Calvert relies on the intermediary to assess any applicable redemption fee on underlying shareholder accounts. There are no assurances that intermediaries will properly assess the fee.

To Open an Account:
800-368-2748

Performance and Prices:
www.calvert.com
Calvert Information Network
24 hours, 7 days a week
800-368-2745

Service for Existing Accounts:
Shareholders 800-368-2745
Brokers 800-368-2746

TDD for Hearing-Impaired:
800-541-1524

Calvert Office:
4550 Montgomery Avenue
Suite 1000N
Bethesda, MD 20814

Registered, Certified or
Overnight Mail:
Calvert
c/o BFDS
330 West 9th Street
Kansas City, MO 64105

Calvert Website
Address: www.calvert.com

PRINCIPAL UNDERWRITER
Calvert Distributors, Inc.
4550 Montgomery Avenue
Suite 1000N
Bethesda, MD 20814

For investors who want more information about the Fund, the following documents are available free upon request:

Annual/Semi-Annual Reports: Additional information about the Fund's investments is available in the Fund's Annual and Semi-Annual reports to shareholders. In the Fund's annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during its last fiscal year.

Statement of Additional Information (SAI): The SAI for the Fund provides more detailed information about the Fund, including a description of the Fund's policies and procedures with respect to the disclosure of its portfolio holdings. The SAI is incorporated into this prospectus by reference.

You can get free copies of reports and SAIs, request other information and discuss your questions about the Fund by contacting your financial professional, or the Fund at:

Calvert Group, Ltd.
4550 Montgomery Ave.
Suite 1000N
Bethesda, MD 20814

Telephone: 1-800-368-2745

The Fund's SAIs and Annual and Semi-Annual Reports are available free of charge on Calvert's website at the Internet address listed below:

Calvert Website
www.calvert.com

You can review and copy information about the Fund (including the SAI) at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the public reference room may be obtained by calling the SEC at 1-202-551-8090. Reports and other information about the Fund are available on the EDGAR database on the SEC's Internet site at http://www.sec.gov. Copies of this information may also be obtained, upon payment of a duplicating fee, by electronic request at publicinfo@sec.gov, or by writing to the Public Reference Section of the SEC, Washington, D.C. 20549-0102.

Investment Company Act file:

no. 811- 06563 (Calvert International Opportunities)

Printed on recycled paper using soy inks


PROSPECTUS

CALVERT INTERNATIONAL OPPORTUNITIES FUND

Class I (Institutional) Shares

May 31, 2007

These securities have not been approved or disapproved by the Securities and Exchange Commission (SEC) or any State Securities Commission, nor has the SEC or any State Securities Commission passed on the accuracy or adequacy of this prospectus. Any representation to the contrary is a criminal offense.

Calvert
Investments That Make A Difference®

A UNIFI Company

PROSPECTUS
May 31, 2007

About the Fund
Investment Objective, Strategy, Principal Risks, Past Performance

Calvert International Opportunities	1
Fees and Expenses	4
Investment Strategies and Risks	6

About Social Investing
Investment Selection Process	9
Socially Responsible Investment Criteria	10
Special Investment Programs	12
High Social Impact Investments	12
Special Equities	13
Shareholder Advocacy and Social Responsibility	13

About Your Investment
About Calvert	14
Advisor, Subadvisor and Portfolio Managers	14
Advisory Fees	15
How to Open an Account	15
How Shares are Priced	16
When Your Account Will be Credited	17
Other Calvert Features / Policies
(Exchanges, Market Timing Policy,
Minimum Account Balance, etc.)	17
Dividends, Capital Gains and Taxes	20
How to Sell Shares	22

CALVERT INTERNATIONAL OPPORTUNITIES

Objective

Calvert International Opportunities seeks long-term capital appreciation. This objective may be changed by the Fund's Board of Directors without shareholder approval.

Principal Investment Strategies

The Fund invests with the philosophy that long-term rewards to investors will come from companies and other entities in which we invest whose products and services are sustainable, enhance the human condition, and promote common global values, such as equality of opportunity and cooperative effort.

The Fund will invest primarily in the common and preferred stocks of non-U.S. small-cap to mid-cap companies. The Fund defines "non-U.S. small cap to mid cap companies" as those whose market capitalization falls within the range of the Citigroup/S&P World ex-U.S. EMI Index (the "Citigroup/S&P World Index"). The Citigroup/S&P World Index undergoes an annual reconstitution with respect to both developed markets (reconstitution on July 1 each year) and emerging markets (reconstitution on October 1 each year). The market capitalization range for the Citigroup/S&P World Index was USD $500 million to $20-30 billion as of December 31, 2006. Under normal circumstances, the Fund seeks to have a weighted average market capitalization of approximately $5 billion. The Fund will primarily hold stocks of companies included in the Citigroup/S&P World Index but may opportunistically invest in stocks of companies outside the Index.

The Fund defines a "non-U.S. company" as a company: (1) whose principal place of business is located outside the U.S.; (2) which derives at least 50% of its revenue from business outside the U.S. or has at least 50% of its assets outside the U.S.; or (3) which is organized under the laws of a non-U.S. country and has its securities principally traded on a non-U.S. exchange.

The Fund will primarily hold stocks of companies in developed countries but as an internationally diversified fund, it may invest in any geographic region of the world if the Subadvisor deems the company attractive. The Subadvisor's stock selection process does not utilize a pre-determined geographic allocation. The Fund may invest up to 20% of its assets in securities of issuers in emerging market countries. The securities in which the Fund invests are often denominated and traded in foreign currencies. The Subadvisor primarily uses a bottom-up approach, focused on fundamental analysis of stocks of individual companies across all geographic regions. Attractive companies are identified through a combination of valuation and growth metrics that seeks to identify companies with a sustainable competitive advantage.

No more than 10% of the Fund's net assets will be invested in U.S. companies.

Returns in the Fund will be mostly from the changes in the price of the Fund's holdings (capital appreciation).

Stocks chosen for the Fund combine growth and value characteristics or offer the opportunity to buy growth at a reasonable price.

The Fund may invest in American Depositary Receipts ("ADRs") and Global Depositary Receipts ("GDRs"), which are certificates evidencing ownership of shares of a foreign issuer. ADRs are U.S. dollar-denominated certificates issued by a U.S. bank and traded on exchanges or over-the-counter in the U.S. as domestic shares. The certificates represent the number of foreign issuers' securities a custodian bank holds in the country of origin. The Fund may invest in either sponsored or unsponsored ADRs. GDRs are typically certificates issued by an international bank and offered for sale globally through the bank's various branches. GDRs represent the number of shares of a foreign company's stock held by a custodian bank in the issuer's home country. GDRs generally trade outside the issuer's home country on two or more established markets in the U.S. or elsewhere, and may be denominated in a currency other than that of the underlying shares. GDRs are typically used by companies from emerging markets to offer shares in many markets around the world.

In addition, although the Fund may employ leverage by borrowing money and using it for the purchase of additional securities, the Fund does not currently intend to do so.

Potential investments for the Fund are first selected for financial soundness and then evaluated according to the Fund's social criteria. Investments for the Fund must meet the minimum standards for all of the Fund's financial and social criteria.

Note: Upon approval by the Fund's Board of Directors of a change in the Fund's investment objective, 60 days' advance notice will be provided to shareholders before such a change is implemented.

Principal Risks

You could lose money on your investment in the Fund, or the Fund could underperform for any of the following reasons:

  The stock markets go down (including markets outside the U.S.).

  The individual stocks in the Fund do not perform as well as expected, and/or the Fund's portfolio management practices do not work to achieve their desired result.

  Investment in foreign securities involves additional risks relating to political, social and economic developments abroad. Other risks from these investments result from the differences between the regulations to which U.S. and foreign issuers and markets are subject, and the potential for foreign markets to be less liquid and more volatile than U.S. markets.

  Investment in foreign securities also involves currency risk associated with securities that trade or are denominated in currencies other than the U.S. dollar and which may be affected by fluctuations in currency exchange rates. An increase in the strength of the U.S. dollar relative to a foreign currency may cause the USD value of an investment in that country to decline.

  Investment in emerging market securities involves greater risk than that associated with investment in the foreign securities of developed foreign countries. These risks include volatile currency exchange rates, periods of high inflation, increased risk of default, greater social, economic and political uncertainty and instability, less governmental supervision and regulation of securities markets, weaker auditing and financial reporting standards, lack of liquidity in the markets, and the significantly smaller market capitalizations of emerging market issuers.

  Prices of small-cap and mid-cap stocks may respond to market activity differently from and can be more volatile than those of larger, more established companies. Small cap- and mid-cap companies are more likely to have more limited product lines, fewer capital resources and less depth of management than larger companies.

  The prices of growth company securities held by the Fund may fall to a greater extent than the overall equity markets due to changing economic, political or market conditions or disappointing growth company earnings results. Growth stocks also generally lack the dividends of some value stocks that can cushion stock prices in a falling market.

  Common stocks represent an ownership interest in a company. They may or may not pay dividends or carry voting rights. Common stock occupies the most junior position in a company's capital structure. Debt securities and preferred stocks have rights senior to a company's common stock. Although common stocks have a history of long-term growth in value, their prices fluctuate based on changes in a company's financial condition and on overall market and economic conditions.

  Preferred stock is a class of capital stock that typically pays dividends at a specified rate. Preferred stock is generally senior to common stock but subordinate to debt securities with respect to the payment of dividends and on liquidation of the issuer. The market value of preferred stock generally decreases when interest rates rise and is also affected by the issuer's ability to make payments on the preferred stock.

  The risks of ADRs and GDRs include many of the risks associated with investing directly in foreign securities such as individual country risk (e.g., political and economic) and currency risk. A sponsored ADR is preferable as the company is then subject to U.S. reporting requirements and will pay the costs of distributing dividends and materials. With an unsponsored ADR, the U.S. bank will recover costs from the movement of shares and dividends. Normally, less information is available on unsponsored ADRs. GDRs can involve increased currency risk since they may not be U.S. dollar-denominated.

  In leveraged transactions, borrowing magnifies the potential for gain or loss on the Fund's portfolio securities and therefore, if employed, increases the possibility of fluctuation in the Fund's net asset value. Borrowing is subject to interest costs, which may or may not be recovered by appreciation of the securities purchased.

An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Calvert International Opportunities Performance

There are no performance tables because the Fund has had less than one calendar year of operations.

FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. Annual Fund Operating Expenses are deducted from Fund assets.
Shareholder Fees
(fees paid directly from your account)
Redemption fee [1] (as a % of redemption proceeds) Note: Redemption fee applies only to redemptions, including exchanges, within 7 days of purchase.	2.0%
Annual Fund Operating Expenses [2] (deducted from fund assets)
Management fees	0.95%
Distribution and service (12b-1) fees	None
Other expenses[3]	1.48%
Total annual fund operating expenses	2.43%
Less fee waiver and/or expense reimbursement [4]	(1.23%)
Net expenses	1.20%

Explanation of Fees and Expenses Table

1 The redemption fee applies to redemptions, including exchanges, within 7 days of purchase. The fee will not be charged directly on certain retirement account platforms and other similar omnibus-type accounts but rather on their participants by the subtransfer agent and remitted to the Fund. Accounts of foundations, endowments, state and local governments, and those that use certain types of consultants are excluded from the Class I redemption fee. The fee is deducted from the redemption proceeds. It is payable to the Class of the Fund from which the redemption is made and is accounted for as an addition to paid-in capital. This fee is intended to ensure that the portfolio trading costs are borne by investors making the transactions and not by shareholders already in the Fund. See "How to Sell Shares - Redemption Fee" for situations where the fee may be waived.

2 Annual fund operating expenses are based on projected expenses for the Fund's current fiscal year. Management fees include the 0.80% advisory fee paid by the Fund to the Advisor ("Calvert") and the 0.15% administrative fee paid by the Fund to Calvert Administrative Services Company, an affiliate of Calvert.

3 "Other expenses" includes custodial, transfer agent and subtransfer agent/recordkeeping payments, as well as various other expenses. Subtransfer agent/ recordkeeping payments may be made to third parties that provide recordkeeping and other administrative services.

4 Calvert has agreed to contractually limit direct net annual fund operating expenses through January 31, 2009. Subject to the qualifications discussed below, direct net operating expenses will not exceed 1.20% for Class I. The contractual expense cap is shown as "Net expenses." Only the Board of Directors of the Fund may terminate the Fund's expense cap for the contractual period. The example on the following page reflects these expense limits but only through the contractual date. Under the terms of the contractual expense limitation, operating expenses do not include interest expense, brokerage commissions, extraordinary expenses and taxes. The Fund does not expect to incur a material amount of interest expense in the fiscal year. If the Fund were to incur expenses from employing leverage, the costs would be reflected in the net expense ratio. The Fund, however, does not currently intend to employ leverage, so there will be no expense for this activity.

The Fund has an expense offset arrangement with its custodian bank whereby the custodian fees may be paid indirectly by credits on the Fund's uninvested cash balances. These credits are used to reduce the Fund's expenses. Under those circumstances where the Advisor has provided to the Fund a contractual expense limitation, and to the extent any expense offset credits are earned, the Advisor may benefit from the expense offset arrangement and the Advisor's obligation under the contractual limitation may be reduced by the credits earned. Expense offset credits, if applicable, are included in the line item "Less fee waiver and/or expense reimbursement." It is not anticipated that a material amount of credits will be earned in the fiscal year.

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that:

  You invest $1,000,000 in the Fund for the time periods indicated;
  You reinvest all dividends and distributions;
  Your investment has a 5% return each year;
  The Fund's operating expenses remain the same; and
  Any expense limitation is in effect for year one.

Although your actual costs may be higher or lower, under these assumptions your costs would be:

	1 year	3 years
Calvert International Opportunities	$12,228	$63,980

INVESTMENT STRATEGIES AND RISKS

The most concise description of the Fund's principal investment strategies and associated risks is under the earlier summary for the Fund. On the following pages are brief descriptions of these principal investment strategies and techniques, as well as certain other non-principal investment strategies and techniques of the Fund, along with their risks. The Fund has additional non-principal investment policies and restrictions, which are discussed in the Statement of Additional Information ("SAI").

For each of the investment strategies listed, the table below shows the Fund's limitations as a percentage of either its net or total assets and the principal types of risk involved. (See the pages following the table for a description of the types of risks). Numbers in this table show maximum allowable amount only; for actual usage, consult the Fund's annual/semi-annual reports.

Key to Table

J        Fund currently uses as a principal investment strategy

Q       Permitted, but not a principal investment strategy

         (% of assets allowable, if restricted)

xN      Allowed up to x% of Fund's net assets

xT      Allowed up to x% of Fund's total assets
Principal Investment Strategies

Conventional Securities

Stocks in General

The Fund is subject to stock market risk. Stock prices overall may decline over short or even long periods. The Fund is also subject to investment style risk, which is the chance that returns from the type of stocks it purchases (large-cap, mid-cap, growth, value, etc.) will trail returns from other asset classes or the overall stock market. Each type of stock tends to go through cycles of doing better or worse than the stock market in general. Finally, individual stocks may lose value for a variety of reasons, even when the overall stock market has increased. Risks: Market.

J

Foreign Securities. Securities issued by companies: (1) whose principal place of business is located outside the U.S.; (2) which derive at least 50% of their revenue from business outside the U.S. or have at least 50% of their assets outside the U.S.; or (3) which are organized under the laws of a non-U.S. country and have their securities principally traded on a non-U.S. exchange. Risks: Market, Currency, Transaction, Liquidity, Information and Political.

J

Small cap stocks. Investing in small companies involves greater risk than with more established companies. Small cap stock prices are more volatile and the companies often have limited product lines, markets, financial resources, and management experience. Risks: Market, Liquidity and Information.

J

Non-Principal Investment Strategies

Active Trading Strategy/Turnover involves selling a security soon after purchase. An active trading strategy causes a fund to have higher portfolio turnover compared to other funds and higher transaction costs, such as commissions and custodian and settlement fees, and may increase your tax liability. Risks: Opportunity, Market and Transaction.

Q

Temporary Defensive Positions. During adverse market, economic or political conditions, the Fund may depart from its principal investment strategies by increasing its investment in short-term interest-bearing securities. During times of any temporary defensive position, a Fund may not be able to achieve its investment objective. Risks: Opportunity.

Q

Exchange-Traded Funds ("ETFs") are shares of other investment companies that can be traded in the secondary market (e.g., on an exchange) but whose underlying assets are stocks selected to track a particular index. ETFs are used for the limited purpose of managing a Fund's cash position consistent with the Fund's applicable benchmark to reduce deviations from the benchmark while enabling the Fund to accommodate its need for periodic liquidity. Risks: Correlation and Market.

Q

Illiquid securities. Securities which cannot be readily sold because there is no active market. Special Equities (venture capital private placements) and High Social Impact Investments are illiquid. Risks: Liquidity, Market and Transaction.

15N

Leveraged Derivative Instruments

Currency contracts. Contracts involving the right or obligation to buy or sell a given amount of foreign currency at a specified price and future date. Risks: Currency, Leverage, Correlation, Liquidity and Opportunity.

5T

Options on securities and indices. Contracts giving the holder the right but not the obligation to purchase or sell a security (or the cash value, in the case of an option on an index) at a specified price within a specified time. In the case of selling (writing) options, the Fund will write call options only if it already owns the security (if it is "covered"). Risks: Interest Rate, Currency, Market, Leverage, Correlation, Liquidity, Credit and Opportunity.

5T [1]

Futures contract. Agreement to buy or sell a specific amount of a commodity or financial instrument at a particular price on a specific future date. Risks: Interest Rate, Currency, Market, Leverage, Correlation, Liquidity and Opportunity.

5N [2]

1 Based on net premium payments.

2 Based on initial margin required to establish position.

Glossary of Certain Investment Risks

Correlation risk

This occurs when a Fund "hedges"- uses one investment to offset the Fund's position in another. If the two investments do not behave in relation to one another the way Fund managers expect them to, then unexpected or undesired results may occur. For example, a hedge may exacerbate losses instead of reducing them. For ETFs, there is a risk of tracking error. An ETF may not be able to exactly replicate the performance of the underlying index due to operating expenses and other factors (e.g., holding cash even though the underlying benchmark index is not composed of cash), and because transactions occur at market prices instead of at net asset value.

Credit risk

The risk that the issuer of a security or the counterparty to an investment contract may default or become unable to pay its obligations when due.

Currency risk

Currency risk occurs when a Fund buys, sells or holds a security denominated in foreign currency. Foreign currencies "float" in value against the U.S. dollar. Adverse changes in foreign currency values can cause investment losses when a Fund's investments are converted to U.S. dollars.

Information risk

The risk that information about a security or issuer or the market might not be available, complete, accurate, or comparable.

Interest rate risk

The risk that changes in interest rates will adversely affect the value of an investor's securities. When interest rates rise, the value of fixed-income securities will generally fall. Conversely, a drop in interest rates will generally cause an increase in the value of fixed-income securities. Longer-term securities and zero coupon/"stripped" coupon securities ("strips") are subject to greater interest rate risk.

Leverage risk

The risk that occurs in some securities or techniques which tend to magnify the effect of small changes in an index or a market. This can result in a loss that exceeds the amount actually invested.

Liquidity risk

The risk that occurs when investments cannot be readily sold. A Fund may have to accept a less-than-desirable price to complete the sale of an illiquid security or may not be able to sell it at all.

Market risk

The risk that securities prices in a market, a sector or an industry will fluctuate, and that such movements might reduce an investment's value.

Opportunity risk

The risk of missing out on an investment opportunity because the assets needed to take advantage of it are committed to less advantageous investments or strategies.

Political risk

The risk that may occur when the value of a foreign investment may be adversely affected by nationalization, taxation, war, government instability or other economic or political actions or factors.

Transaction risk

The risk that a Fund may be delayed or unable to settle a transaction or that commissions and settlement expenses may be higher than usual.

INVESTMENT SELECTION PROCESS

In seeking the Fund's investment objective of long-term capital appreciation, potential investments for the Fund are first selected for financial soundness and then evaluated according to the Fund's social criteria. To the greatest extent possible, the Fund seeks to invest in companies that exhibit positive accomplishments with respect to one or more of the social criteria. Investments for the Fund must meet the minimum standards for all of the Fund's financial and social criteria.

Investment decisions on whether a company meets the Fund's social criteria apply to all securities issued by that company. In rare instances, however, different decisions can be made on a company's equity and its debt.

Although the Fund's social criteria tend to limit the availability of investment opportunities more than is customary with other investment companies or create biases for certain sectors or types of investments that may or may not be in favor in the market, Calvert and the Subadvisor of the Fund believe there are sufficient investment opportunities to permit full investment among issuers which satisfy the Fund's investment objective and social goals.

The Fund may invest in ETFs for the limited purpose of managing the Fund's cash position consistent with the Fund's applicable benchmark. The ETFs in which the Fund may invest will not be screened and will not be required to meet any of the social investment criteria otherwise applicable to investments made by the Fund. In addition, the ETFs in which the Fund may invest may hold securities of companies or entities that the Fund could not invest in directly because such companies or entities do not meet the Fund's social investment criteria. The principal purpose of investing in ETFs is not to achieve a social goal by investing in individual companies, but rather to help the Fund meet its investment objective by obtaining market exposure to the Fund's applicable benchmark while enabling it to accommodate its need for periodic liquidity.

The selection of an investment by the Fund does not constitute endorsement or validation by the Fund, nor does the exclusion of an investment necessarily reflect failure to satisfy the Fund's social criteria. Investors are invited to send to Calvert a brief description of companies they believe might be suitable for investment.

Socially Responsible Investment Criteria

The Fund invests in accordance with the philosophy that long-term rewards to investors will come from companies and other entities in which we invest whose products and services are sustainable, enhance the human condition, and promote common global values, such as equality of opportunity and cooperative effort. Moreover, we believe that there are long-term benefits in an investment philosophy that demonstrates concern for the environment, workplace relations, human rights, indigenous peoples' rights, community relations, and positive product and business practices, as well as corporate governance. Calvert believes that those enterprises that exhibit positive social, environmental and governance performance are better prepared to address the challenges of the 21st century. By responding to such concerns, these enterprises should not only avoid the liability that may be incurred when a product or service is determined to have a negative impact or has outlived its usefulness, but also be better positioned to develop opportunities to make a profitable contribution to the world. These enterprises should be ready to respond to external demands and ensure that over the longer term they will be viable to seek to provide a positive return to both investors and society as a whole.

The Fund has developed social investment criteria, detailed below. These criteria represent standards of behavior which few, if any, organizations totally satisfy. As a matter of practice, evaluation of a particular organization in the context of these criteria will involve subjective judgment by Calvert and the Subadvisor. All social criteria may be changed by the Board of Directors without shareholder approval.

International investing brings unique challenges in terms of corporate disclosure, regulatory structures, environmental standards, and differing national and cultural priorities.

Calvert International Opportunities seeks to invest in companies that:

  Take positive steps to improve environmental management and performance, and provide innovative and forward-looking solutions to environmental problems through their products and services. Calvert will also consider investment in companies that are leaders in developing renewable energy and/or mitigating climate change, even though they may also be involved in nuclear power. However, Calvert will seek to avoid investing in companies that own or operate new nuclear power plants and/or do not meet Calvert's rigorous standards of performance regarding the safety and security of their nuclear power operations.

  Have positive labor practices, including hiring and promoting women and ethnic minorities; respecting the right to form unions and bargain collectively; complying, at a minimum, with domestic hour and wage laws; and providing good health and safety standards. We consider the International Labor Organization's basic conventions on worker rights as a guideline for our labor criteria.

  Uphold corporate responsibility abroad, as well as at home, by developing and observing appropriate human rights standards.

  Respect the rights of indigenous peoples and their territories, cultures, environment, and livelihood.

  Produce or market products and services that are safe and enhance the health or quality of life of consumers.

  Contribute to the quality of life in the communities where they operate, such as through corporate philanthropy and employee volunteerism.

  Exhibit sound corporate governance and business ethics policies and practices, including independent and diverse boards, independent auditors, respect for shareholder rights, and good legal and regulatory compliance records.

Calvert International Opportunities seeks to avoid investing in companies that:

  Directly contribute to the systematic denial of basic human rights.

  Demonstrate a pattern of employing forced, compulsory or child labor.

  Have poor environmental compliance and performance records and lack programs and policies to address environmental impacts; or whose business or operations threaten environmental sustainability; or own or operate new nuclear power plants.

  Have poor corporate governance or engage in harmful or unethical business practices.

  Develop genetically-modified organisms for environmental release without countervailing social benefits such as demonstrating leadership in promoting safety, labeling, protection of indigenous rights, the interests of organic farmers and the interests of developing countries generally.

  Are significantly involved in the design, manufacture, sales or distribution of weapons.

  Derive more than 10% of revenues from the production of tobacco or alcohol products.

Special Investment Programs

As part of Calvert's and Fund shareholders' ongoing commitment to providing and fostering innovative initiatives, the Fund invests a small percentage of its assets in special investment programs which are non-principal investment strategies but unique to Calvert-- High Social Impact Investments and Special Equities. Note: the percentage of the Fund's net assets (no more than 10%) that may be invested in U.S. companies excludes High Social Impact and Special Equities investments.

High Social Impact Investments

High Social Impact Investments is a program that targets a percentage of the Fund's assets (up to 3% for Calvert International Opportunities) to directly support the growth of community-based organizations for the purposes of promoting business creation, housing development, and economic and social development of urban and rural communities. These types of investments offer a rate of return below the then-prevailing market rate, and are considered illiquid, unrated and below-investment grade. They also involve a greater risk of default or price decline than investment grade securities. However, the Fund believes that these investments have a significant social return through their impact in our local communities. The Fund's High Social Impact Investments are fair valued by a fair value team consisting of officers of the Fund and of the Fund's investment advisor, as determined in good faith under consistently applied valuation procedures adopted by the Fund's Board and under the ultimate supervision of the Board. See "How Shares Are Priced".

Pursuant to an exemptive order, the Fund invests those assets allocated for investment in high social impact investments through the purchase of Community Investment Notes issued by the Calvert Social Investment Foundation. The Calvert Social Investment Foundation is a non-profit organization, legally distinct from the Fund and Calvert Group, Ltd., organized as a charitable and educational foundation for the purpose of increasing public awareness and knowledge of the concept of socially responsible investing. It has instituted the Calvert Community Investments program to raise assets from individual and institutional investors and then invest these assets directly in non-profit or not-for-profit community development organizations and community development banks that focus on low income housing, economic development and business development in urban and rural communities.

The Fund may also invest directly in high social impact issuers.

Special Equities

The Fund has a Special Equities investment program that allows the Fund to promote especially promising approaches to social goals through privately placed investments. Special Equities investments are subject to the Fund's limit on illiquid securities (which is no more than 15% of the Fund's net assets). The Special Equities investments are generally venture capital privately placed investments in small, untried enterprises. These include pre-IPO companies and private funds. The Special Equities Committee of the Fund identifies, evaluates, and selects the Special Equities investments. Special Equities involve a high degree of risk -- they are subject to liquidity, information and, if a debt investment, credit risk. The Fund's Special Equities are valued under the direction of the Fund's Board.

Pursuant to approval by the Board of Directors of the Fund, the Fund has retained Stephen Moody and Jean-Luc Park as consultants to provide investment research regarding the Special Equities Program.

Shareholder Advocacy and Social Responsibility

As the Fund's investment advisor, Calvert takes a proactive role to make a tangible positive contribution to our society and that of future generations. Calvert seeks to positively influence corporate behavior through its role as a shareholder by moving companies toward higher standards of social and environmental responsibility. Calvert's activities may include but are not limited to:

Dialogue with companies

Calvert regularly initiates dialogue with company management as part of its social research process. After the Fund has become a shareholder, Calvert often continues its dialogue with management through phone calls, letters and in-person meetings. Through its interaction, Calvert learns about management's successes and challenges and presses for improvement on issues of concern.

Proxy voting

As a shareholder in the various portfolio companies, the Fund is guaranteed an opportunity each year to express its views on issues of corporate governance and social responsibility at annual stockholder meetings. Calvert takes its voting responsibility seriously and votes all proxies consistent with the financial and social goals of the Fund.

Shareholder resolutions

Calvert proposes resolutions on a variety of social issues. It files shareholder resolutions when its dialogue with corporate management proves unsuccessful to encourage a company to take action. In most cases, Calvert's efforts have led to negotiated settlements with positive results for shareholders and companies alike. For example, one of its shareholder resolutions resulted in the company's first-ever disclosure of its equal employment policies, programs and workforce demographics.

ABOUT CALVERT

Calvert Asset Management Company, Inc. (Calvert), 4550 Montgomery Avenue, Suite 1000N, Bethesda, MD 20814, is the Fund's investment advisor. Calvert provides the Fund with investment supervision and management and office space, furnishes executive and other personnel to the Fund, and pays the salaries and fees of all Directors who are affiliated persons of and employed by Calvert. It has been managing mutual funds since 1976. As of March 31, 2007, Calvert was the investment advisor for 40 mutual fund portfolios, including the first family and broadest array of socially screened funds, and had over $14 billion in assets under management.

Advisor, Subadvisor and Portfolio Managers

Information is provided below identifying each individual and or member of a team who is employed by or associated with the Advisor and Subadvisor of the Fund, and who is primarily (and jointly, as applicable) responsible for the day-to-day management of the Fund (each a "Portfolio Manager"). The SAI provides additional information about each Portfolio Manager's management of other accounts, compensation and ownership of securities in the Fund.

Calvert International Opportunities

F&C Management Limited ("F&C"), Exchange House, Primrose Street, London EC2A 2NY, United Kingdom, has managed the assets of the Fund since its inception in May 2007. F&C, a corporation organized under the laws of the United Kingdom, registered with the SEC as an investment advisor in 1991. F&C is a wholly owned subsidiary of F&C Asset Management plc, which was incorporated in 1868 in London with the launch of the world's first investment trust and today manages through the F&C group of companies more than $200 billion in international and global equities, fixed income, property, socially responsible and alternative strategies.

Name of Portfolio Manager	Title	Length of Service with Subadvisory Firm	Business Experience during Last 5 Years	Role on Management Team

Sophie Horsfall	Director, Global Equities Group	Since 2001	2002-present: Portfolio Manager, F&C	Lead Portfolio Manager
Jeremy Tigue	Director and Head of Global/ U.S. Equity	Since 1981	2002- present: Head, F&C Global Equities Group; also Manager, Foreign & Colonial Investment Trust	Head of Global Equities
Terry Coles	Assistant Director, Global Equities Group	Since 2006	2002-2006: Global Equities Fund Manager, Morgan Stanley September 2006-present: Fund Manager, Global Equities, F&C	Alternate Portfolio Manager

The Fund has obtained an exemptive order from the SEC to permit the Fund, pursuant to approval by the Board of Directors, to enter into and materially amend contracts with the Fund's Subadvisor (that is not an "affiliated person") without shareholder approval. See "Investment Advisor and Subadvisor" in the SAI for further details.

Advisory Fees

An annual advisory fee of 0.80% is paid by the Fund as a percentage of the Fund's average daily net assets. (Subadvisory fees paid by Calvert to the Subadvisor are reflected in the total advisory fees paid by the Fund to Calvert.) Note, the advisory fee does not include any administrative service fees.

HOW TO OPEN AN ACCOUNT

Complete and sign an application for each new account. Be sure to specify Class I. All purchases must be made by bankwire, National Securities Clearing Corporation (NSCC) or ACH funds transfer, in U.S. dollars. For more information and wire instructions, call Calvert at 800-327-2109.

Minimum To Open an Account: $1,000,000 per Fund. The $1 million initial investment may be waived for certain institutional accounts, where it is believed to be in the best interest of the Fund and its shareholders (for example, where the investment in question would permit a previously closed Class I in a Portfolio to reopen, at no additional expense to other Classes in the Portfolio; where the Class I investor has agreed to make additional Class I investments within a reasonable amount of time; for discretionary wrap programs; for omnibus accounts purchasing for a fund of funds; and for certain omnibus accounts and employer sponsored retirement or employee benefit plan accounts.)

Federal regulations require all financial institutions to obtain, verify and record information that identifies each person who opens an account. The Fund requires your name, date of birth, residential street address or principal place of business, social security number, employer identification number or other governmental issued identification when you open an account in order to verify your identity. The Fund may place limits on account transactions while it is in the process of attempting to verify your identity. If the Fund is unable to verify your identity, the Fund may be required to redeem your shares and close your account.

HOW SHARES ARE PRICED

The price of shares is based on the Fund's net asset value ("NAV"). NAV is computed by adding the value of the Fund's securities holdings plus other assets, subtracting liabilities, and then dividing the result by the number of shares outstanding. If the Fund has more than one class of shares, the NAV of each class will be different, depending on the number of shares outstanding for each class.

The NAV is calculated as of the close of each business day, which coincides with the closing of the regular session of the New York Stock Exchange ("NYSE") (generally 4 p.m. ET). The Fund is open for business each day the NYSE is open. Please note that there are some federal holidays, however, i.e., Columbus Day and Veterans Day, when the NYSE is open and the Fund is open but federal wires and check purchases cannot be received because the banks and post offices are closed.

Some Funds hold securities that are primarily listed on foreign exchanges that trade on days when the NYSE is closed. These Funds do not price shares on days when the NYSE is closed, even if foreign markets may be open. As a result, the value of the Fund's shares may change on days when you will not be able to buy or sell your shares.

Generally, portfolio securities and other assets are valued based on market quotations. Debt securities are valued utilizing the average of bid prices or at bid prices based on a matrix system (which considers such factors as security prices, yields, maturities and ratings) furnished by dealers through an independent pricing service. Debt securities that will mature in 60 days or less are valued at amortized cost, which approximates fair value.

Under the oversight of the Board of Directors and pursuant to the Fund's valuation procedures adopted by the Board, the Advisor determines when a market quotation is not readily available or reliable for a particular security. Investments for which market quotations are not readily available or reliable are fair valued by a fair value team consisting of officers of the Fund and of the Advisor, as determined in good faith under consistently applied procedures under the general supervision of the Board of Directors. No single standard exists for determining fair value, which depends on the circumstances of each investment, but in general fair value is deemed to be the amount an owner might reasonably expect to receive for a security upon its current sale.

In making a fair value determination under the ultimate supervision of the Board, the Advisor generally considers a variety of qualitative and quantitative factors relevant to the particular security or type of security. These factors are subject to change over time and are reviewed periodically to ascertain whether there are changes in the particular circumstances affecting an investment which may warrant a change in either the valuation methodology for the investment, or the fair value derived from that methodology, or both. The general factors considered typically include, for example, fundamental analytical data relating to the investment, the nature and duration of restrictions, if any, on the security, and the forces that influence the market in which the security is purchased and sold, as well as the type of security, the size of the holding and numerous other specific factors. Foreign securities are valued based on quotations from the principal market in which such securities are normally traded. If events occur after the close of the principal market in which securities are traded, and before the close of business of the Fund, that are expected to materially affect the value of those securities, then they are valued at their fair value taking these events into account. In addition, fair value pricing may be used for high-yield debt securities or in other instances where a portfolio security is not traded in significant volume for a substantial period.

For assistance in making fair value determinations, the Board has retained a third-party fair value pricing service to, pursuant to the Fund's valuation procedures and under the ultimate supervision of the Board, quantitatively value holdings of the Fund that trade on foreign exchanges. From time to time, market moves in the U.S. subsequent to the close of those local markets but prior to the Fund's official pricing time of 4 p.m. Eastern Time may cause those local market prices to not be representative of what a reasonable investor would pay for those securities. In the event of such market movements in excess of previously established and Board-approved thresholds, the Fund's service providers quantitatively estimate the fair value of each affected security. The values are calculated using the service provider's proprietary models based upon the actual market close and trailing data from various benchmarks, futures and currencies. Factors that may influence the results of this process include changes in U.S. market index values, price movements in futures contracts based on foreign markets that trade in the U.S., and changes in industry or economic sector indices.

The values assigned to fair value investments are based on available information and do not necessarily represent amounts that might ultimately be realized. Further, because of the inherent uncertainty of valuation, the fair values may differ significantly from the value that would have been used had a ready market for the investment existed, and these differences could be material.

WHEN YOUR ACCOUNT WILL BE CREDITED

Your purchase will be processed at the next NAV calculated after your order is received in good order, as defined below. All of your purchases must be made U.S. dollars. The Fund reserves the right to suspend the offering of shares for a period of time or to reject any specific purchase order. All purchases will be confirmed and credited to your account in full and fractional shares (rounded to the nearest 1/1000th of a share). See "Request in Good Order" below.

OTHER CALVERT FEATURES / POLICIES

Calvert Information Network

For 24 hour performance and account information, call 800-368-2745 or visit www.calvert.com.

You can obtain current performance and pricing information, verify account balances, and authorize certain transactions with the convenience of one phone call, 24 hours a day.

Note: The information on our website is not incorporated by reference into this prospectus; our website address is included as an inactive textual reference only.

Telephone Transactions

You may purchase, redeem, or exchange shares and wire funds by telephone if you have pre-authorized service instructions. You receive telephone privileges automatically when you open your account unless you elect otherwise. For our mutual protection, the Fund, the shareholder servicing agent and their affiliates use precautions such as verifying shareholder identity and recording telephone calls to confirm instructions given by phone. A confirmation statement is sent for these transactions; please review this statement and verify the accuracy of your transaction immediately.

Exchanges

Calvert offers a wide variety of investment options that include common stock funds, tax-exempt and corporate bond funds, and money market funds (call your broker/dealer or Calvert representative for more information). We make it easy for you to purchase shares in other Calvert Funds if your investment goals change.

Complete and sign an account application, taking care to register your new account in the same name and taxpayer identification number as your existing Calvert account(s). Exchange instructions may then be given by telephone if telephone redemptions have been authorized and the shares are not in certificate form.

Before you make an exchange, please note the following:

Each exchange represents the sale of shares of one Fund and the purchase of shares of another. Therefore, you could realize a taxable gain or loss.

Shares may only be exchanged for Class I shares of another Calvert Fund, and the exchange must satisfy the minimum investment amount.

Exchange requests will not be accepted on any day when Calvert is open but the Fund's custodian bank is closed (i.e., Columbus Day and Veteran's Day); these exchange requests will be processed the next day the Fund's custodian bank is open. The Fund reserves the right to terminate or modify the exchange privilege with 60 days' written notice.

Market Timing Policy

In general, the Fund is designed for long-term investment and not as a frequent or short-term trading ("market timing") vehicle. The Fund discourages frequent purchases and redemptions of fund shares by fund shareholders. Further, the Fund does not accommodate frequent purchases and redemptions of fund shares by fund shareholders. Accordingly, the Fund's Board of Directors has adopted policies and procedures in an effort to detect and prevent market timing in the Fund, which may include the imposition of redemption fees (see "Redemption Fee" below). The Fund believes that market timing activity is not in the best interest of shareholders. Market timing can be disruptive to the portfolio management process and may adversely impact the ability of the Advisor and Subadvisor to implement the Fund's investment strategies. In addition, market timing can disrupt the management of the Fund and raise its expenses through: increased trading and transaction costs; forced and unplanned portfolio turnover; time-zone arbitrage for securities traded on foreign markets; and large asset swings that decrease the Fund's ability to provide maximum investment return to all shareholders. This in turn can have an adverse effect on Fund performance. In addition to seeking to limit market timing by imposition of redemption fees, the Fund or Calvert at its discretion may reject any purchase or exchange (purchase side only) request it believes to be market timing.

Shareholders may hold the shares of the Fund through a service provider, such as a broker-dealer or a retirement plan, which has adopted market timing policies that differ from the market timing policies adopted by the Fund's Board of Directors. In formulating their market timing policies, these service providers may or may not seek input from Calvert regarding certain aspects of their market timing policies, such as the amount of any redemption fee, the minimum holding period or the applicability of trading blocks. Accordingly, the market timing policies adopted by service providers may be quite dissimilar from the policies adopted by the Fund's Board of Directors. In accordance with SEC rules, the Board of Directors of the Fund has authorized Fund management to defer to the market timing and redemption fee policies of any service provider that distributes shares of the Fund through an omnibus account if the service provider's policies, in Fund management's judgment, are reasonably designed to detect and deter market timing transactions. Shareholders may contact Calvert to determine if the service provider through which the shareholder holds shares of the Fund has been authorized by Fund management to apply its own market timing and redemption fee policies in lieu of the policies adopted by the Fund's Board of Directors. In the event of any such authorization, shareholders should contact the service provider through which the Fund shares are held for more information on the market timing policies and any redemption fees that apply to those shares.

As stated under "How to Sell Shares" in this prospectus, a redemption fee will not be assessed on Fund shares held through an omnibus account if the service provider maintaining that account (i) does not have the systematic capability of assessing the redemption fee at the individual or participant account level or (ii) as described above, implements its own policies and procedures to detect and prevent market timing and such policies do not provide for the assessment of a redemption fee. If a significant percentage of the Fund's shareholder accounts are held through omnibus accounts that are not subject to a redemption fee, then the Fund would be more susceptible to the risks of market timing activity in the Fund. Even if an omnibus account is not subject to a redemption fee, if the Fund or its Transfer Agent or shareholder servicing agent suspects there is market timing activity in the account, Calvert will seek the full cooperation from the service provider maintaining the account to identify the underlying participant. Calvert expects the service provider to take immediate action to stop any further market timing activity in the Fund by such participant(s) or plan, or else the Fund will be withdrawn as an investment option for that account. Calvert expects all service providers that maintain omnibus accounts to make reasonable efforts to identify and restrict the short-term trading activities of underlying participants in the Fund.

There is no guarantee that Calvert will detect or prevent market timing activity.

The Fund and CDI reserve the right at any time to reject or cancel any part of any purchase or exchange order (purchase side only). Orders are canceled within one business day, and the purchase price is returned to the investor. The Fund and CDI also may: modify any terms or conditions of purchase of shares of the Fund (upon prior notice); or withdraw all or any part of the offering made by this prospectus.

Electronic Delivery of Prospectuses and Shareholder Reports

You may request to receive electronic delivery of Fund prospectuses and annual and semi-annual reports by calling customer service at 800-368-2745.

Combined General Mailings (Householding)

Multiple accounts with the same social security number will receive one mailing per household of information such as prospectuses and semi-annual and annual reports. Call customer service at 800-368-2745 to request further grouping of accounts to receive fewer mailings, or to request that each account still receive a separate mailing. Separate statements will be generated for each separate account and will be mailed in one envelope for each combination above.

Special Services and Charges

The Fund pays for shareholder services but not for special services that are required by a few shareholders, such as a request for a historical transcript of an account. You may be required to pay a fee for these special services.

If you are purchasing shares through a program of services offered by a broker/dealer or other financial institution, you should read the program materials together with this prospectus. Certain features may be modified in these programs. Investors may be charged a fee if they effect transactions in Fund shares through a broker/dealer or other agent.

Minimum Account Balance

Please maintain a balance in each of your Fund accounts of at least $1,000,000 per Fund. If due to redemptions, the account falls below the minimum, your account may be closed and the proceeds mailed to the address of record. You will be given a notice that your account is below the minimum and will be closed, or moved to Class A (at NAV) after 30 days if the balance is not brought up to the required minimum amount.

DIVIDENDS, CAPITAL GAINS AND TAXES

The Fund pays dividends from its net investment income as shown below. Net investment income consists of interest income and dividends declared and paid on investments, less expenses. Distributions of net short-term capital gains (treated as dividends for tax purposes) and net long-term capital gains, if any, are normally paid once a year; however, the Fund does not anticipate making any such distributions unless available capital loss carryovers have been used or have expired. Dividend and distribution payments will vary between classes.

Calvert International Opportunities                 Paid annually

Dividend Payment Options

Dividends and any distributions are automatically reinvested in the same Fund at NAV, unless you elect to have amounts of $10 or more paid to you by wire to a predesignated bank account. Dividends and distributions from any Calvert Fund may be automatically invested in an identically registered account in any other Calvert Fund at NAV. If reinvested in the same account, new shares will be purchased at NAV on the reinvestment date, which is generally 1 to 3 days prior to the payment date. You must notify the Fund in writing to change your payment options.

Buying a Dividend

At the time of purchase, the share price of each class may reflect undistributed income, capital gains or unrealized appreciation of securities. Any income or capital gains from these amounts which are later distributed to you are fully taxable. On the record date for a distribution, share value is reduced by the amount of the distribution. If you buy shares just before the record date ("buying a dividend"), you will pay the full price for the shares and then receive a portion of the price back as a taxable distribution.

Federal Taxes

In January, the Fund will mail Form 1099-DIV indicating the federal tax status of dividends and any capital gain distributions paid to you during the past year. Generally, dividends and distributions are taxable in the year they are paid. However, any dividends and distributions paid in January but declared during the prior three months are taxable in the year declared. Dividends and distributions are taxable to you regardless of whether they are taken in cash or reinvested. Dividends, including short-term capital gains, are taxable as ordinary income. Distributions from long-term capital gains are taxable as long-term capital gains, regardless of how long you have owned shares.

You may realize a capital gain or loss when you sell or exchange shares. This capital gain or loss will be short- or long-term, depending on how long you have owned the shares which were sold. In January, the Fund whose shares you have sold or exchanged in the past year will mail Form 1099-B indicating the total amount of all such sales, including exchanges. You should keep your annual year-end account statements to determine the cost (basis) of the shares to report on your tax returns.

Other Tax Information

In addition to federal taxes, you may be subject to state or local taxes on your investment, depending on the laws in your area. You will be notified to the extent, if any, that dividends reflect interest received from U.S. Government securities. Such dividends may be exempt from certain state income taxes. If you invest in Calvert International Opportunities, you may receive additional information regarding foreign source income and foreign taxes to assist in your calculation of foreign tax credits. For non-fixed-income Funds, some of the dividends may be identified as qualified dividend income and be eligible for the reduced federal tax rate if the individual investor meets the holding period requirement.

Taxpayer Identification Number

If we do not have your correct Social Security or Taxpayer Identification Number ("TIN") and a signed certified application or Form W-9, Federal law requires us to withhold 28% of your reportable dividends, and possibly 28% of certain redemptions. In addition, you may be subject to a fine by the Internal Revenue Service. You will also be prohibited from opening another account by exchange. If this TIN information is not received within 60 days after your account is established, your account may be redeemed (closed) at the current NAV on the date of redemption. Calvert reserves the right to reject any new account or any purchase order for failure to supply a certified TIN.

Arrangements with Broker/Dealers

CDI may pay additional concessions, including de minimis non-cash promotional incentives, such as de minimis merchandise or trips, to broker/dealers employing registered representatives who have sold or are expected to sell a minimum dollar amount of shares of the Fund and/or shares of other Funds underwritten by CDI. CDI may make expense reimbursements for special training of a broker/dealer's registered representatives, advertising or equipment, or to defray the expenses of sales contests. Calvert, CDI, or their affiliates may pay, from their own resources, certain broker/dealers and/or other persons, for the sale and distribution of the securities or for services to the Fund. These amounts may be significant. Payments may include additional compensation beyond the regularly scheduled rates. All payments will be in compliance with the rules of the National Association of Securities Dealers, Inc.

HOW TO SELL SHARES

You may redeem all or a portion of your shares on any day the Fund is open for business. Your shares will be redeemed at the next NAV calculated after your redemption request is received by the Transfer Agent in good order (less any applicable redemption fee). The proceeds will normally be sent to you on the next business day, but if making immediate payment could adversely affect the Fund, it may take up to seven (7) days to make payment.

The Fund has the right to redeem shares in assets other than cash for redemption amounts exceeding, in any 90-day period, $250,000 or 1% of the net asset value of the Fund, whichever is less, by making redemptions-in-kind (distributions of a pro rata share of the portfolio securities, rather than cash). A redemption-in-kind transfers the transaction costs associated with redeeming the security from the Fund to the shareholder. The shareholder will also bear any market risks associated with the security until the security can be sold. The Fund reserves the right to suspend or postpone redemptions during any period when: (a) trading on the NYSE is restricted, as determined by the SEC, or the NYSE is closed all day for other than customary weekend and holiday closings; (b) the SEC has granted an order to the Fund permitting such suspension; or (c) an emergency, as determined by the SEC, exists, making disposal of portfolio securities or valuation of net assets of the Fund not reasonably practicable. Please note that there are some federal holidays, however, i.e., Columbus Day and Veterans' Day, when the NYSE is open and the Fund is open but redemptions cannot be mailed or wired because the post offices and banks are closed.

Follow these suggestions to ensure timely processing of your redemption request:

By Telephone - call 800-368-2745

You may redeem shares from your account by telephone and have your money wired to an address or bank you have previously authorized. Class I redemptions must be made by bankwire, NSCC or ACH funds transfer. If you want the money to be wired to a bank not previously authorized, then a voided bank check must be provided. To add instructions to wire to a destination not previously established, or if you would like funds sent to a different address or another person, your letter must be signature guaranteed.

Request in Good Order

All requests (both purchase orders and redemption requests) must be received by the Transfer Agent in "good order." This means that your request must include:

  The Fund name and account number.
  The amount of the transaction (in dollars or shares).
  Signatures of all owners exactly as registered on the account (for mail requests).
  Signature guarantees (if required).*
  Any supporting legal documentation that may be required.
  Any outstanding certificates representing shares to be redeemed.

* For instance, a signature guarantee must be provided by all registered account shareholders when redemption proceeds are sent to a different person or address. A signature guarantee can be obtained from most commercial and savings banks, credit unions, trust companies, or member firms of a U.S. stock exchange. Please note: Notarization is not the equivalent of a signature guarantee.

Transactions are processed at the NAV next computed after the Transfer Agent has received all required information.

Purchase and Redemption of Shares Through a Financial Intermediary

The Fund has authorized one or more broker/dealers to receive on its behalf purchase and redemption orders. Such broker/dealers are authorized to designate other intermediaries to receive purchase and redemption orders on the Fund's behalf. The Fund will be deemed to have received a purchase or redemption order when an authorized broker/dealer, or if applicable, a broker/dealer's authorized designee, receives the order in good order. The customer orders will be priced at the Fund's NAV next computed after they are received by an authorized broker/dealer or the broker/dealer's authorized designee.

Redemption Fee

In its effort to detect and prevent market timing in the Fund (as described under "Market Timing Policy" above), the Fund charges a 2% redemption fee on redemptions, including exchanges, within 7 days of purchase into the Fund unless the shares are held through an intermediary that has been authorized by Fund management to apply its own redemption fee policy, as described under "Other Calvert Features/Policies -- Market Timing Policy." In the event of any such authorization, shareholders should contact the intermediary through which the Fund shares are held for more information on the redemption fee policy that applies to those shares, including any applicable waivers.

For those shares to which the Fund's redemption fee policy is applicable, the redemption fee will only be waived in the following circumstances:

  Accounts of foundations, endowments, state and local governments, and those that use consultants.

  Redemption upon the death or disability of the shareholder, plan participant, or beneficiary. "Disability" means a total disability as evidenced by a determination by the U.S. Social Security Administration.

  Minimum required distributions from retirement plan accounts for shareholders 70 1/2 and older. The maximum amount subject to this waiver is based only upon the shareholder's Calvert retirement accounts.

  The return of an excess contribution or deferral amount, pursuant to sections 408(d)(4) or (5), 401(k)(8), 402(g)(2), or 401(m)(6) of the Internal Revenue Code.

  Involuntary redemptions of accounts under procedures set forth by the Fund's Board of Directors.

  Redemption for the reallocation of purchases received under a systematic investment plan for rebalancing purposes (but no more than quarterly), or by a discretionary platform for mutual fund wrap programs for rebalancing purposes (but no more than quarterly).

  Redemption of shares purchased with reinvested dividends or capital gain distributions.

  Shares transferred from one retirement plan to another in the same Fund.

  Shares redeemed as part of a retirement plan termination or restructuring.

  Exchange or redemption transactions by an account that the Fund or its Transfer Agent reasonably believes is maintained in an omnibus account by a service provider that either (i) does not have the systematic capability of assessing the redemption fee at the individual or participant account level or (ii) as described under "Other Calvert Features/Policies - Market Timing Policy," implements its own policies and procedures to detect and prevent market timing and such policies do not provide for the assessment of a redemption fee. For this purpose, an omnibus account is a Fund account where the ownership of, or interest in, Fund shares by more than one individual or participant is held through the account and the subaccounting for such Fund account is done by the service provider, not the Fund's Transfer Agent.

For shares held through an intermediary in an omnibus account, Calvert relies on the intermediary to assess any applicable redemption fee on underlying shareholder accounts. There are no assurances that intermediaries will promptly assess the fee.

To Open an Account:
800-327-2109

Performance and Prices:
www.calvert.com
Calvert Information Network
24 hours, 7 days a week
800-368-2745

Service for Existing Accounts:
800-327-2109

TDD for Hearing-Impaired:
800-541-1524

Calvert Office:
4550 Montgomery Avenue
Suite 1000N
Bethesda, MD 20814

Registered, Certified or
Overnight Mail:
Calvert
c/o BFDS
330 West 9th Street
Kansas City, MO 64105

Calvert Website
Address: www.calvert.com

PRINCIPAL UNDERWRITER
Calvert Distributors, Inc.
4550 Montgomery Avenue
Suite 1000N
Bethesda, MD 20814

For investors who want more information about the Fund, the following documents are available free upon request:

Annual/Semi-Annual Reports: Additional information about the Fund's investments is available in the Fund's Annual and Semi-Annual reports to shareholders. In the Fund's annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during its last fiscal year.

Statement of Additional Information (SAI): The SAI for the Fund provides more detailed information about the Fund, including a description of the Fund's policies and procedures with respect to the disclosure of its portfolio holdings. The SAI is incorporated into this prospectus by reference.

You can get free copies of reports and SAIs, request other information and discuss your questions about the Fund by contacting your financial professional, or the Fund at:

Calvert Group, Ltd.
4550 Montgomery Ave., Suite 1000N
Bethesda, MD 20814

Telephone: 1-800-327-2109

The Fund's SAIs and Annual and Semi-Annual Reports are available free of charge, on Calvert's website at the Internet address listed below:

Calvert Website
www.calvert.com

You can review and copy information about the Fund (including the SAI) at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the public reference room may be obtained by calling the SEC at 1-202-551-8090. Reports and other information about the Fund are available on the EDGAR database on the SEC's Internet site at http://www.sec.gov. Copies of this information may also be obtained, upon payment of a duplicating fee, by electronic request at publicinfo@sec.gov, or by writing to the Public Reference Section of the SEC, Washington, D.C. 20549-0102.

Investment Company Act file:
no. 811- 06563 (Calvert International Opportunities)

Printed on recycled paper using soy inks


CALVERT WORLD VALUES FUND, INC.
Calvert International Opportunities Fund
4550 Montgomery Avenue, Bethesda, Maryland 20814

Statement of Additional Information

May 31, 2007

New Account Information:	(800) 368-2748 (301) 951-4820	Shareholder Services:	(800) 368-2745
Broker Services:	(800) 368-2746 (301) 951-4850	TDD for the Hearing-Impaired:	(800) 541-1524

This Statement of Additional Information ("SAI") is not a prospectus. Investors should read the SAI in conjunction with the Fund's Prospectuses dated May 31, 2007. The prospectuses may be obtained free of charge by writing the Fund at the above address, calling the Fund, or by visiting our website at www.calvert.com.

TABLE OF CONTENTS

Supplemental Information on Principal Investment Policies and Risks	2
Non-Principal Investment Policies and Risks	3
Investment Restrictions	10
Dividends, Distributions, and Taxes	11
Net Asset Value	12
Calculation of Total Return	12
Purchase and Redemption of Shares	13
Directors and Officers	14
Investment Advisor and Subadvisor	22
Portfolio Manager Disclosure	23
Administrative Services Agent	25
Method of Distribution	25
Transfer and Shareholder Servicing Agents	27
Portfolio Transactions	27
Portfolio Holdings Disclosure	27
Personal Securities Transactions	29
Proxy Voting Disclosure	29
Process for Delivering Shareholder Communications to the Board of Directors	30
Independent Registered Public Accounting Firm and Custodian	30
General Information	30
Control Persons and Principal Holders of Securities	31
Fund Service Providers	32
Appendix A -- Proxy Voting Guidelines
Appendix B -- Corporate Bond and Commercial Paper Ratings

SUPPLEMENTAL INFORMATION ON PRINCIPAL INVESTMENT POLICIES AND RISKS

Foreign Securities

Investments in foreign securities may present risks not typically involved in domestic investments. The Fund may purchase foreign securities directly on foreign markets, or those represented by American Depositary Receipts ("ADRs"), or other receipts evidencing ownership of foreign securities, such as International Depositary Receipts and Global Depositary Receipts. ADRs are United States ("U.S.") dollar-denominated and traded in the United States on exchanges or over the counter, and can be either sponsored or unsponsored. The company sponsoring the ADR is subject to U.S. reporting requirements and will pay the costs of distributing dividends and materials. With an unsponsored ADR, the U.S. bank will recover costs from the movement of shares and dividends. Less information is normally available on unsponsored ADRs. By investing in ADRs rather than directly in foreign issuers' stock, the Fund may possibly avoid some currency and some liquidity risks. However, the value of the foreign securities underlying the ADR may still be impacted by currency fluctuations. The information available for ADRs is subject to the more uniform and more exacting accounting, auditing and financial reporting standards of the domestic market or exchange on which they are traded.

Additional costs may be incurred in connection with international investment since foreign brokerage commissions and the custodial costs associated with maintaining foreign portfolio securities are generally higher than in the United States. Fee expense may also be incurred on currency exchanges when the Fund changes investments from one country to another or converts foreign securities holdings into U.S. dollars.

U.S. Government policies have at times, in the past, through imposition of interest equalization taxes and other restrictions, discouraged certain investments abroad by U.S. investors. In addition, foreign countries may impose withholding and taxes on dividends and interest.

Emerging Market Securities. Investing in emerging markets and in particular, those countries whose economies and capital markets are not as developed as those of more industrialized nations, carries its own special risks. The Fund defines an emerging market as any country (other than the United States or Canada) that is not included in the Morgan Stanley Capital International Europe, Australasia, Far East ("MSCI EAFE") Index. Investments in these countries may be riskier, and will be subject to erratic and abrupt price movements. Some economies are less well developed and less diverse, and more vulnerable to the ebb and flow of international trade, trade barriers and other protectionist or retaliatory measures. Many of these countries are grappling with severe inflation or recession, high levels of national debt, and currency exchange problems. Governments in many emerging market countries participate to a significant degree in their economies and securities markets. Investments in countries or regions that have recently begun moving away from central planning and state-owned industries toward free markets should be regarded as speculative. Among other risks, the economies of such countries may be affected to a greater extent than in other countries by price fluctuations of a single commodity, severe cyclical climactic conditions, lack of significant history in operating under a market-oriented economy or political instability. Certain emerging market countries have historically experienced, and may continue to experience, high rates of inflation, high interest rates, exchange rate fluctuations, large amounts of external debt, balance of payments and trade difficulties and extreme poverty and unemployment.

Mid-Cap Issuers

The securities of mid-cap issuers often have greater price volatility, lower trading volume and less liquidity than larger, more established companies. Investing in mid-cap issuers generally involves greater risk than investing in larger, established issuers. These companies tend to have smaller revenues, narrower product lines, less management depth and experience, smaller shares of their product or service markets, fewer financial resources and less competitive strength than larger companies.

Leverage

To the extent that the Fund makes purchases of securities where borrowing exceeds 5% of the Fund's total assets, the Fund may engage in transactions which create leverage. However, the Fund does not currently intend to engage in such transactions.

In leveraged transactions, borrowing magnifies the potential for gain or loss on the Fund's portfolio securities and therefore, if employed, increases the possibility of fluctuation in the Fund's NAV.

Any use of leverage by the Fund is premised generally upon the expectation that the Fund will achieve a greater return on its investments with the proceeds from the borrowed funds than the additional costs the Fund incurs as a result of such leverage. If the income or capital appreciation from the securities purchased with borrowed funds is not sufficient to cover the cost of leverage or if the Fund incurs capital losses, the return of the Fund will be less than if leverage had not been used. The Advisor may determine to maintain the Fund's leveraged position if it expects that the long-term benefits to the Fund's shareholders of maintaining the leveraged position will outweigh the current reduced return.

Leverage creates risks which may adversely affect the return for shareholders, including:

o          fluctuations in interest rates on borrowings and short-term debt; and

o           the potential for a decline in the value of an investment acquired with borrowed funds, while the Fund's obligations under such borrowing remain fixed. If long-term rates rise or if the Fund otherwise incurs losses on its investments, the Fund's NAV attributable to its shares will reflect the resulting decline in the value of its portfolio holdings.

Capital raised through borrowing will be subject to dividend payments or interest costs that may or may not exceed the income and appreciation on the assets purchased. The Fund also may be required to maintain minimum average balances in connection with borrowings or to pay a commitment or other fee to maintain a line of credit; either of these requirements will increase the cost of borrowing over the stated interest rate. Certain types of borrowings may result in the Fund being subject to covenants in credit agreements, including those relating to asset coverage, borrowing base and portfolio composition requirements and additional covenants that may affect the Fund's ability to pay dividends and distributions on its shares in certain instances. The Fund may also be required to pledge its assets to lenders in connection with certain types of borrowing. The Advisor does not anticipate that these covenants or restrictions will adversely affect its ability to manage the Fund's portfolio in accordance with the Fund's investment objective and policies. Due to these covenants or restrictions, the Fund may be forced to liquidate investments at times and at prices that are not favorable to the Fund, or the Fund may be forced to forgo investments that the Advisor otherwise views as favorable.

To reduce its borrowings, the Fund might be required to sell securities at a time when it would be disadvantageous to do so. In addition, because interest on money borrowed is a Fund expense that it would not otherwise incur, the Fund may have less net investment income during periods when its borrowings are substantial. The interest paid by the Fund on borrowings may be more or less than the yield on the securities purchased with borrowed funds, depending on prevailing market conditions.

To reduce the risks of borrowing, the Fund will limit its borrowings as described in the Investment Restrictions.

NON-PRINCIPAL INVESTMENT POLICIES AND RISKS

Forward Foreign Currency Contracts

Since investments in securities of issuers domiciled in foreign countries usually involve currencies of the foreign countries, and since the Fund may temporarily hold funds in foreign currencies during the completion of investment programs, the value of the assets of the Fund as measured in U.S. dollars may be affected favorably or unfavorably by changes in foreign currency exchange rates and exchange control regulations. For example, if the value of the foreign currency in which a security is denominated increases or declines in relation to the value of the U.S. dollar, the value of the security in U.S. dollars will increase or decline correspondingly. The Fund will conduct its foreign currency exchange transactions either on a spot (i.e., cash) basis at the spot rate prevailing in the foreign exchange market, or through entering into forward contracts to purchase or sell foreign currencies. It may also use foreign currency options and futures.

A forward foreign currency contract involves an obligation to purchase or sell a specific currency at a future date which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. These contracts are traded in the interbank market conducted directly between currency traders (usually large commercial banks) and their customers. A forward foreign currency contract generally has no deposit requirement, and no commissions are charged at any stage for trades.

The Fund may enter into forward foreign currency contracts for two reasons. First, the Fund may desire to preserve the U.S. dollar price of a security when it enters into a contract for the purchase or sale of a security denominated in a foreign currency. The Fund may be able to protect itself against possible losses resulting from changes in the relationship between the U.S. dollar and foreign currencies during the period between the date the security is purchased or sold and the date on which payment is made or received by entering into a forward contract for the purchase or sale, for a fixed amount of dollars, of the amount of the foreign currency involved in the underlying security transactions.

Second, the Fund's exposure to a given currency from its security holdings represents a risk to the Fund, either from an expected substantial decline against the U.S. dollar, or from a too small exposure to the Fund's relevant index weight of the currency. The Advisor or Subadvisor may buy or sell the foreign currency on a forward basis to hedge against this risk. The precise matching of the forward foreign currency contract amounts and the value of the portfolio securities involved will not generally be possible since the future value of the securities will change as a consequence of market movements between the date the forward contract is entered into and the date it matures. The projection of short-term currency market movement is difficult, and the successful execution of this short-term hedging strategy is uncertain. Although forward foreign currency contracts tend to minimize the risk of loss due to a decline in the value of the hedged currency, at the same time they tend to limit any potential gain which might result should the value of such currency increase.

Temporary Defensive Positions

For temporary defensive purposes - which may include a lack of adequate purchase candidates or an unfavorable market environment - the Fund may invest in cash or cash equivalents. Cash equivalents include instruments such as, but not limited to, U.S. government and agency obligations, certificates of deposit, banker's acceptances, time deposits, commercial paper, short-term corporate debt securities, and repurchase agreements. The Fund's investments in temporary defensive positions are generally not FDIC insured, even though a bank may be the issuer.

Repurchase Agreements

The Fund may invest up to 10% of its net assets in repurchase agreements. Repurchase agreements are arrangements under which the Fund buys a security, and the seller simultaneously agrees to repurchase the security at a mutually agreed-upon time and price reflecting a market rate of interest. Repurchase agreements are short-term money market investments, designed to generate current income. The Fund engages in repurchase agreements in order to earn a higher rate of return than it could earn simply by investing in the obligation which is the subject of the repurchase agreement.

Repurchase agreements are not, however, without risk. In the event of the bankruptcy of a seller during the term of a repurchase agreement, a legal question exists as to whether the Fund would be deemed the owner of the underlying security or would be deemed only to have a security interest in and lien upon such security. The Fund will only engage in repurchase agreements with recognized securities dealers and banks determined to present minimal credit risk by the Advisor under the direction and supervision of the Fund's Board of Directors. In addition, the Fund will only engage in repurchase agreements reasonably designed to secure fully during the term of the agreement the seller's obligation to repurchase the underlying security and will monitor the market value of the underlying security during the term of the agreement. If the value of the underlying security declines and is not at least equal to the repurchase price due the Fund pursuant to the agreement, the Fund will require the seller to pledge additional securities or cash to secure the seller's obligations pursuant to the agreement. If the seller defaults on its obligation to repurchase and the value of the underlying security declines, the Fund may incur a loss and may incur expenses in selling the underlying security.

While an underlying security may bear a maturity in excess of one year, repurchase agreements are generally for periods of less than one year. Repurchase agreements not terminable within seven days are considered illiquid.

Reverse Repurchase Agreements

The Fund may invest up to 10% of its net assets in reverse repurchase agreements. Under a reverse repurchase agreement, the Fund sells portfolio securities to a bank or securities dealer and agrees to repurchase those securities from such party at an agreed upon date and price reflecting a market rate of interest. The Fund invests the proceeds from each reverse repurchase agreement in obligations in which it is authorized to invest. The Fund intends to enter into a reverse repurchase agreement only when the interest income provided for in the obligation in which the Fund invests the proceeds is expected to exceed the amount the Fund will pay in interest to the other party to the agreement plus all costs associated with the transactions. The Fund does not intend to borrow for leverage purposes. The Fund will only be permitted to pledge assets to the extent necessary to secure borrowings and reverse repurchase agreements.

During the time a reverse repurchase agreement is outstanding, the Fund will maintain in a segregated custodial account an amount of cash, U.S. Government securities or other liquid, high-quality debt securities equal in value to the repurchase price. The Fund will mark to market the value of assets held in the segregated account, and will place additional assets in the account whenever the total value of the account falls below the amount required under applicable regulations.

The Fund's use of reverse repurchase agreements involves the risk that the other party to the agreements could become subject to bankruptcy or liquidation proceedings during the period the agreements are outstanding. In such event, the Fund may not be able to repurchase the securities it has sold to that other party. Under those circumstances, if at the expiration of the agreement such securities are of greater value than the proceeds obtained by the Fund under the agreement, the Fund may have been better off had it not entered into the agreement. However, the Fund will enter into reverse repurchase agreements only with banks and dealers which the Advisor believes present minimal credit risks under guidelines adopted by the Fund's Board of Directors. In addition, the Fund bears the risk that the market value of the securities it sold may decline below the agreed-upon repurchase price, in which case the dealer may request the Fund to post additional collateral.

High Social Impact Investments

The High Social Impact Investments program targets a percentage of the Fund's assets to directly support the growth of community-based organizations for the purposes of promoting business creation, housing development, and economic and social development of urban and rural communities. These securities are unrated and are deemed by the Advisor to be the equivalent of non-investment grade debt securities - that is, lower quality debt securities (generally those rated BB or lower by Standard and Poor's ("S&P") or Ba or lower by Moody's Investors Service, Inc. ("Moody's"), known as "junk bonds"). These securities have moderate to poor protection of principal and interest payments and have speculative characteristics. (See Appendix B for a description of the ratings). Rather than earning a higher rate, as would be expected to compensate for the higher risk (i.e., lower credit quality), they earn a rate of return that is lower than the rate currently earned by high quality U.S. treasury securities. There is no secondary market for these securities.

The Fund makes its High Social Impact Investments through the purchase of notes issued by the Calvert Social Investment Foundation, a non-profit organization, legally distinct from the Fund and Calvert Group, Ltd., organized as a charitable and educational foundation for the purpose of increasing public awareness and knowledge of the concept of socially responsible investing. The Foundation prepares its own careful credit analysis to attempt to identify those community development issuers whose financial condition is adequate to meet future obligations or is expected to be adequate in the future. Through portfolio diversification and credit analysis, investment risk can be reduced, although there can be no assurance that losses will not occur.

Special Equities Investments

The Special Equities investment program allows the Fund to promote especially promising approaches to social goals through privately placed investments. As stated in the prospectus, the Special Equities Committee is a committee of the Fund, and the Committee identifies, evaluates and selects Special Equities investments.

The Fund has retained two independent consultants to provide investment research and other research-related services with respect to the Special Equities Program. Because the Fund commenced operations on May 31, 2007, it has not yet begun investing in this Program. As a result, the aggregate compensation amount paid by the Fund to the consultants for the most recent fiscal year is not yet available.

Exchange-Traded Funds ("ETFs")

ETFs are shares of other investment companies that can be traded in the secondary market (e.g., on an exchange) but whose underlying assets are stocks selected to track a particular index. Therefore, an ETF can track the performance of an index in much the same way as a traditional indexed mutual fund. But unlike many traditional investment companies, which are only bought and sold at closing net asset values, ETFs are tradable in the secondary market on an intra-day basis, and are redeemed principally in-kind at each day's next calculated net asset value. Although there can be no guarantee that an ETF's intra-day price changes will accurately track the price changes of the related index, ETFs benefit from an in-kind redemption mechanism that is designed to protect ongoing shareholders from adverse effects on the ETFs that could arise from frequent cash creation and redemption transactions. Moreover, in contrast to conventional indexed mutual funds where redemptions can have an adverse tax impact on shareholders because of the need to sell portfolio securities (which sales may generate taxable gains), the in-kind redemption mechanism of the ETFs generally will not lead to a tax event for the ETF or its ongoing shareholders.

The Fund may purchase shares of ETFs for the limited purpose of managing the Fund's cash position consistent with the Fund's applicable benchmark. For example, an ETF may be purchased if the Fund has excess cash and it may be held until the Advisor and/or Subadvisor decides to make other permissible investments. Similarly, if the Fund should receive a large redemption request, the Fund could sell some or all of an ETF position to lessen the exposure to the market. The social investment criteria of the Fund will not apply to an investment in an ETF or to any of the individual underlying securities held by the ETF. Accordingly, the Fund could have indirect exposure to a company that does not meet the Fund's social investment criteria and that could therefore not be purchased directly by the Fund. ETF investments, however, (i) will not constitute a direct ownership interest in any security that does not meet applicable social investment criteria, (ii) will be limited to the amount of net cash available, which, in general, is not expected to be a material portion of the Fund and (iii) will be used principally to help reduce deviations from the Fund's benchmark.

Some of the risks of investing in ETFs are similar to those of investing in an indexed mutual fund, including (i) market risk (the risk of fluctuating stock prices in general), (ii) asset class risk (the risk of fluctuating prices of the stocks represented in the ETF's index), (iii) tracking error risk (the risk of errors in matching the ETF's underlying assets to the index), (iv) industry concentration risk (the risk of the stocks in a particular index being concentrated in an industry performing poorly relative to other stocks) and (v) the risk that since an ETF is not actively managed it cannot sell poorly performing stocks as long as they are represented in the index. In addition, ETFs may trade at a discount from their net asset value, and because ETFs operate as open-end investment companies, closed-end investment companies or unit investment trusts, they incur fees that are separate from the fees incurred directly by the Fund. Therefore, the Fund's purchase of an ETF results in the layering of expenses, such that Fund shareholders indirectly bear a proportionate share of any operating expenses of the ETF.

Derivatives

The Fund may use various techniques to increase or decrease its exposure to changing security prices, interest rates, or other factors that affect security values. These techniques may involve derivative transactions such as buying and selling options and futures contracts and leveraged notes, entering into swap agreements, and purchasing indexed securities. The Fund can use these practices either as substitution or as protection against an adverse move in the Fund to adjust the risk and return characteristics of the Fund. If the Advisor and/or Subadvisor judges market conditions incorrectly or employs a strategy that does not correlate well with the Fund's investments, or if the counterparty to the transaction does not perform as promised, these techniques could result in a loss. These techniques may increase the volatility of the Fund and may involve a small investment of cash relative to the magnitude of the risk assumed. Derivatives are often illiquid.

Options and Futures Contracts

The Fund may purchase put and call options and engage in the writing of covered call options and secured put options on securities which meet the Fund's social criteria, and employ a variety of other investment techniques. Specifically, the Fund may also engage in the purchase and sale of stock index futures contracts, foreign currency futures contracts, interest rate futures contracts, and options on such futures, as described more fully below.

The Fund may engage in such transactions only for hedging purposes. It may not engage in such transactions for the purposes of speculation or leverage. Such investment policies and techniques may involve a greater degree of risk than those inherent in more conservative investment approaches.

The Fund may write "covered options" (as discussed below) on securities in standard contracts traded on national securities exchanges. The Fund may write such options in order to receive the premiums from options that expire and to seek net gains from closing purchase transactions with respect to such options.

Put and Call Options. The Fund may purchase put and call options, in standard contracts traded on national securities exchanges on securities of issuers which meet the Fund's social criteria. The Fund will purchase such options only to hedge against changes in the value of securities the Fund holds and not for the purposes of speculation or leverage. By buying a put, the Fund has the right to sell the security at the exercise price, thus limiting its risk of loss through a decline in the market value of the security until the put expires. The amount of any appreciation in the value of the underlying security will be partially offset by the amount of the premium paid for the put option and any related transaction costs. Prior to its expiration, a put option may be sold in a closing sale transaction and any profit or loss from the sale will depend on whether the amount received is more or less than the premium paid for the put option plus the related transaction costs.

The Fund may purchase call options on securities which it may intend to purchase and which meet the Fund's social criteria. Such transactions may be entered into in order to limit the risk of a substantial increase in the market price of the security which the Fund intends to purchase. Prior to its expiration, a call option may be sold in a closing sale transaction. Any profit or loss from such a sale will depend on whether the amount received is more or less than the premium paid for the call option plus the related transaction costs.

Covered Options. The Fund may write only covered options on equity and debt securities in standard contracts traded on national securities exchanges. This means that, in the case of call options, so long as the Fund is obligated as the writer of a call option, the Fund will own the underlying security subject to the option and, in the case of put options, the Fund will, through its custodian, deposit and maintain either cash or securities with a market value equal to or greater than the exercise price of the option.

When the Fund writes a covered call option, the Fund gives the purchaser the right to purchase the security at the exercise price at any time during the life of the option. As the writer of the option, the Fund receives a premium, less a commission, and in exchange foregoes the opportunity to profit from any increase in the market value of the security exceeding the exercise price. The premium serves to mitigate the effect of any depreciation in the market value of the security. Writing covered call options can increase the income of the Fund and thus reduce declines in the net asset value per share of the Fund if securities covered by such options decline in value. Exercise of a call option by the purchaser, however, will cause the Fund to forego future appreciation of the securities covered by the option.

When the Fund writes a covered put option, it will gain a profit in the amount of the premium, less a commission, so long as the price of the underlying security remains above the exercise price. However, the Fund remains obligated to purchase the underlying security from the buyer of the put option (usually in the event the price of the security falls below the exercise price) at any time during the option period. If the price of the underlying security falls below the exercise price, the Fund may realize a loss in the amount of the difference between the exercise price and the market price of the security, less the premium received.

The Fund may purchase securities by exercising a call option solely on the basis of considerations consistent with the investment objectives and policies of the Fund. The Fund's turnover may increase through the exercise of a call option that it has written; this will generally occur if the market value of the underlying security increases and the Fund has not entered into a closing purchase transaction.

Risks Related to Options Transactions. The Fund can close out its positions in exchange-traded options only on an exchange which provides a secondary market in such options. Although the Fund intends to acquire and write only such exchange-traded options for which an active secondary market appears to exist, there can be no assurance that such a market will exist for any particular option contract at any particular time. This might prevent the Fund from closing an options position, which could impair the Fund's ability to hedge effectively. The inability to close out a call position may have an adverse effect on liquidity because the Fund may be required to hold the securities underlying the option until the option expires or is exercised. Other principal factors affecting the market value of a put or a call option include supply and demand, interest rates, the current market price, price volatility of the underlying security and the time remaining until the expiration date.

Over-the-Counter ("OTC") Options. The Fund may invest in OTC options. OTC options differ from exchange-traded options in several respects. They are transacted directly with dealers and not with a clearing corporation, and there is a risk of non-performance by the dealer. OTC options are available for a greater variety of securities and foreign currencies, and in a wider range of expiration dates and exercise prices, than exchange-traded options. Since there is no exchange, pricing is normally done by reference to information from a market maker.

A writer or purchaser of a put or call option can terminate it voluntarily only by entering into a closing transaction. In the case of OTC options, there can be no assurance that a continuous liquid secondary market will exist for any particular option at any specific time. Consequently, the Fund may be able to realize the value of an OTC option it has purchased only by exercising it or entering into a closing sale transaction with the dealer that issued it. Similarly, when the Fund writes an OTC option, it generally can close out that option prior to its expiration only by entering into a closing purchase transaction with the dealer to which it originally wrote the option. If a covered call option writer cannot effect a closing transaction, it cannot sell the underlying security or foreign currency until the option expires or the option is exercised. Therefore, the writer of a covered OTC call option may not be able to sell an underlying security even though it might otherwise be advantageous to do so. Likewise, the writer of a secured OTC put option may be unable to sell the securities pledged to secure the put for other investment purposes while it is obligated as a put writer. Similarly, a purchaser of an OTC put or call option might also find it difficult to terminate its position on a timely basis in the absence of a secondary market.

Futures Transactions. The Fund may purchase and sell futures contracts, but only when, in the judgment of the Advisor, such a position acts as a hedge against market changes which would adversely affect the securities held by the Fund. These futures contracts may include, but are not limited to, market index futures contracts and futures contracts based on U.S. Government obligations.

A futures contract is an agreement between two parties to buy and sell a security on a future date which has the effect of establishing the current price for the security. Although futures contracts by their terms require actual delivery and acceptance of securities, in most cases the contracts are closed out before the settlement date without the making or taking of delivery of securities. Upon buying or selling a futures contract, the Fund deposits initial margin with its custodian, and thereafter daily payments of maintenance margin are made to and from the executing broker. Payments of maintenance margin reflect changes in the value of the futures contract, with the Fund being obligated to make such payments if its futures position becomes less valuable and entitled to receive such payments if its position becomes more valuable.

The Fund can use these practices only for hedging purposes and not for speculation or leverage. If the Advisor and/or Subadvisor judges market conditions incorrectly or employs a strategy that does not correlate well with the Fund's investments, or if the counterparty to the transaction does not perform as promised, these techniques could result in a loss. These techniques may increase the volatility of the Fund and may involve a small investment of cash relative to the magnitude of the risk assumed. Although some of the securities underlying a futures contract may not necessarily meet the Fund's social criteria, any such hedge position taken by the Fund will not constitute a direct ownership interest in the underlying securities.

Futures contracts are designed by boards of trade which are designated "contracts markets" by the Commodity Futures Trading Commission ("CFTC"). As a series of a registered investment company, the Fund is eligible for exclusion from the CFTC's definition of "commodity pool operator," meaning that the Fund may invest in futures contracts under specified conditions without registering with the CFTC. Futures contracts trade on contracts markets in a manner that is similar to the way a stock trades on a stock exchange and the boards of trade, through their clearing corporations, guarantee performance of the contracts.

Options on Futures Contracts. The Fund may purchase and write put or call options on futures contracts that the Fund could otherwise invest in and that are traded on a U.S. exchange or board of trade. The Fund may also enter into closing transactions with respect to such options to terminate an existing position.

The Fund may only invest in options on futures contracts to hedge its existing investment positions and not for income enhancement, speculation, or leverage purposes. Although some of the securities underlying the futures contract underlying the option may not necessarily meet the Fund's social criteria, any such hedge position taken by the Fund will not constitute a direct ownership interest in the underlying securities.

An option on a futures contract gives the purchaser the right, in return for the premium paid, to buy a futures contract, in the case of a call option, and to sell a futures contract, in the case of a put option, in each case at a specified exercise price at any time during the period of the option. The Fund will pay a premium to purchase an option. In connection with the writing of an option that does not close out an existing position, the Fund will make initial margin deposits and make or receive maintenance margin payments which reflect changes in the market value of such options. This arrangement is similar to the margin arrangements applicable to futures contracts described above.

Put Options on Futures Contracts. The purchase of put options on futures contracts is analogous to the sale of futures contracts and is used to protect the Fund's portfolio of debt securities against the risk of declining prices. The Fund may purchase put options and sell put options on futures contracts that are already owned by the Fund. The Fund will only purchase put options and write covered put options on market index futures for hedging purposes.

Call Options on Futures Contracts. The sale of call options on futures contracts is analogous to the sale of futures contracts and is used to protect the Fund's portfolio of debt securities against the risk of declining prices. The purchase of call options on futures contracts is analogous to the purchase of a futures contract. The Fund may only buy call options to close an existing position where the Fund has already sold a corresponding call option, or for a cash hedge. The Fund will only engage in the sale of call options and the purchase of call options to cover for hedging purposes.

Writing Call Options on Futures Contracts. The writing of call options on futures contracts constitutes a partial hedge against declining prices of the securities deliverable upon exercise of the futures contract. If the futures contract price at expiration is below the exercise price, the Fund will retain the full amount of the option premium which provides a partial hedge against any decline that may have occurred in the Fund's securities holdings.

Risks of Options and Futures Contracts. If the Fund has sold futures or takes options positions to hedge against a decline in the market and the market later advances, the Fund may suffer a loss on the futures contracts or options which it would not have experienced if it had not hedged. Correlation is also imperfect between movements in the prices of futures contracts and movements in prices of the securities which are the subject of the hedge. Thus the price of the futures contract or option may move more than or less than the price of the securities being hedged. Where the Fund has sold futures or taken options positions to hedge against decline in the market, the market may advance and the value of the securities held in the Fund may decline. If this were to occur, the Fund might lose money on the futures contracts or options and also experience a decline in the value of its portfolio securities.

The Fund can close out futures positions only on an exchange or board of trade which provides a secondary market in such futures. Although the Fund intends to purchase or sell only such futures for which an active secondary market appears to exist, there can be no assurance that such a market will exist for any particular futures contract at any particular time. This might prevent the Fund from closing a futures position, which could require the Fund to make daily cash payments with respect to its position in the event of adverse price movements.

Options on futures transactions bear several risks apart from those inherent in options transactions generally. The Fund's ability to close out its options positions in futures contracts will depend upon whether an active secondary market for such options develops and is in existence at the time the Fund seeks to close its positions. There can be no assurance that such a market will develop or exist. Therefore, the Fund might be required to exercise the options to realize any profit.

Foreign Currency Options. A foreign currency option provides the option buyer with the right to buy or sell a stated amount of foreign currency at the exercise price at a specified date or during the option period. A call option gives its owner the right, but not the obligation, to buy the currency, while a put option gives its owner the right, but not the obligation, to sell the currency. The option seller (writer) is obligated to fulfill the terms of the option sold if it is exercised. However, either seller or buyer may close its position during the option period for such options any time prior to expiration.

A call rises in value if the underlying currency appreciates. Conversely, a put rises in value if the underlying currency depreciates. While purchasing a foreign currency option can protect the Fund against an adverse movement in the value of a foreign currency, it does not limit the gain which might result from a favorable movement in the value of such currency. For example, if the Fund was holding securities denominated in an appreciating foreign currency and had purchased a foreign currency put to hedge against a decline in the value of the currency, it would not have to exercise its put. Similarly, if the Fund had entered into a contract to purchase a security denominated in a foreign currency and had purchased a foreign currency call to hedge against a rise in the value of the currency but instead the currency had depreciated in value between the date of purchase and the settlement date, it would not have to exercise its call but could acquire in the spot market the amount of foreign currency needed for settlement.

Foreign Currency Futures Transactions. The Fund may use foreign currency futures contracts and options on such futures contracts. Through the purchase or sale of such contracts, it may be able to achieve many of the same objectives attainable through the use of foreign currency forward contracts, but more effectively and possibly at a lower cost.

Unlike forward foreign currency exchange contracts, foreign currency futures contracts and options on foreign currency futures contracts are standardized as to amount and delivery period and are traded on boards of trade and commodities exchanges. It is anticipated that such contracts may provide greater liquidity and lower cost than forward foreign currency exchange contracts.

Lending Portfolio Securities

The Fund may lend portfolio securities to member firms of the New York Stock Exchange and commercial banks with assets of one billion dollars or more, provided the value of the securities loaned will not exceed 33 1/3% of total assets. However, the Fund does not currently intend to lend its portfolio securities.

Any such loans must be secured continuously in the form of cash or cash equivalents such as U.S. Treasury bills. The amount of the collateral must on a current basis equal or exceed the market value of the loaned securities, and the Fund must be able to terminate such loans upon notice at any time. The Fund will exercise its right to terminate a securities loan in order to preserve its right to vote upon matters of importance affecting holders of the securities, including social responsibility matters.

The advantage of such loans is that the Fund continues to receive the equivalent of the interest earned or dividends paid by the issuers on the loaned securities while at the same time earning interest on the cash or equivalent collateral which may be invested in accordance with the Fund's investment objective, policies and restrictions.

Securities loans are usually made to broker-dealers and other financial institutions to facilitate their delivery of such securities. As with any extension of credit, there may be risks of delay in recovery and possibly loss of rights in the loaned securities should the borrower of the loaned securities fail financially. However, the Fund will make loans of its portfolio securities only to those firms the Advisor or Subadvisor deems creditworthy and only on terms the Advisor believes should compensate for such risk. On termination of the loan, the borrower is obligated to return the securities to the Fund. The Fund will recognize any gain or loss in the market value of the securities during the loan period. The Fund may pay reasonable custodial fees in connection with the loan.

Charitable Contributions

On occasion the Fund may make de minimis charitable contributions to groups intended to further the Fund's social purpose, including but not limited to educating investors about socially responsible investing.

INVESTMENT RESTRICTIONS

Fundamental Investment Restrictions

The Fund has adopted the following fundamental investment restrictions. These restrictions cannot be changed without the approval of the holders of a majority of the outstanding shares of the Fund. Reference to the "1940 Act" means the Investment Company Act of 1940, as amended.

(1) The Fund may not make any investment inconsistent with its classification as a diversified investment company under the 1940 Act.

(2) The Fund may not concentrate its investments in the securities of issuers primarily engaged in any particular industry or group of industries (other than securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities and repurchase agreements secured thereby).

(3) The Fund may not issue senior securities or borrow money, except from banks and through reverse repurchase agreements in an amount up to 33 1/3% of the value of the Fund's total assets (including the amount borrowed).

(4) The Fund may not underwrite the securities of other issuers, except to the extent that in connection with the disposition of portfolio securities, the Fund may be deemed to be an underwriter.

(5) The Fund may not invest directly in commodities or real estate, although it may invest in securities which are secured by real estate or real estate mortgages and securities of issuers which invest or deal in commodities, commodity futures, real estate, or real estate mortgages.

(6) The Fund may not lend any security or make any loan, including engaging in repurchase agreements, if, as a result, more that 33 1/3% of the Fund's total assets would be loaned to other parties, except through the purchase of debt securities or other debt instruments.

     Under current law, a diversified investment company, with respect to 75% of its total assets, can invest no more than 5% of its total assets in the securities of any one issuer and may not acquire more than 10% of the voting securities of any issuer.

     Under the interpretation of the SEC staff, "concentrate" means to invest 25% or more of total assets in the securities of issuers primarily engaged in any one industry or group of industries.

     The Fund may invest up to 10% of its net assets in reverse repurchase agreements.

     Under current law the Fund may underwrite securities only in compliance with the conditions of sections 10(f) and 12(c) of the 1940 Act and the rules thereunder wherein the Fund may underwrite securities to the extent that the Fund may be considered an underwriter within the meaning of the Securities Act of 1933 in selling a portfolio security.

Nonfundamental Investment Restrictions

The Board of Directors has adopted the following nonfundamental investment restrictions. A nonfundamental investment restriction can be changed by the Board at any time without a shareholder vote.

(1) The Fund may not enter into reverse repurchase agreements if the aggregate proceeds from outstanding reverse repurchase agreements, when added to other outstanding borrowings permitted by the 1940 Act, would exceed 33 1/3% of the Fund's total assets. The Fund will not make any purchases of securities if borrowing exceeds 5% of total assets of the Fund.

(2) The Fund may not invest more than 15% of its net assets in illiquid securities. The Fund may buy and sell securities outside the U.S. that are not registered with the Securities and Exchange Commission (the "Commission") or marketable in the U.S.

(3) The Fund may not make short sales of securities or purchase any securities on margin except as provided with respect to options, futures contracts, and options on futures contracts.

(4) The Fund may not enter into a futures contract or an option on a futures contract if the aggregate initial margins and premiums required to establish these positions would exceed 5% of the Fund's net assets.

(5) The Fund may not purchase a put or call option on a security (including a straddle or spread) if the value of that option premium, when aggregated with the premiums on all other options on securities held by the Fund, would exceed 5% of the Fund's total assets.

(6) The Fund may not write, purchase or sell puts, calls or combinations thereof except that the Fund may (a) write exchange-traded covered call options on portfolio securities and enter into closing purchase transactions with respect to such options, and the Fund may write exchange-traded covered call options on foreign currencies and secured put options on securities and foreign currencies and write covered call and secured put options on securities and foreign currencies traded over the counter, and enter into closing purchase transactions with respect to such options, and (b) purchase exchange-traded call options and put options and purchase call and put options traded over the counter, provided that the premiums on all outstanding call and put options do not exceed 5% of its total assets, and enter into closing sale transactions with respect to such options.

(7) The Fund may not invest in securities of U.S. issuers if more than 10% of the value of the Fund's net assets would be invested in such securities, excluding Special Equities and High Social Impact Investments.

(8) The Fund may invest up to 20% of its assets in developing countries.

(9) With respect to Fundamental Investment Restriction (3) regarding borrowing, in order to secure any permitted borrowings and reverse repurchase agreements, the Fund may only pledge, mortgage or hypothecate assets up to 33 1/3% of the value of the Fund's total assets.

(10) The Fund may not purchase or retain securities issued by companies for the purpose of exercising control.

Except for the liquidity and borrowing restrictions, any investment restriction which involves a maximum percentage of securities or assets shall not be considered to be violated unless an excess over the applicable percentage occurs immediately after an acquisition of securities or utilization of assets and results therefrom.

DIVIDENDS, DISTRIBUTIONS, AND TAXES

The Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). If for any reason the Fund should fail to qualify, it would be taxed as a corporation at the Fund level, rather than passing through its income and gains to shareholders.

Distributions of realized net capital gains, if any, are normally paid once a year; however, the Fund does not intend to make any such distributions unless available capital loss carryovers, if any, have been used or have expired. Generally, dividends (including short-term capital gains) and distributions are taxable to the shareholder in the year they are paid. However, any dividends and distributions paid in January but declared during the prior three months are taxable in the year declared.

The Fund is required to withhold 28% of any reportable dividends and long-term capital gain distributions paid and 28% of each reportable redemption transaction if: (a) the shareholder's social security number or other taxpayer identification number ("TIN") is not provided or an obviously incorrect TIN is provided; (b) the shareholder does not certify under penalties of perjury that the TIN provided is the shareholder's correct TIN and that the shareholder is not subject to backup withholding under section 3406(a)(1)(C) of the Code because of underreporting (however, failure to provide certification as to the application of section 3406(a)(1)(C) will result only in backup withholding on dividends, not on redemptions); or (c) the Fund is notified by the Internal Revenue Service that the TIN provided by the shareholder is incorrect or that there has been underreporting of interest or dividends by the shareholder. Affected shareholders will receive statements at least annually specifying the amount withheld.

In addition, the Fund is required to report to the Internal Revenue Service the following information with respect to each redemption transaction occurring in the Fund: (a) the shareholder's name, address, account number and taxpayer identification number; (b) the total dollar value of the redemptions; and (c) the Fund's identifying CUSIP number.

Certain shareholders are, however, exempt from the backup withholding and broker reporting requirements. Exempt shareholders include: corporations; financial institutions; tax-exempt organizations; individual retirement plans; the U.S., a State, the District of Columbia, a U.S. possession, a foreign government, an international organization, or any political subdivision, agency or instrumentality of any of the foregoing; U.S. registered commodities or securities dealers; real estate investment trusts; registered investment companies; bank common trust funds; certain charitable trusts; and foreign central banks of issue. Non-resident aliens, certain foreign partnerships and foreign corporations are generally not subject to either requirement but may instead be subject to withholding under sections 1441 or 1442 of the Code. Shareholders claiming exemption from backup withholding and broker reporting should call or write the Fund for further information.

If the Fund has more than 50% of its total assets invested in foreign securities at its fiscal year end, it will be eligible to pass through any applicable foreign tax credits to its shareholders under Section 853 of the Code. In addition, for individual investors who meet certain holding period requirements, some dividends may be identified as "qualified dividend income" and be eligible for the reduced federal tax rate.

NET ASSET VALUE

The public offering price of the shares of the Fund is the respective net asset value per share (plus, for Class A shares, the applicable sales charge). The net asset value fluctuates based on the respective market values of the Fund's investments. The net asset value per share of the Fund is determined every business day as of the close of the regular session of the New York Stock Exchange (generally 4:00 p.m. Eastern time). The Fund does not determine net asset value on certain national holidays or other days on which the New York Stock Exchange is closed: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day. The Fund's net asset value per share is determined by dividing total net assets (the value of its assets net of liabilities, including accrued expenses and fees) by the number of shares outstanding for each class. In calculating net asset value, the Fund follows standard industry practice by recording security transactions and their valuations on the business day following the security transaction trade date. This practice is known as "trade date plus one" or "T + 1 accounting". Thus, changes in holdings of portfolio securities are reflected in the first calculation of net asset value on the first business day following trade date, as permitted by applicable law. Security transactions for money market instruments are recorded on trade date.

CALCULATION OF TOTAL RETURN

The Fund may advertise "total return." Total return is calculated separately for each class. Total return differs from yield in that yield figures measure only the income component of the Fund's investments, while total return includes not only the effect of income dividends but also any change in net asset value, or principal amount, during the stated period. Total return is computed by taking the total number of shares purchased by a hypothetical $1,000 investment after deducting any applicable sales charge, adding all additional shares purchased within the period with reinvested dividends and distributions, calculating the value of those shares at the end of the period, and dividing the result by the initial $1,000 investment. Note: "Total Return" as quoted in the Financial Highlights section of the Fund's Prospectus and Annual Report to Shareholders, however, per SEC instructions, does not reflect deduction of the sales charge, and corresponds to "return without maximum load" (or "w/o max load" or "at NAV") as referred to herein. For periods of more than one year, the cumulative total return is then adjusted for the number of years, taking compounding into account, to calculate average annual total return during that period.

Total return before taxes is computed according to the following formula:

P(1 + T)n = ERV

where P = a hypothetical initial payment of $1,000; T = total return; n = number of years; and ERV = the ending redeemable value of a hypothetical $1,000 payment made at the beginning of the period.

Total return after taxes on distributions is computed according to the following formula:

P(1 +T)n = ATV D

where P = a hypothetical initial payment of $1,000; T = average annual total return (after taxes on distributions); n = number of years and ATV D = the ending value of a hypothetical $1,000 payment made at the beginning of the 1, 5, or 10 year periods at the end of such periods (or portions thereof if applicable) after taxes on fund distributions but not after taxes on redemption.

Total return after taxes on distributions and sale of fund shares is computed according to the following formula:

P(1 +T)n = ATV DR

where P = a hypothetical initial payment of $1,000; T = average annual total return (after taxes on distributions and redemption); n = number of years and ATV DR = the ending value of a hypothetical $1,000 payment made at the beginning of the 1, 5, or 10 year periods at the end of such periods (or portions thereof if applicable), after taxes on fund distributions and redemption.

Total return is historical in nature and is not intended to indicate future performance. All total return quotations, including returns after taxes, reflect the deduction of the Fund's maximum sales charge ("return with maximum load"), except quotations of "return without maximum load" (or "without CDSC" or "at NAV") which do not deduct a sales charge. Return without maximum load, which will be higher than total return, should be considered only by investors, such as participants in certain pension plans, to whom the sales charge does not apply, or for purposes of comparison only with comparable figures which also do not reflect sales charges, such as Lipper averages. Thus, in the above formula, for return without maximum load, P = the entire $1,000 hypothetical initial investment and does not reflect deduction of any sales charge; for return with maximum load, P= a hypothetical initial investment of $1,000 less any sales charge actually imposed at the beginning of the period for which the performance is being calculated. Class I shares do not have a sales charge.

Total return, like net asset value per share, fluctuates in response to changes in market conditions. It should not be considered an indication of future return.

PURCHASE AND REDEMPTION OF SHARES

The Fund has authorized one or more broker/dealers to accept on its behalf purchase and redemption orders. Such broker/dealers are authorized to designate other intermediaries to accept purchase and redemption orders on the Fund's behalf. The Fund will be deemed to have received a purchase or redemption order when an authorized broker/dealer, or if applicable, a broker/dealer's authorized designee, accepts the order in good order. The customer orders will be priced at the Fund's Net Asset Value next computed after they are accepted by an authorized broker/dealer or the broker/dealer's authorized designee.

The Fund has no arrangement with any person to permit frequent purchases and redemptions of Fund shares.

Share certificates will not be issued unless requested in writing by the investor. If share certificates have been issued, then the certificate must be delivered to the Fund's transfer agent with any redemption request. This could result in delays. If the certificates have been lost, the shareholder will have to pay to post an indemnity bond in case the original certificates are later presented by another person. No certificates will be issued for fractional shares.

The Fund has filed a notice of election under Rule 18f-1 with the Commission. The notice states that the Fund may honor redemptions that, during any 90-day period, exceed $250,000 or 1% of the net asset value of the Fund, whichever is less, by redemptions-in-kind (distributions of a pro rata share of the portfolio securities, rather than cash). The notice of election is irrevocable while Rule 18f-1 is in effect unless the Commission permits the withdrawal of such notice.

See the prospectus for more details on purchases and redemptions.

DIRECTORS AND OFFICERS

The Board of Directors supervises the Fund's activities and reviews its contracts with companies that provide it with services. Business information is provided below about the Directors. "Disinterested" Directors refers to those Directors who are not interested persons as that term is defined in the 1940 Act and the rules thereunder.
Name & Age	Position with Fund	Position Start Date	Principal Occupation During Last 5 Years	(Not Applicable to Officers)
				# of Calvert Portfolios Overseen	Other Directorships
DISINTERESTED DIRECTORS
REBECCA ADAMSON AGE: 57	Director	2005	President of the national non-profit, First Nations Financial Project. Founded by her in 1980, First Nations is the only American Indian alternative development institute in the country.	16	Tom's of Maine Calvert Foundation
RICHARD L. BAIRD, JR. AGE: 58	Director	2005	President and CEO of Adagio Health, Inc. (formerly Family Health Council, Inc.) in Pittsburgh, PA, a non-profit corporation which provides family planning services, nutrition, maternal/child health care, and various health screening services and community preventive health programs.	28	None.
FREDERICK A. DAVIE, JR. AGE: 50	Director	2005	Vice President of Public/Private Ventures since June, 2001. He was formerly Program Officer for the Ford Foundation and prior to that he served as Deputy Borough President for the Borough of Manhattan.	16	Auburn Seminary Faith Center for Community Development FoodChange
JOHN GUFFEY, JR. AGE: 58	Director	1992	Treasurer and Director of Silby, Guffey and Co., Inc., a venture capital firm (inactive as of 2003). President, Aurora Press, Inc., 2002.	28	Ariel Funds (3) Calvert Foundation Calvert Ventures, LLC
MILES DOUGLAS HARPER, III AGE: 44	Director	2005	Partner, Gainer Donnelly & Desroches (public accounting firm) since January 1999.	16	Bridgeway Funds (11)
JOY V. JONES AGE: 56	Director	2005	Attorney and entertainment manager in New York City.	16	Chair, Advisory Board of Lienhard School of Nursing, Pace University Director, The Twenty-First Century Foundation
TERRENCE J. MOLLNER, Ed.D. AGE: 62	Director	1992	Founder, Chairperson, and President of Trusteeship Institute, Inc., a diverse foundation known principally for its consultation to corporations converting to cooperative employee-ownership and the development of socially and spiritually responsible investment vehicles.	16	United Way of Hampshire County Calvert Foundation Ben & Jerry's Homemade, Inc.
SYDNEY AMARA MORRIS AGE: 57	Director	2005	Rev. Morris currently serves as Parish Minister to the Keweenaw Unitarian Universalist Fellowship in Houghton, MI. She previously served as Senior Minister of the Unitarian Church of Vancouver and as Minister of the Unitarian-Universalist Fellowship of Ames, IA. Rev. Morris is a graduate of Harvard Divinity School. She currently chairs the Umbrian Universalist Committee on Socially Responsible Investing.	16	None.
RUSTUM ROY AGE: 82	Director	1992	Evan Pugh Professor of the Solid State and of Geo-chemistry Emeritus, at Pennsylvania State University, Distinguished Professor of materials, Arizona State University and visiting Professor of Medicine, University of Arizona.	16	Chairperson, Friends of Health Chairperson, Campaign for Better Health
TESSA TENNANT AGE: 47	Director	1992	Chair of ASrIA, Ltd., a not-for-profit membership organization for Socially Responsible Investing (SRI), serving the Asia Pacific region. Previously, Ms. Tennant served as Head of SRI Policy for Henderson Investors, U.K. and Head of Green and Ethical Investing for National Provident Investment Managers, Ltd. Initially, Ms. Tennant headed the Environmental Research Unit of Jupiter Tyndall Merlin, Ltd., and served as Director of Jupiter Tyndall Merlin investment managers.	16	Solar Century Company, Ltd. Robeco Sustainable Equity Fund
INTERESTED DIRECTORS
BARBARA J. KRUMSIEK* AGE: 54	Director & President	1997	President, Chief Executive Officer and Chairman of Calvert Group, Ltd. Prior to joining Calvert in 1997, Ms. Krumsiek had served as a Managing Director of Alliance Fund Distributors, Inc.	42	Calvert Foundation
D. WAYNE SILBY, Esq.* AGE: 58	Director & Chair	1992	Mr. Silby is Chairman of GroupServe Foundation, a software company focused on collaborative tools for non-profit groups. He was an officer and director of Silby, Guffey and Co., Inc., a venture capital firm (inactive as of 2003).	28	UNIFI Mutual Holding Company Calvert Foundation Grameen Foundation USA GroupServe Foundation Studio School Fund Syntao.com China
OFFICERS
KAREN BECKER AGE: 54	Chief Compliance Officer	2005

Chief Compliance Officer for the Calvert Funds and Senior Vice President of the Calvert Group, Ltd. Prior to 2005, Ms. Becker was Senior Vice President of Calvert Group, Ltd. and Head of Calvert Client Services.

SUSAN WALKER BENDER, Esq. AGE: 48	Assistant Vice President & Assistant Secretary	1992	Assistant Vice President and Associate General Counsel of Calvert Group, Ltd.
IVY WAFFORD DUKE, Esq. AGE: 38	Assistant Vice President & Assistant Secretary	1996	Assistant Vice President and Associate General Counsel of Calvert Group, Ltd. and since 2004, Chief Compliance Officer for Calvert Asset Management Company, investment advisor to the Funds.
STEVEN A. FALCI AGE: 47	Vice President	2003	Senior Vice President of Calvert Asset Management Company, Inc. Prior to joining Calvert in 2003, Mr. Falci was SVP and Senior Portfolio Manager at Principal Mellon Equity Associates.
TRACI L. GOLDT AGE: 33	Assistant Secretary	2004	Executive Assistant to General Counsel, Calvert Group, Ltd.
DANIEL K. HAYES AGE: 56	Vice President	1996	Senior Vice President of Calvert Asset Management Company, Inc.
HUI PING HO, CPA AGE: 42	Assistant Treasurer	2000	Tax Compliance Manager of Calvert Group, Ltd. & Assistant Fund Treasurer.
LANCELOT A. KING, Esq. AGE: 36	Assistant Vice President & Assistant Secretary	2002	Assistant Vice President and Associate General Counsel of Calvert Group, Ltd. Prior to joining Calvert in 2002, Mr. King was an associate with Mintz, Levin, Cohn, Ferris, Glovsky & Popeo.
EDITH LILLIE AGE: 50	Assistant Secretary	2007	Assistant Secretary and Regulatory Matters Manager of Calvert Group, Ltd.
AUGUSTO DIVO MACEDO, Esq. AGE: 44	Assistant Vice President & Assistant Secretary	2007

Assistant Vice President, Assistant Secretary, and Associate Counsel Compliance of Calvert Group, Ltd. Prior to joining Calvert in 2005, Mr. Macedo served as 2nd Vice President at Acacia Life Insurance Company and The Advisors Group.

JANE B. MAXWELL, Esq. AGE: 54	Assistant Vice President & Assistant Secretary	2005	Assistant Secretary & Assistant General Counsel of Calvert Group, Ltd. Prior to joining Calvert in 2004, Ms. Maxwell was an associate with Sullivan & Worcester, LLP.
ANDREW K. NIEBLER, Esq. Age: 39	Assistant Vice President & Assistant Secretary	2006	Assistant Secretary and Assistant General Counsel of Calvert Group, Ltd. Prior to joining Calvert in 2006, Mr. Niebler was an associate with Cleary, Gottlieb, Steen & Hamilton for seven years.
CATHERINE P. ROY AGE: 50	Vice President	2004

Senior Vice President of Calvert Asset Management Company, Inc. Prior to joining Calvert in 2004, Ms. Roy was Senior Vice President of US Fixed Income for Baring Asset Management, and SVP and Senior Portfolio Manager of Scudder Insurance Asset Management.

WILLIAM M. TARTIKOFF, Esq. AGE: 59	Vice President & Secretary	1992	Senior Vice President, Secretary, and General Counsel of Calvert Group, Ltd.
RONALD M. WOLFSHEIMER, CPA AGE: 54	Treasurer	1992	Senior Vice President and Chief Financial Officer and Administrative Officer of Calvert Group, Ltd. and Fund Treasurer.
MICHAEL V. YUHAS JR., CPA AGE: 45	Fund Controller	1999	Director of Fund Administration of Calvert Group, Ltd. and Fund Controller.

*Ms. Krumsiek is an interested person of the Fund since she is an Officer and Director of the Fund's Advisor and its affiliates. Mr. Silby is an interested person of the Fund since he is a Director of the parent company of the Fund's Advisor.

The address of the Directors and Officers is 4550 Montgomery Avenue, Suite 1000N, Bethesda, Maryland 20814, with the exception of Mr. Silby, whose address is 1715 18th Street, N.W., Washington, DC 20009. Directors and officers as a group own less than one percent of any class of the Fund's outstanding shares.

The Board of Directors has the following standing Committees:
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Governance Committee - Addresses matters of fund governance, including policies on Director compensation and on Board and Committee structure and responsibilities; the functions of the Governance Committee of the Board also include those of a Nominating Committee, e.g., handling initiation and consideration of nominations for the appointment or election of disinterested Directors of the Board. Mesdames Jones, Adamson, Tennant and Rev. Morris, and Messrs. Baird, Mollner, Davie, Harper, Roy and Guffey comprise this Committee.

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Audit Committee -- Approves and recommends to the Board independent public accountants to conduct the annual audit of the Fund's financial statements; reviews with the independent public accountants the outline, scope and results of the annual audit; and reviews the performance and fees charged by the independent public accountants for professional services. In addition, the Audit Committee meets with the Fund's independent public accountants and representatives of Fund management to review accounting activities and areas of financial reporting and control. Messrs. Baird, Davie, Harper and Guffey comprise this Committee.

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New Opportunities Committee -- Serves as a forum for addressing novel, unique opportunities presented to the Calvert Funds in the social arena. Mesdames Tennant, Adamson and Jones, and Mr. Davie comprise this Committee.

-	International Committee -- Considers international issues as they emerge that may impact the Fund. Rev. Morris, Dr. Mollner and Messrs. Silby and Roy comprise this Committee.
-

Special Equities Committee -- Oversees the Special Equities investment program in social venture capital investments, including review, selection and fair valuation of such investments. Ms. Jones, Rev. Morris, and Messrs. Silby and Roy comprise this Committee.

-	Community Investment Committee -- Oversees the investments in the Calvert Social Investment Foundation. Ms. Jones, Rev. Morris and Messrs. Baird and Davie comprise this Committee.

The Board of Directors of the Fund has retained Lipper Analytical Services, Inc. to provide the Board with an independent analysis of investment performance and expenses for the Fund, in connection with the Board's annual consideration of the renewal of the investment advisory, subadvisory, administrative services, underwriting and shareholder servicing agreements, as required by Section 15(c) of the 1940 Act.

The Directors owned shares in the Fund and in all other Calvert Funds for which they serve on the Board, in the following amounts as of December 31, 2006 (as of May 31, 2007, for the Fund, its inception date):

CALVERT INTERNATIONAL OPPORTUNITIES FUND
Name of Director	Dollar Range of Equity Securities in the Fund	Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen By Director in Calvert Family of Funds
Disinterested Directors
Rebecca Adamson	None	>$100,000
Richard L. Baird, Jr.	None	>$100,000
Frederick A. Davie, Jr.	None	$50,001-$100,000
John G. Guffey, Jr.	None	>$100,000
Miles Douglas Harper, III	None	>$100,000
Joy V. Jones	None	>$100,000
Terrence J. Mollner, Ed.D	None	$50,001-$100,000
Sydney Amara Morris	None	$50,001-$100,000
Rustum Roy	None	>$100,000
Tessa Tennant	None	>$100,000
Interested Directors
D. Wayne Silby, Esq.	None	>$100,000
Barbara J. Krumsiek	None	>$100,000

Directors not affiliated with the Advisor may elect to defer receipt of all or a percentage of their fees and deem such deferred amounts to be invested in any fund in the Calvert Family of Funds through the Directors' Deferred Compensation Plan. Management believes this will have a negligible effect on the Fund's assets, liabilities, net assets, and net income per share.

Director Compensation Table

Calvert World Values Fund, Inc.

In the following table (unaudited numbers), "Aggregate Compensation from Fund" sets forth estimated future compensation of each Director for the fiscal year ending September 30, 2007 for his/her services on the Board of Calvert World Values Fund, Inc. The Fund is a portfolio of Calvert World Values Fund, Inc. Each portfolio within Calvert World Values Fund, Inc. is responsible for a proportionate share of these payments. "Total Compensation from Fund and Fund Complex Paid to Directors" reflects compensation for the most recent fiscal year ended September 30, 2006.
Name of Person, Position	Aggregate Compensation From Fund (Includes Pension or Retirement Benefits)	Pension or Retirement Benefits Accrued As Part of Fund's Expenses	Total Compensation From Fund and Fund Complex Paid to Directors***
Rebecca Adamson** (Director)	$6,691	$2,677	$43,000
Richard L. Baird, Jr.** (Director)	$6,887	$3,444	$94,750
Frederick A. Davie, Jr. (Director)	$8,093	$2,023	$52,000
John Guffey, Jr.** (Director)	$6,847	$2,054	$84,000
Miles Douglas Harper, III** (Director)	$6,847	$6,847	$44,000
Joy V. Jones** (Director)	$7,120	$6,408	$45,750
Terrence J. Mollner, Ed.D** (Director)	$7,042	$0	$45,250
Sydney Amara Morris (Director)	$6,925	$374	$44,500
Rustum Roy (Director)	$6,614	$0	$42,500
Tessa Tennant** (Director)	$6,614	$6,614	$42,500
Barbara J. Krumsiek* (Director & President)	$0	$0	$0
D. Wayne Silby, Esq.*,** (Director & Chair)	$6,614	$4,961	$87,000

*Ms. Krumsiek is an interested person of the Fund since she is an Officer and Director of the Advisor and its affiliates. Mr. Silby is an interested person of the Fund since he is a Director of the parent company of the Advisor.

**Ms. Adamson, Ms. Jones and Ms. Tennant and Messrs. Baird, Guffey, Harper, Mollner and Silby have chosen to defer a portion of their compensation. As of September 30, 2006, total deferred compensation for service on all applicable Calvert Fund Boards, including dividends and capital appreciation, was $161,054; $286,961; $174,159; $116,354; $257,521; $93,431; $48,274; and $365,549, for each of them, respectively.

***As of September 30, 2006, the Fund Complex consisted of thirty-one (31) Funds.

INVESTMENT ADVISOR AND SUBADVISOR

The Fund's Investment Advisor is Calvert Asset Management Company, Inc., a subsidiary of Calvert Group Ltd., which is a subsidiary of UNIFI Mutual Holding Company. Under the Investment Advisory Agreement with respect to the Fund, the Advisor provides investment advice to the Fund and oversees the day-to-day operations, subject to the supervision and direction of the Board of Directors. The Advisor provides the Fund with investment supervision and management, and office space; furnishes executive and other personnel to the Fund; and pays the salaries and fees of all Directors who are employees of the Advisor or its affiliates. The Fund pays all their other respective administrative and operating expenses, including: custodial, registrar, dividend disbursing and transfer agency fees; administrative service fees; federal and state securities registration fees; salaries, fees and expenses of Directors, executive officers and employees of the Fund, who are not employees of the Advisor or of its affiliates; insurance premiums; trade association dues; legal and audit fees; interest, taxes and other business fees; expenses of printing and mailing reports, notices, prospectuses, and proxy material to shareholders; annual shareholders' meeting expenses; and brokerage commissions and other costs associated with the purchase and sale of portfolio securities. As explained in the prospectus fee table footnotes, the Fund has an expense offset arrangement with the custodian bank whereby the custodian fees may be paid indirectly by credits on the Fund's uninvested cash balances. These credits are used to reduce Fund expenses. Where the total annual fund operating expenses are subject to a contractual expense limitation, the Advisor could be deemed to have an incentive to leave greater balances at the custodian, since it receives the benefit of any expense offset credit. The Board of Directors periodically reviews and evaluates the expense offset arrangement.

Under the Investment Advisory Agreement, for services provided to the Fund, the Advisor receives an annual fee, payable monthly, of 0.80% of the Fund's average daily net assets. The investment advisory fee is the same for all classes of the Fund.

The Advisor reserves the right to (i) waive all or a part of its fee; (ii) reimburse the Fund for expenses; and (iii) pay broker/dealers in consideration of their promotional or administrative services. The Advisor may, but is not required to, waive current payment of its fees or reimburse expenses of the Fund, except as noted in the Fund's prospectus.

Investment advisory fees are allocated among classes as a Fund-level expense based on net assets.

Subadvisor

F&C Management Limited ("F&C") is a wholly-owned subsidiary of F&C Asset Management plc, a global asset management firm headquartered in London. F&C Asset Management plc is in turn majority owned by Friends Provident plc, a United Kingdom financial services group. F&C receives a subadvisory fee, paid by the Advisor, as follows: 0.55% of the average daily net assets of the Calvert International Opportunities Fund up to and including $250 million, 0.50% of the next $250 million and 0.45% on assets in excess of $500 million. The Subadvisor has contractually agreed to waive 0.05% in fees until the Fund reaches $100 million in assets or until two years from funding, whichever occurs first.

The Fund has received an exemptive order to permit it and the Advisor to enter into and materially amend the Investment Subadvisory Agreement (entered into with any subadvisor that is not an "affiliated person", as defined in Section 2(a)(3) of the 1940 Act) without shareholder approval. Within 90 days of the hiring of any Subadvisor or the implementation of any proposed material change in the Investment Subadvisory Agreement, the Fund will furnish its shareholders information about the new Subadvisor or Investment Subadvisory Agreement that would be included in a proxy statement. Such information will include any change in such disclosure caused by the addition of a new Subadvisor or any proposed material change in the Investment Subadvisory Agreement of the Fund. The Fund will meet this condition by providing shareholders, within 90 days of the hiring of the Subadvisor or implementation of any material change to the terms of an Investment Subadvisory Agreement, with an information statement to this effect.

PORTFOLIO MANAGER DISCLOSURE

Additional information about the Fund's Portfolio Managers, identified in the prospectus of the Fund, is provided below.

A. Other Accounts Managed by Portfolio Managers of the Fund

The following Portfolio Managers of the Fund are also primarily responsible for day-to-day management of the portfolios of the other accounts indicated below. This information includes accounts managed by any group which includes the identified Portfolio Manager. The "Other Accounts" category includes accounts managed in the Portfolio Manager's personal as well as professional capacities.

CALVERT INTERNATIONAL OPPORTUNITIES FUND

F&C:

Sophie Horsfall
Accounts Managed other than Calvert International Opportunities Fund as of December 31, 2006	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
Number of Other Accounts Managed	8	1	0
Total Assets in Other Accounts Managed	$1,514,620,000	$79,530,000	$0
Number of Other Accounts in which Advisory Fee is Based on Account's Performance	0	1	0
Total Assets in Other Accounts in which Advisory Fee is Based on Account's Performance	$0	$79,530,000	$0

F&C:

Jeremy Tigue
Accounts Managed other than Calvert International Opportunities Fund as of December 31, 2006	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
Number of Other Accounts Managed	0	1	0
Total Assets in Other Accounts Managed	$0	$5,002,586,957	$0
Number of Other Accounts in which Advisory Fee is Based on Account's Performance	0	0	0
Total Assets in Other Accounts in which Advisory Fee is Based on Account's Performance	$0	$0	$0

F&C:

Terry Coles
Accounts Managed other than Calvert International Opportunities Fund as of December 31, 2006	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
Number of Other Accounts Managed	8	1	0
Total Assets in Other Accounts Managed	$1,514,620,000	$79,530,000	$0
Number of Other Accounts in which Advisory Fee is Based on Account's Performance	0	1	0
Total Assets in Other Accounts in which Advisory Fee is Based on Account's Performance	$0	$79,530,000	$0

B. Potential Conflicts of Interest in Managing the Fund and Other Accounts

The following describes material conflicts of interest, which may potentially arise in connection with the management of the Fund's investments by a Portfolio Manager and that individual's simultaneous management of the investments of any other accounts listed in this SAI. See "Other Accounts Managed by Portfolio Managers of the Fund" above.

CALVERT INTERNATIONAL OPPORTUNITIES FUND

F&C:

Sophie Horsfall, Jeremy Tigue, and Terry Coles

Because the Portfolio Managers have responsibility for managing more than one account, potential conflicts of interest may arise. Those potential conflicts include preferential treatment of one account over others in terms of allocation of resources or of investment opportunities, and such potential conflicts may exist regarding management of the Fund. The Portfolio Managers for the Fund are aware of and abide by their trade allocation procedures, which seek to ensure fair allocation of investment opportunities among all accounts. The Fund relies on a pro rata allocation methodology that considers such factors as account size, investment objective, holdings, suitability and availability of cash for investment. In addition, performance dispersion among accounts employing similar investment strategy but with different fee structures is periodically examined by the Subadvisor to ensure that any material divergence in expected performance is adequately explained by differences in the investment guidelines and timing of cash flows.

C. Compensation of Portfolio Managers of the Fund

Set forth below are the structure of and method used to determine (1) the cash and non-cash compensation received by each Portfolio Manager from the Fund, the Advisor or Subadvisor of the Fund, or any other sources with respect to management of the Fund, and (2) the cash and non-cash compensation received by the Portfolio Manager from any other accounts listed in this SAI. See "Other Accounts Managed by Portfolio Managers of the Fund" above.

CALVERT INTERNATIONAL OPPORTUNITIES FUND

F&C:

Sophie Horsfall, Jeremy Tigue, and Terry Coles
Compensation with Respect to Management of Calvert International Opportunities Fund and Other Accounts as of December 31, 2006
Type of Compensation Received	Source of Compensation	Criteria on which Compensation is Based
Salary (cash)	F&C	Base salary is reviewed annually and benchmarked to market median as identified by independent industry surveys.
Bonus (cash)	F&C	Annual discretionary cash bonus awarded based on stock selection, portfolio performance and individual's performance, including contribution to the investment team and the firm.
Deferred Compensation	F&C	Equity-based long term remuneration plan for senior fund managers, keyed to company performance; awards vest after three years and are made annually in F&C shares.
Other Compensation or Benefits Not Generally Available to All Salaried Employees	None	N/A

D. Securities Ownership of Portfolio Managers of the Fund

With respect to each Portfolio Manager identified in the prospectus, the following information sets forth the Portfolio Manager's beneficial ownership of securities as of December 31, 2006 in the Fund managed by that individual. The securities were valued as of December 31, 2006. (Specified ranges: none; $1 to $10,000; $10,001 to $50,000; $50,001 to $100,000; $100,001 to $500,000; $500,001 to $1,000,000; or over $1,000,000.)

Fund	Firm	Name of Portfolio Manager	Fund Ownership
Calvert International Opportunities Fund	F&C	Sophie Horsfall Jeremy Tigue Terry Coles	None None None

ADMINISTRATIVE SERVICES AGENT

Calvert Administrative Services Company ("CASC"), an affiliate of the Advisor, has been retained by the Fund to provide certain administrative services necessary to the conduct of its affairs, including the preparation of regulatory filings and shareholder reports. For providing such services, CASC receives an annual administrative service fee payable monthly (as a percentage of net assets) as follows:

	Class A	Class I
Calvert International Opportunities Fund	0.35%	0.15%

Administrative fees are allocated as a class-level expense, based on net assets.

METHOD OF DISTRIBUTION

Calvert Distributors, Inc. ("CDI") is the principal underwriter and distributor for the Fund. CDI is an affiliate of the Fund's Advisor. Under the terms of its underwriting agreement with the Fund, CDI markets and distributes the Fund's shares and is responsible for preparing advertising and sales literature, and printing and mailing prospectuses to prospective investors.

Pursuant to Rule 12b-1 under the 1940 Act, the Fund has adopted a Distribution Plan (the "Plan"), which permits the Fund to pay certain expenses associated with the distribution and servicing of shares. Such expenses for Class A shares may not exceed, on an annual basis, 0.50% of the Fund's Class A average daily net assets. Class I has no Plan. The Fund's Class A Plan reimburses CDI only for expenses it incurs. Plan expenses may be spent for advertising, printing and mailing of prospectuses to persons who are not already Fund shareholders, compensation to broker/dealers, underwriters, and salespersons.

The Fund's Plan was approved by the Board of Directors, including the Directors who are not "interested persons" of the Fund (as that term is defined in the 1940 Act) and who have no direct or indirect financial interest in the operation of the Plan or in any agreements related to the Plan. The selection and nomination of the Directors who are not interested persons of the Fund is committed to the discretion of such disinterested Directors. In establishing the Plan, the Directors considered various factors including the amount of the distribution expenses. The Directors determined that there is a reasonable likelihood that the Plan will benefit the Fund and its shareholders, including economies of scale at higher asset levels, better investment opportunities, and more flexibility in managing a growing portfolio.

The Plan may be terminated by vote of a majority of the disinterested Directors who have no direct or indirect financial interest in the Plan, or by vote of a majority of the outstanding shares of Class A of the Fund. Any change in the Plan that would materially increase the distribution cost to the Fund requires approval of the shareholders of the class; otherwise, the Plan may be amended by the Directors, including a majority of the disinterested Directors as described above. The Plan will continue in effect for successive one-year terms provided that such continuance is specifically approved by (i) the vote of a majority of the Directors who are not parties to the Plan or interested persons of any such party and who have no direct or indirect financial interest in the Plan, and (ii) the vote of a majority of the entire Board of Directors.

As noted above, distribution and shareholding servicing expenses are paid to broker/dealers through sales charges (paid by the investor) and 12b-1 Plan expenses (paid by the Fund as part of the annual operating expenses). In addition to these payments, the Advisor, CDI and/or their affiliates, at their own expense, may incur costs and pay expenses associated with the distribution of shares of the Fund. The Advisor, CDI and/or their affiliates have agreed to pay certain firms compensation based on sales of Fund shares or on assets held in those firms' accounts for their marketing, distribution, and shareholder servicing of Fund shares, above the usual sales charges, distribution and service fees. In other instances, one of these entities may make annual payments to a broker/dealer in order to be included in a wrap or preferred provider program. This list may be changed from time to time. As of December 31, 2006, the Advisor, CDI and/or their affiliates had special arrangements regarding one or more Calvert Funds with the following firms: Ameriprise Financial Services, Merrill Lynch, Thrivent Financial for Lutherans, Ameritas Investment Corp., Washington Mutual, CUSO, Wells Fargo Investments, Marshall & Isley, SunGard Institutional Brokerage Inc., LPL Financial Services, Wachovia Securities, Citigroup Global Markets (Smith Barney), UBS Financial Services, Morgan Stanley, Charles Schwab & Co., Inc., National Financial Services, LLC and Fidelity Brokerage Services, LLC. Where payments are being made to a broker/dealer to encourage sales of Fund shares, the broker/dealer has an incentive to recommend Fund shares to its customers. Neither the Advisor nor any Subadvisor uses Fund brokerage to compensate broker/dealers for the sale of Fund shares.

The Fund has entered into an agreement with CDI as principal underwriter. CDI makes a continuous offering of the Fund's securities on a "best efforts" basis. Under the terms of the agreement, CDI is entitled to receive a distribution fee and a service fee from the Fund based on the average daily net assets of Class A of the Fund. These fees are paid pursuant to the Fund's Plan.

For the Fund, Class A shares are offered at net asset value plus a front-end sales charge as follows:
Amount of Investment	As a % of Offering Price	As a % of net amount Invested	Allowed to Brokers as a % of offering price
Less than $50,000	4.75%	4.99%	4.00%
$50,000 but less than $100,000	3.75%	3.90%	3.00%
$100,000 but less than $250,000	2.75%	2.83%	2.25%
$250,000 but less than $500,000	1.75%	1.78%	1.25%
$500,000 but less than $1,000,000	1.00%	1.01%	0.80%
$1,000,000 and over	0.00%	0.00%	0.00%*

* Purchases of the Fund's Class A shares at NAV for accounts with $1,000,000 on which a finder's fee has been paid by CDI are subject to a one-year contingent deferred sales charge of 0.80%.

CDI receives any front-end sales charge or CDSC paid. A portion of the front-end sales charge may be reallowed to dealers.

Fund Directors and certain other affiliated persons of the Fund are exempt from the sales charge since the distribution costs are minimal to persons already familiar with the Fund. Other groups (e.g., group retirement plans) are exempt due to economies of scale in distribution. See the prospectus for additional share purchase information.

TRANSFER AND SHAREHOLDER SERVICING AGENTS

Boston Financial Data Services, Inc. ("BFDS"), a subsidiary of State Street Bank & Trust Company, N.A., has been retained by the Fund to act as transfer agent and dividend disbursing agent. These responsibilities include: responding to certain shareholder inquiries and instructions, crediting and debiting shareholder accounts for purchases and redemptions of Fund shares and confirming such transactions, and daily updating of shareholder accounts to reflect declaration and payment of dividends.

Calvert Shareholder Services, Inc. ("CSSI"), a subsidiary of Calvert Group, Ltd., has been retained by the Fund to act as shareholder servicing agent. Shareholder servicing responsibilities include responding to shareholder inquiries and instructions concerning their accounts, entering any telephoned purchases or redemptions into the BFDS system, maintenance of broker/dealer data, and preparing and distributing statements to shareholders regarding their accounts.

For these services, BFDS receives a fee based on the number of shareholder accounts and transactions, while CSSI receives a fee based on the asset class (money market, fixed income and equities) and the resources necessary to support the various services each asset class requires. CSSI may contract with subagents, at the Fund's expense, to provide recordkeeping and subaccounting services to the Fund.

PORTFOLIO TRANSACTIONS

Portfolio transactions are undertaken on the basis of their desirability from an investment standpoint. The Fund's Advisor and Subadvisor make investment decisions and the choice of brokers and dealers under the direction and supervision of the Fund's Board of Directors.

Broker/dealers who execute transactions on behalf of the Fund are selected on the basis of their execution capability and trading expertise considering, among other factors, the overall reasonableness of the brokerage commissions, current market conditions, size and timing of the order, difficulty of execution, per share price, market familiarity, reliability, integrity, and financial condition, subject to the Advisor's/Subadvisor's obligation to seek best execution. The Fund has adopted a policy that prohibits the Advisor and the Subadvisor from using Fund brokerage to compensate broker/dealers for promotion or sale of Fund shares.

The Fund's Advisor and Subadvisor select brokers on the basis of best execution. In some cases they select brokers that provide research and research-related services to them. These research services include advice, either directly or through publications or writings, as to the value of securities, the advisability of investing in, purchasing or selling securities, and the availability of securities or purchasers or sellers of securities; furnishing of analyses and reports concerning issuers, securities or industries; providing information on economic factors and trends; assisting in determining portfolio strategy; providing computer software used in security analyses; providing portfolio performance evaluation and technical market analyses; and providing other services relevant to the investment decision making process. Other such services are designed primarily to assist the Advisor in monitoring the investment activities of the Subadvisor of the Fund. Such services include portfolio attribution systems, return-based style analysis, and trade-execution analysis.

If, in the judgment of the Advisor or Subadvisor, the Fund or other accounts managed by it will be benefited by supplemental research services, they are authorized to pay brokerage commissions to a broker furnishing such services which are in excess of commissions which another broker may have charged for effecting the same transaction. It is the policy of the Advisor that such research services will be used for the benefit of the Fund as well as other Calvert funds and managed accounts.

PORTFOLIO HOLDINGS DISCLOSURE

The Fund has adopted a Portfolio Holdings Disclosure Policy ("Disclosure Policy") that is designed to prevent the inappropriate disclosure of or the misuse of non-public information regarding the Fund's portfolio holdings.

Publicly Available Portfolio Holdings

Information regarding the Fund's portfolio holdings is publicly available: (1) at the time such information is filed with the Commission in a publicly available filing; or (2) the day next following the day when such information is posted on the www.calvert.com website. This information may be the Fund's complete portfolio holdings disclosed in its semi-annual or annual reports and filed with the Commission on Form N-CSR, or a partial listing, such as an equity Fund's top ten portfolio holdings disclosed in the Fund's monthly profiles and posted on the Calvert website approximately 15 days after month-end. From time to time, the Fund may disclose on www.calvert.com whether it holds a particular security, in response to media inquiries. The Fund's publicly available portfolio holdings may be provided to third parties without prior approval under the Disclosure Policy.

Non-Public Portfolio Holdings

The Fund's Disclosure Policy, as described generally below, allows the disclosure of the Fund's non-public portfolio holdings for the Fund's legitimate business purposes, subject to certain conditions, to: (1) rating and ranking organizations; (2) certain service providers; and (3) certain other recipients. Non-public portfolio holdings may not be disclosed to members of the media under any circumstance.

Subject to approval from the Legal Department of Calvert Group, Ltd., a representative from the Administrator may provide the Fund's non-public portfolio holdings to a recognized rating and ranking organization, without limitation on the condition that the non-public portfolio holdings will be used solely for the purposes of developing a rating and subject to a written agreement requiring confidentiality and prohibiting the use of the information for trading.

A service provider or other third party that receives information about the Fund's non-public portfolio holdings where necessary to enable the provider to perform its contractual services for the Fund (e.g., a person that performs account maintenance and record keeping services) may receive non-public portfolio holdings without limitation on the condition that the non-public portfolio holdings will be used solely for the purpose of servicing the Fund and subject to a written agreement requiring confidentiality and prohibiting the use of the information for trading.

The Fund's partial or complete portfolio holdings may be disclosed to certain other recipients, current and prospective shareholders of the Fund and current and prospective clients of the Advisor, provided that: (1) the recipient makes a specific request to the General Counsel of Calvert Group, Ltd. (or his designee) ("Authorized Individual"); (2) the Authorized Individual determines that the Fund has a legitimate business purpose for disclosing non-public portfolio holdings information to the recipient; (3) the Authorized Individual (if other than the General Counsel) obtains prior approval from the Legal Department; and (4) the recipient signs a confidentiality agreement that provides that the non-public portfolio holdings will be kept confidential, may not be used to trade, and may not be disseminated or used for any purpose other than the purpose approved by the Authorized Individual. The Disclosure Policy further provides that, in approving a request, the Authorized individual considers the recipient's need for the relevant holdings information, whether the disclosure will benefit the Fund, or, at a minimum, not harm the Fund, and what conflicts may result from such disclosures.

Under the Disclosure Policy, neither the Fund, the Advisor nor any other party is permitted to receive compensation or other consideration from or on behalf of the recipient in connection with disclosure to the recipient of the Fund's non-public portfolio holdings. The Disclosure Policy is subject to annual review by the Fund's Board of Directors. The Fund's Board of Directors shall also receive annual reports from Fund management on those entities to whom such disclosure has been made.

Ongoing Arrangements

The following is a list of those entities to whom information about the Fund's portfolio securities is made available and the frequency (following a 15 day lag), including the identity of the persons who receive information pursuant to such arrangements. In all such cases, disclosure is made subject to a written confidentiality agreement, which includes provisions preventing use of the information to trade.

Name of Entity	Information Provided	Frequency Provided

Lipper	Portfolio Holdings	Monthly
Morningstar	Portfolio Holdings	Monthly
Thompson Financial	Portfolio Holdings	Monthly
Standard & Poor	Portfolio Holdings	Monthly
State Street	Portfolio Holdings	Monthly
Vestek	Portfolio Holdings	Monthly
SG Corporate & Investment Banking	Portfolio Holdings	Monthly
Merrill Lynch	Portfolio Holdings	Monthly
UBS	Portfolio Holdings	Quarterly
Wachovia	Portfolio Holdings, Attribution Analysis	Monthly
Smith Barney	Portfolio Holdings	Monthly
Mees Pierson	Portfolio Holdings, Portfolio Characteristics, Asset Allocation	Quarterly
Suncorp Metway	Portfolio Holdings, Portfolio Characteristics, Asset Allocation	Quarterly
PNC	Portfolio Characteristics	Quarterly
Fidelity	Portfolio Characteristics, Asset Allocation	Quarterly
Newkirk	Portfolio Holdings, Portfolio Characteristics, Asset Allocation	Quarterly
ACS, Inc.	Portfolio Holdings, Portfolio Characteristics	Quarterly
American United Life Insurance Company	Portfolio Holdings, Portfolio Characteristics	Quarterly
Bidart & Ross	Portfolio Holdings	Quarterly
Hartford Life Insurance	Portfolio Holdings, Portfolio Characteristics, Asset Allocation	Monthly
Massachusetts Mutual Life Insurance	Portfolio Holdings, Portfolio Characteristics, Asset Allocation	Monthly
Metropolitan Life Insurance	Portfolio Holdings, Portfolio Characteristics	Quarterly
Nationwide	Portfolio Characteristics	Monthly
New York Life Insurance & Annuity	Portfolio Holdings, Portfolio Characteristics, Asset Allocation	Monthly
Protective Life	Portfolio Characteristics	Monthly
TFLIC Life Insurance	Portfolio Holdings, Portfolio Characteristics, Asset Allocation	Monthly

PERSONAL SECURITIES TRANSACTIONS

The Fund, its Advisor and Subadvisor, and principal underwriter have adopted a Code of Ethics pursuant to Rule 17j-1 of the 1940 Act. The Code of Ethics is designed to protect the public from abusive trading practices and to maintain ethical standards for access persons as defined in the rule when dealing with the public. The Code of Ethics permits the Fund's investment personnel to invest in securities that may be purchased or held by the Fund. The Code of Ethics contains certain conditions such as preclearance and restrictions on use of material information.

PROXY VOTING DISCLOSURE

Please refer to Appendix A of this SAI for the Proxy Voting Guidelines of the Calvert Funds. This document includes the policies and procedures that the Calvert Funds use in determining how to vote proxies relating to portfolio securities, as well as when a vote presents a possible conflict of interest between the interests of Fund shareholders, and those of a Calvert Fund's Advisor, principal underwriter, or an affiliated person of the Fund, its Advisor, or principal underwriter.

PROCESS FOR DELIVERING SHAREHOLDER COMMUNICATIONS TO THE BOARD OF DIRECTORS

Any shareholder who wishes to send a communication to the Board of Directors of a Calvert Fund should send the communication to the attention of the Fund's Secretary at the following address:

Calvert Funds
Attn: [Name of Fund] Secretary
4550 Montgomery Avenue
Bethesda, Maryland 20814

All communications should state the specific Calvert Fund to which the communication relates. After reviewing the communication, the Fund's Secretary will forward the communication to the Board of Directors.

In its function as a nominating committee, the Governance Committee of the Board of Directors will consider any candidates for vacancies on the Board from any shareholder of a Fund who has held his or her shares for at least five years. Shareholders of a Fund who wish to nominate a candidate to the Board of the Fund must submit the recommendation in writing to the attention of the Fund's Secretary at 4550 Montgomery Avenue, Bethesda, MD 20814. The recommendation must include biographical information, including business experience for the past ten years and a description of the qualifications of the proposed nominee, along with a statement from the proposed nominee that he or she is willing to serve and meets the requirements to be a disinterested Director. A shareholder wishing to recommend to the Governance Committee a candidate for election as a Director may request the Fund's Policy for the Consideration of Director Nominees by contacting the Fund's Secretary at the address above.

If a shareholder wishes to send a communication directly to an individual Director or to a Committee of the Fund's Board of Directors, then the communication should be specifically addressed to such individual Director or Committee and sent in care of the Fund's Secretary at the address above. Communications to individual Directors or to a Committee sent in care of the Fund's Secretary will be forwarded to the individual Director or to the Committee, as applicable.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM AND CUSTODIAN

KPMG LLP will serve as the independent registered public accounting firm for the Fund. State Street Bank & Trust Company, N.A. serves as custodian of the Fund's investments. The custodian has no part in deciding the Fund's investment policies or the choice of securities that are to be purchased or sold for the Fund.

GENERAL INFORMATION

The Fund is a series of Calvert World Values Fund, Inc., an open-end management investment company organized as a Maryland corporation on February 14, 1992. The Fund is diversified.

Each share of each series represents an equal proportionate interest in that series with each other share and is entitled to such dividends and distributions out of the income belonging to such series as declared by the Board. The Fund offers two separate classes of shares: Class A and Class I. Each class represents interests in the same portfolio of investments but, as further described in the prospectuses, each class is subject to differing sales charges and expenses, resulting in differing net asset values and distributions. Upon liquidation of the Fund, shareholders of each class are entitled to share pro rata in the net assets belonging to that series available for distribution.

The Fund is not required to hold annual shareholder meetings, but special meetings may be called for certain purposes such as electing Directors, changing fundamental policies, or approving a management contract. As a shareholder, you receive one vote for each share you own, except that matters affecting classes differently, such as the Distribution Plan, will be voted on separately by the affected class.

CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITES

As of May 31, 2007, the following entity beneficially owned more than 25% of the voting securities of the Fund:

Fund Name
Control Person Name & Address	% of Ownership of Fund
Calvert International Opportunities Fund
Calvert Distributors, Inc. Bethesda, MD	100%

CDI, a Delaware corporation, is the Fund's principal underwriter and an affiliate of the Fund's Advisor, as indicated above. CDI is wholly owned by Calvert Group, Ltd., a subsidiary of Acacia Financial Corp., which is a subsidiary of Acacia Life Insurance Company. Acacia Life Insurance Company is in turn a subsidiary of Ameritas Holding Company, a subsidiary of UNIFI Mutual Holding Company.

As of May 31, 2007, to the Fund's knowledge, the following shareholders owned of record or beneficially 5% or more of the outstanding voting securities of the class of the Fund as shown:

Fund Name
Name & Address	% of Ownership

Calvert International Opportunities Fund
Calvert Distributors, Inc. Bethesda, MD	100% of Class A
Calvert Distributors, Inc. Bethesda, MD	100% of Class I

FUND SERVICE PROVIDERS

INVESTMENT ADVISOR
Calvert Asset Management Company, Inc.
4550 Montgomery Avenue
Suite 1000N
Bethesda, Maryland 20814

SHAREHOLDER SERVICING AGENT
Calvert Shareholder Services, Inc.
4550 Montgomery Avenue
Suite 1000N
Bethesda, Maryland 20814

PRINCIPAL UNDERWRITER
Calvert Distributors, Inc.
4550 Montgomery Avenue
Suite 1000N
Bethesda, Maryland 20814

TRANSFER AGENT
Boston Financial Data Services, Inc.
330 West 9th Street
Kansas City, Missouri 64105

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
KPMG LLP
1601 Market Street
Philadelphia, Pennsylvania 19103

CUSTODIAN
State Street Bank & Trust Company, N.A.
225 Franklin Street
Boston, Massachusetts 02110

APPENDIX A

GLOBAL PROXY VOTING GUIDELINES
FOR
CALVERT FAMILY OF FUNDS

Introduction

Calvert believes that healthy corporations are characterized by sound corporate governance and overall corporate social responsibility.  The well-governed company meets high standards of corporate ethics and operates in the best interests of shareowners.  The socially responsible company meets high standards of corporate ethics and operates in the best interests of other stakeholders (employees, customers, communities and the environment).  In our view, companies that combine good governance and corporate social responsibility are better positioned for long-term success.

These Proxy Voting Guidelines ("the Guidelines") reflect Calvert's view that our fiduciary obligations to our shareholders include an obligation to vote their proxies in a manner consistent with (1) good corporate governance, and (2) corporate social responsibility.  The attributes of well-governed, socially responsible companies that these proxy-voting guidelines seek to promote are:
o

Long-Term Value.   Responsible, healthy companies are those that focus on long-term value creation that aligns the interests of management with those of shareowners and other stakeholders.  Good governance is likely to be compromised when a company becomes myopic, focusing on current earnings expectations and other short-term goals rather than the fundamental soundness of the enterprise over the longer term.  A focus on long-term value creation also increases the relevance of companies' environmental management, treatment of workers and communities, and other social variables.  Just as a short-term focus on earnings performance can compromise long-term shareowner interests, so can poor treatment of workers, communities, the environment or other stakeholders create short-term gain while increasing risks and compromising performance over the longer term.   Calvert's proxy voting guidelines support governance structures and policies that keep the focus of company management on long-term corporate health and sustainable financial, social and environmental performance.

o

Accountability.  Corporate management must be accountable to many interests, including investors, stakeholders, and regulators.  Management of a company must be accountable to the board of directors; the board must be accountable to the company's shareowners; and the board and management together must be accountable to the stakeholders.  Some governance structures by their very nature weaken accountability, including corporations that are too insulated from possible takeovers.  Certain other governance structures are well suited to manage this accountability:  independent boards that represent a wide variety of interests and perspectives; full disclosure of company performance on financial, environmental, and social metrics; charters, bylaws, and procedures that allow shareholders to express their wishes and concerns; and compensation structures that work to align the interests and time-frames of management and owners.  Calvert's proxy voting guidelines support structures that create and reinforce accountability, and oppose those that do not.

o

Sustainability.  Well-governed companies are those whose operations are financially, socially and environmentally sustainable. Sustainability requires fair treatment of shareholders and other stakeholders in order to position the company for continued viability and growth over time.  Effective corporate governance, like national governance, cannot indefinitely ignore or exploit certain groups or interests to the benefit of others without incurring mounting risks for the corporation.  For example, companies that provide excessive compensation to executives at the expense of other employees and shareowners are creating risks that may be expressed in rising employee turnover or activist campaigns targeting corporate practices.  Companies that fail to account for potential liabilities associated with climate change may be creating risks that will be expressed in costly government regulation or uninsured catastrophic losses.  Calvert's proxy voting guidelines aim to support sustainable governance that attends fairly to the interests of shareowners, workers, communities and the environment.

As a long-term equity investor, Calvert strives to encourage corporate responsibility, which includes respectful treatment of workers, suppliers, customers and communities, environmental stewardship, product integrity and high standards of corporate ethics as well as more traditional measures of sound corporate governance.   Companies that combine good governance and social responsibility strive to avoid unnecessary financial risk while serving the interests of both shareowners and stakeholders.  In our view, Good Governance + Social Responsibility = Corporate Responsibility.

On behalf of our shareholders, Calvert Funds generally vote our proxies in accordance with the positions set forth in these Proxy Voting Guidelines ("the Guidelines").   The Guidelines are not meant to be exhaustive, nor can they anticipate every potential voting issue on which the Funds may be asked to cast their proxies.  There also may be instances when the Advisor, Calvert Asset Management Company, votes the Funds' shares in a manner that does not strictly adhere to or is inconsistent with these Guidelines if doing so is in the best interests of the Funds' shareholders. Also, to the extent that the Guidelines do not address potential voting issues, the Funds delegate to the appropriate advisor the authority to act on its behalf to promote the applicable Funds' investment objectives and social goals.  To the extent the Funds vote proxies in a manner not strictly in accordance with these Guidelines, and such votes present a potential conflict of interest, the Funds will proceed in accordance with Section III below.

When support for or opposition to a proxy proposal as described below is qualified with the term, "ordinarily," this means that the Fund advisor generally foresees voting all shares as described except in special circumstances where the advisor determines that a contrary vote may be in the best interests of Fund shareholders.

When support for or opposition to a proxy proposal is qualified by the expression, "on a case by case basis," this means that the Fund advisor cannot determine in advance whether such proposals are generally in the best interests of Fund shareholders and will reserve judgment until such time as the specific proposal is reviewed and evaluated.

When we use the term, "shareholder," we are referring to Calvert's mutual fund shareholders whose proxy votes we cast in accordance with these Guidelines.  When we use the term, "shareowner," we are referring to the equity owners of stock in publicly traded corporations.

Calvert appreciates that issues brought to shareholders may change over time, as both investors' concerns and  rules governing inclusion of specific items in corporate proxies change.  Corporate governance laws and best practices codes are continuously evolving, worldwide. We have constructed these Proxy Voting Guidelines to be both general enough and sufficiently flexible to adapt to such changes.  Internationally, corporate governance codes have more in common with each other than do the laws and cultures of the countries in which the companies are domiciled. In light of these different regulatory contexts the Fund advisor will assess both best practices in the country in question and consistency with the Fund's guidelines prior to voting proxies. To that end, we have not attempted to address every specific issue that may arise on a proxy ballot.

Calvert's proxy voting record is available on the Funds' web site, www.calvert.com, and will, after August 31, 2004, also be available on the Securities and Exchange Commission's website at www.sec.gov.

I.          CORPORATE GOVERNANCE

                   A.        Board and Governance Issues

                        o      Board of Directors

The board of directors ("the board") is responsible for the overall governance of the corporation, including representing the interests of shareowners and overseeing the company's relationships with other stakeholders.  While company boards in most countries do not have a statutory responsibility to protect stakeholders, the duties of care and loyalty encompass the brand, financial, and reputational risks that can result from inadequate attention to stakeholder interests.  Thus, in our view, a board's fiduciary duties encompass stakeholder relations as well as protecting shareowner interests.

One of the most fundamental sources of good governance is independence.  Directors who have financial or other affiliations with companies on whose boards they serve may face conflicts of interest between their own interests and those of the corporation's shareowners and other stakeholders.  In our view, the board should be composed of a majority of independent directors and key committees, including the audit, compensation, and nominating and/or governance committees, should be composed exclusively of independent directors.

Independent directors are those who do not have a material financial or personal relationship with the company or any of its managers that could compromise the director's objectivity and fiduciary responsibility to shareowners.  In general, this means that an independent director should have no affiliation with the company other than a seat on the board and (in some cases) ownership of sufficient company stock to give the director a stake in the company's financial performance, but not so great as to constitute a controlling or significant interest.

A significant difference between governance structures among different countries involves board structure. There are some countries-- for example, Germany, Austria, and the Netherlands--that use a two-tiered board structure. Companies in these countries have supervisory boards and management boards. Supervisory boards are made up of non-executives and management boards are comprised of executives.

Because the board's ability to represent shareowners independently of management can be compromised when the Chair is also a member of management, it can sometimes be beneficial for the Chair of the board be an independent director.

Another critical component of good governance is diversity.  Well-governed companies benefit from a wide diversity of perspective and background on their boards.  To bring such diversity to the board, directors should be chosen to reflect diversity of experience, perspective, expertise, gender, race, culture and geography.  Calvert's goal in addressing board diversity is to assure that boards of directors fairly represent the concerns of both shareholders and stakeholders.  Stakeholders include employees, communities, vendors, and customers, and as such, include people of color and racial minorities who have historically faced discrimination or denial of opportunities solely on account of their race.  Even well governed corporations may risk perpetuating this historic injustice if boards of directors are not inclusive and diverse.

Companies that are private may take some time to achieve an adequate balance of diversity and independence on their boards.  For private companies, the fund advisor will vote on a case-by-case basis on board independence and board diversity matters.

Each director should also be willing and able to devote sufficient time and effort to the duties of a director.  Ordinarily, this means that directors should not sit on more than two other boards of publicly traded companies, unless personal circumstances allow sufficient time to devote to corporate governance on several boards.  Directors who routinely fail to attend board meetings, regardless of the number of boards on which they serve, are not devoting sufficient attention to good corporate governance.

The board should periodically evaluate its performance, the performance of it various committees, and the performance of individual board members in governing the corporation.

-     The Fund advisor will oppose slates of directors without at least a majority of independent directors.
-     The Fund advisor will oppose slates of directors that result in a board that does not include both women and people of color and may oppose slates of directors that include women and people of color should the advisor conclude that the presence of women and people of color on the board constitutes mere token representation.
-     The Fund advisor will support proposals requesting that companies adopt policies or nominating committee charters to assure that diversity is a key attribute of every director search.
-     The Fund advisor will support proposals requesting that the majority of directors be independent and that the board audit, compensation and/or nominating committees be composed exclusively of independent directors.
-     The Fund advisor will examine on a case-by-case basis proposals seeking to separate the positions of Chair of the board and Chief Executive Officer as well as resolutions asking for the Chair to be an independent director.
-     The Fund advisor may oppose slates of directors in situations where the company failed to take action on shareowner proposals that passed in previous years.
-     The Fund advisor will ordinarily oppose director candidates who have not attended a sufficient number of meetings of the board or key committees on which they served to effectively discharge their duties as directors.
-     The Fund advisor will support proposals calling for a systematic and transparent board election and nominating regime.

                        o      Classified or Staggered Boards

On a classified (or staggered) board, directors are divided into separate classes with directors in each class elected to overlapping three-year terms. Companies argue that such boards offer continuity in strategic direction, which promotes long-term planning. However, in some instances these structures may deter legitimate efforts to elect new directors or takeover attempts that may benefit shareowners.    A classified board structure may also tend to depress stock price if viewed as an anti-takeover measure.

-     The Fund advisor will ordinarily support proposals to elect all board members annually and to remove classified boards.

                        o      Increase Authorized Common Stock

Companies may choose to increase their authorization of common stock for a variety of reasons.  In some instances, the intended purpose of the increased authorization may clearly benefit shareowners; in others, the benefits to shareowners are less clear.  Given that increased authorization of common stock is dilutive, except where the authorization is being used to facilitate a stock split or stock dividend, proposed increases in authorized common stock must be examined carefully to determine whether the benefits of issuing additional stock outweigh the potential dilution.

-     The Fund advisor will ordinarily support proposals authorizing the issuance of additional common stock necessary to facilitate a stock split.
-     The Fund advisor will examine and vote on acase-by case basis proposals authorizing the issuance of additional common stock.  If the company already has a large amount of stock authorized but not issued, or reserved for its stock option plans, or where the request is to increase shares by more than 100 percent of the current authorization, the Fund advisor will ordinarily oppose the proposals (unless there is a convincing business plan for use of additional authorized common stock) due to concerns that the authorized but unissued shares will be used as a poison pill or other takeover defense.

                        o      Blank Check Preferred Stock

Blank check preferred stock is stock with a fixed dividend and a preferential claim on company assets relative to common shares. The terms of the stock (voting, dividend, and conversion rights) are set by the board at a future date without further shareowner action. While such an issue can in theory have legitimate corporate purposes, most often it has been used as an anti-takeover device.

-     The Fund advisor will ordinarily oppose the creation of blank check preferred stock.  In addition, the Fund advisor will ordinarily oppose increases in authorization of preferred stock with unspecified terms and conditions of use that may be determined by the board at a future date, without approval of shareholders.

                        o      Supermajority Vote Requirements

Supermajority vote requirements in a company's charter or bylaws require a level of voting approval in excess of a simple majority. Generally, supermajority provisions require at least 2/3 affirmative votes for passage of issues.

-     The Fund advisor will ordinarily oppose supermajority vote requirements.

                        o      Restrictions on Shareowners Acting by Written Consent

Written consent allows shareowners to initiate and carry out a shareowner action without waiting until the annual meeting, or by calling a special meeting.  It permits action to be taken by the written consent of the same percentage of outstanding shares that would be required to effect the proposed action at a shareowner meeting.

-     The Fund advisor will ordinarily oppose proposals to limit or eliminate the right of shareowners to act by written consent.

                        o      Restrictions on Shareowners Calling Meetings

It is common for company management to retain the right to call special meetings of shareowners at any time, but shareowners often do not have similar rights.  In general, we support the right of a majority of shareowners to call special meetings, even in extraordinary circumstances, such as consideration of a takeover bid.  Restrictions on the right of a majority of shareowners to call a meeting can also restrict the ability of shareowners to force company management to consider shareowner proposals or director candidates.

-     The Fund advisor will ordinarily oppose restrictions on the right of shareowners to call special meetings, as such restrictions limit the right of shareowners to participate in governance.

                        o      Limitations, Director Liability and Indemnification

Because of increased litigation brought against directors of corporations and the increased costs of director's liability insurance, many states have passed laws limiting director liability for actions taken in good faith. It is argued that such indemnification is necessary for companies to be able to attract the most qualified individuals to their boards.  In addition, many companies are seeking to add indemnification of directors to corporate bylaws.

-     The Fund advisor will ordinarily support proposals seeking to indemnify directors and limit director liability for acts excluding fraud or other wanton or willful misconduct or illegal acts, but will oppose proposals seeking to indemnify directors for all acts.

                        o      Reincorporation

Corporations are bound by the laws of the states in which they are incorporated.  Companies reincorporate for a variety of reasons, including shifting incorporation to a state where the company has its most active operations or corporate headquarters.  In other cases, reincorporation is done to take advantage of stronger state corporate takeover laws, or to reduce tax or regulatory burdens.  In these instances, reincorporation may result in greater costs to stakeholders, or in loss of valuable shareowner rights.

-     The Fund advisor will ordinarily support proposals to reincorporate for valid business reasons (such as reincorporating in the same state as the corporate headquarters).
-     The Fund advisor will ordinarily oppose proposals to reincorporate outside the United States if the advisor determines that such reincorporation is no more than the establishment of a skeleton offshore headquarters or mailing address for purposes of tax avoidance, and the company does not have substantial business activities in the country in which it proposes to reincorporate.

                        o      Cumulative Voting

Cumulative voting allows shareowners to "stack" their votes behind one or a few directors running for the board, thereby helping a minority of shareowners to win board representation. Cumulative voting gives minority shareowners a voice in corporate affairs proportionate to their actual strength in voting shares.  However, like many tools, cumulative voting can be misused.   In general, where shareowner rights and voice are well protected by a strong, diverse, and independent board and key committees, where shareowners may call special meetings or act by written consent, and in the absence of strong anti-takeover provisions, cumulative voting is usually unnecessary.

-     The Fund advisor will examine and vote on a case-by-case basis proposals calling for cumulative voting in the election of directors.

                        o      Dual or Multiple Classes of Stock

In order to maintain corporate control in the hands of a certain group of shareowners, companies may seek to create multiple classes of stock with differing rights pertaining to voting and dividends.  Creation of multiple classes of stock limits the right of some shareowners -- often a majority of shareowners -- to exercise influence over the governance of the corporation.   This in turn diffuses directors' incentives to exercise appropriate oversight and control over management.

-     The Fund advisor will ordinarily oppose proposals to create dual classes of stock.  However, the advisor will examine and vote on a case-by-case basis proposals to create classes of stock offering different dividend rights (such as one class that pays cash dividends and a second that pays stock dividends), and may support such proposals if they do not limit shareowner rights.

                        o      Limit Directors' Tenure

Corporate directors generally may stand for re-election indefinitely.  Opponents of this practice suggest that limited tenure would inject new perspectives into the boardroom as well as possibly creating room for directors from diverse backgrounds.  However, continuity is also important and there is no empirical support for the proposition that limitations on director tenure improve governance.  It may be in the best interests of the shareowners for long-serving directors to remain on the board, providing they maintain their independence as well as the independent perspective they bring to the board.

-     Accordingly, the Fund advisor will examine and vote on a case-by-case basis proposals to limit director tenure.

                        o      Director Stock Ownership

Advocates of requirements that directors own shares of company stock argue that stock ownership helps to align the interests of directors with the interests of shareowners.  Yet there are ways that such requirements may also undermine good governance:  limiting board service only to those who can afford to purchase shares; or encouraging companies to use stock awards as part or all of director compensation.  In the latter case, unless there are mandatory holding requirements, or other stipulations that help to assure that director and shareowner incentives are indeed aligned, awards of stock as compensation can create conflicts of interest where board members may make decisions for personal gain rather than for the benefit of shareowners.  Thus, in some circumstances director stock ownership requirements may be beneficial and in others detrimental to the creation of long-term shareowner value.

-     The Fund advisor will examine and vote on a case-by-case basis proposals requiring that corporate directors own shares in the company.
-     The Fund advisor will oppose excessive awards of stock or stock options to directors.

                        o      Selection of Auditor and Audit Committee Chair

Annual election of the outside auditors is standard practice.  While it is recognized that the company is in the best position to evaluate the competence of the outside auditors, we believe that outside auditors must ultimately be accountable to shareowners.   A report released by the Blue Ribbon Commission on Improving the Effectiveness of Corporate Audit Committees, in conjunction with the NYSE and the National Association of Securities Dealers, concluded that audit committees must improve their current level of oversight of independent accountants.  Given recent examples of accounting irregularities that audit panels and auditors failed to detect, in Calvert's view shareowner ratification of independent auditors is an essential step toward restoring investor confidence.

Many of the accounting irregularities in recent years stem from two causes: conflicts of interest, often arising when certain non-audit fees are far more lucrative to the audit firms than the contracts for independent corporate audits; and misstatement of earnings (e.g., use of one-time charges, off-balance-sheet entities or utilizing unrealistic projections of portfolio returns as a justifications for underfunding company pension plans and overstating earnings).  A number of countries now call for disclosure of payments for non-audit services. Others have established limits on the percentage of non-audit income that auditors can earn from one client. Some regulations go so far as to ban non-audit work for auditors.

-     The Fund advisor will ordinarily oppose proposals seeking ratification of the auditor when fees for non-audit consulting services exceed audit fees, or in any other case where the advisor determines that the independence of the auditor may be compromised.
-     The Fund Advisor will ordinarily support proposals that call for more stringent measures to ensure auditor independence.

In a number of countries including Spain, Italy and Japan, companies routinely appoint internal statutory auditors.

-     The Fund advisor will ordinarily support the appointment or reelection of internal statutory auditors unless there are concerns about audit methods used or the audit reports produced, or if there are questions regarding the auditors being voted on.

In some countries, shareholder election of auditors is not common practice.

-     The Fund advisor will ordinarily support proposals that call for the annual election of auditors by shareholders.
-     The Fund advisor will ordinarily oppose proposals seeking ratification of the audit committee chair if the audit committee recommends an auditor whose non-audit consulting services exceed audit fees, or in any other case where the advisor determines that the independence of the auditor may be compromised.
-     The Fund advisor will otherwise vote on a case-by-case basis proposals seeking ratification of the audit committee chair, and may oppose ratification when the advisor believes the company has used overly aggressive or other unrealistic assumptions in financial reporting that overstate or otherwise distort its earnings from ongoing operations.

                       o      Transparency and Disclosure

International corporate governance is changing rapidly and there has been a wave of development of governance codes around the world in response to crises such as the Asian financial crash in the late 1990s and the United States accounting scandal.  In fact there are approximately forty different codes in the EU member countries alone.  However, the common thread throughout all of these codes  is that shareowners want their companies to be transparent.

-     The Fund advisor will ordinarily support proposals that call for full disclosure of company financial performance.
-     The Fund advisor will ordinarily support proposals that call for an annual financial audit by external and independent auditors.
-     The Fund advisor will ordinarily support proposals that call for disclosure of ownership, structure, and objectives of companies, including the rights of minority shareholders vis-à-vis the rights of major shareholders.
-     The Fund advisor will ordinarily support proposals calling for disclosure of corporate governance codes and structures.
-     The Fund advisor will ordinarily support proposals that call for disclosure of related party transactions.
-     The Fund advisor will ordinarily support proposals that call for disclosure of the board nominating process.

                      o      Charter and By-Laws

There may be proposals involving changes to corporate charters or by-laws that are not otherwise addressed in or anticipated by these Guidelines.

-     The Fund advisor will examine and vote on a case-by-case basis proposals to amend or change corporate charter or bylaws, and may support such proposals if they are deemed consistent with shareholders' best interests and the principles of sound governance and overall corporate social responsibility underlying these Guidelines.

                      o      Expensing of Stock Options

The treatment of stock options in corporate financial reporting has been a subject of much debate in recent years.  The majority of companies that make extensive use of stock options--particularly when used as a key component of executive compensation--take no charge on their financial statements for issuance of such options.  Yet with the rapid growth of executive stock options as a major source of executive compensation, there have been renewed calls for revision of current accounting standards that allow companies to choose between recording fair value or intrinsic value of those options.  It is likely that companies will be required to expense stock options sometime in the near future. Until that time, it remains Calvert's view that the expensing of stock options gives shareholders valuable additional information about companies' financial performance, and should therefore be encouraged.

-     The Fund advisor will ordinarily support proposals requesting that companies expense stock options.

                  B.         Executive and Employee Compensation

In 1980, CEO compensation was 42 times greater than the average worker; by 2000, CEOs were paid 600 times more than their average employees.  According to the AFL-CIO, if the rate of growth of executive compensation were to continue, the average CEO's salary would equal that of about 150,000 American factory workers in the year 2050.  "The size of CEO compensation is simply out of hand."  Business Week, 04/22/02.

The problem is not limited to CEOs.  Excessive executive compensation has become a widespread problem throughout American industry.  In too many situations, corporate executives are essentially insured against downside risk while enjoying a disproportionate share of upside gain.  The significant increase in the use of stock options for executive compensation that began in the 1990s also created strong incentives for executives to use their insider knowledge for short-term personal gain, and to increase the value of their options by, in many cases, concealment or selective disclosure of material information.

Executive risks and rewards need to be better aligned with those of employees, shareowners and the long-term performance of the corporation.  Prosperity should be shared broadly within a company, as should the downside risk of share ownership.

Executive compensation packages should also be transparent and shareowners should have the right and responsibility to vote on major stock option and other incentive plans.  Stock option plans transfer significant amounts of wealth from shareowners to highly paid executives and directors.  Reasonable limits must be set on dilution caused by such plans, which should be designed to provide incentives as opposed to risk-free rewards.

                       o      Disclosure of CEO, Executive, Board and Management Compensation

-     The Fund advisor will ordinarily support proposals requesting companies to disclose the compensation--including salaries, option awards, bonuses, and restricted stock grants--of top management and the Board of Directors.

                       o      Compensation for CEO, Executive, Board and Management

-     The Fund advisor will oppose executive compensation proposals if we determine that the compensation does not reflect the financial, economic and social circumstances of the company (i.e. during times of financial strains or underperformance).

                       o      Formation and Independence of Compensation Review Committee

-     The Fund advisor will support proposals requesting the formation of a committee of independent directors to regularly review and examine executive compensation.

                       o      Stock Options for Board and Executives

During the 1990s, the use of stock options in executive compensation soared.  While the stock market was gaining, few investors complained.  Yet after the fall of the market, executive compensation, and the use of option-based compensation in particular, continued to increase at levels that seemed disconnected from the change in companies' financial fortunes.  Many investors began to question whether stock option grants to senior executives were serving their intended function: of aligning the interests of company management with those of shareowners.

Boards are beginning to scrutinize executive compensation more carefully, but there are still many companies whose executive compensation seems disconnected from the actual performance of the corporation and creation of shareowner value.   Many boards continue to approve option re-pricing packages that allow executives to avoid downside risk and exercise options at favorable prices, further weakening the alignment between management interests and shareowner interests.  Re-pricing can, in some cases, serve to strengthen the alignment; for example, when options are offered broadly to middle managers and employees as well as top executives, or when re-pricing reduces potential dilution.

-     The Fund advisor will ordinarily oppose proposals to approve stock option plans in which the dilutive effect exceeds 10 percent of share value, or, for companies with small market capitalization, 15 percent of share value.  Option grants that exceed these thresholds will be examined and voted on a case-by-case basis to evaluate whether there are valid business reasons for the grants.
-     The Fund advisor will ordinarily oppose proposals to approve stock option plans that contain provisions for automatic re-pricing, unless such plans contain provisions to limit unrestricted resale of shares purchased with re-priced options.
-     The Fund advisor will examine and vote on a case-by-case basis proposals for re-pricing of underwater options.
-     The Fund advisor will ordinarily oppose proposals to approve stock option plans that have option exercise prices below the market price on the day of the grant.
-     The Fund advisor will ordinarily support proposals requiring that all option plans and option re-pricing must be submitted for shareholder approval.
-     The Fund advisor will ordinarily oppose proposals to approve stock option plans with "evergreen" features, reserving a specified percentage of stock for award each year with no termination date.
-     The Fund advisor will ordinarily support proposals to approve stock option plans for outside directors subject to the same constraints previously described.

                       o      Employee Stock Ownership Plan (ESOPs)

-     The Fund advisor will support proposals to approve ESOPs created to promote active employee ownership (e.g., those that pass through voting rights on all matters to a trustee or fiduciary who is independent from company management).    The Fund advisor will oppose any ESOP whose primary purpose is to prevent a corporate takeover.

                       o      Pay Equity

-     The Fund advisor will support proposals requesting that management provide a pay equity report.

                       o      Ratio Between CEO and Worker Pay

-     The Fund advisor will support proposals requesting that management report on the ratio between CEO and employee compensation.
-     The Fund advisor will examine and vote on a case-by-case basis proposals requesting management to set a maximum ratio between CEO and employee compensation and/or a cap on CEO compensation.

                       o      Executive Compensation Tie to Non-Financial Performance

-     The Fund advisor will support proposals asking companies to review their executive compensation as it links to non-financial performance such as diversity, labor and human rights, environment, community relations, and other social issues.

                       o      Shareowner Access to Proxy

Equal access proposals ask companies to give shareowners access to proxy materials to state their views on contested issues, including director nominations. In some cases, such proposals allow shareowners holding a certain percentage of shares to nominate directors.  There is no reason why management should be allowed to nominate directors while shareowners -- whom directors are supposed to represent -- are deprived of the same right.    At the same time, we recognize the countervailing argument that shareowners should not interfere with the ordinary business prerogatives of management.  On balance, however, we support the view that shareowners should be granted access to the proxy ballot in the nomination of directors.

-     The Fund advisor will ordinarily support proposals for shareowner access to the proxy ballot.

                       o      Golden Parachutes

Golden parachutes are compensation agreements that provide for severance payments to top executives who are terminated or demoted pursuant to a takeover or other change in control. Companies argue that such provisions are necessary to keep executives from "jumping ship" during potential takeover attempts.  While Calvert recognizes the merits of this argument, golden parachutes often impede takeover attempts that we believe shareowners have the right and the responsibility to consider.

-     The Fund advisor will support proposals providing shareowners the right to ratify adoption of golden parachute agreements.
-     The Fund advisor will examine and vote s on a case-by-case basis golden parachute contracts, based upon an evaluation of the particular golden parachute itself and taking into consideration total management compensation, the employees covered by the plan, quality of management, size of the payout and any leveraged buyout or takeover restrictions.
-     The Fund adviser will oppose the election of directors who vote to approve golden parachutes that are not ratified by shareowners.

                  C.         Mergers, Acquisitions, Spin-offs, and Other Corporate Restructuring

Mergers and acquisitions frequently raise significant issues of corporate strategy, and as such should be considered very carefully by shareowners.  Mergers, in particular, may have the effect of profoundly changing corporate governance, for better or worse, as two corporations with different cultures, traditions, and strategies become one.

                       o      Considering the Non-Financial Effects of a Merger Proposal

Such proposals allow or require the board to consider the impact of merger decisions on various stakeholders, including employees, communities of place or interest, customers, and business partners, and give the board the right to reject a tender offer on the grounds that it would adversely affect the company's stakeholders.

-     The Fund advisor will support proposals that consider non-financial impacts of mergers.
-     The Fund advisor will examine and vote on a case-by-case basis all merger and acquisition proposals, and will support those that offer value to shareowners while protecting or improving the company's social and environmental performance.
-     The Fund advisor will ordinarily oppose proposals for corporate acquisition, takeover, restructuring plans that include significant new takeover defenses, or that merge a non-nuclear and a nuclear utility, or that pose other potential financial, social, or environmental risks or liabilities.

                       o      Poison Pills

Poison pills (or shareowner rights plans) are triggered by an unwanted takeover attempt and cause a variety of events to occur which may make the company financially less attractive to the suitor. Typically, directors have enacted these plans without shareowner approval. Most poison pill resolutions deal with shareowner ratification of poison pills or repealing them altogether.

-     The Fund advisor will support proposals calling for shareowner approval of poison pills or shareholder rights plans.
-     The Fund advisor will ordinarily oppose poison pills or shareowner rights plans unless management is able to present a convincing case for a particular plan that does not significantly compromise shareowner rights or interests, or environmental and social performance.

                       o      Greenmail

Greenmail is the premium a takeover target firm offers to a corporate raider in exchange for the raider's shares.  This usually means that the bidder's shares are purchased at a price higher than market price, discriminating against other shareowner.

-     The Fund advisor will ordinarily support anti-greenmail provisions and oppose the payment of greenmail.

                       o      Opt-Out of State Anti-takeover Law

Several states have enacted anti-takeover statutes to protect companies against hostile takeovers.  In some, directors or shareowners are required to opt in for such provisions to be operational; in others, directors or shareowners may opt out.   Hostile takeovers come in many forms.  Some offer advantages to shareowners by replacing current management with more effective management.  Others do not.  Shareowners of both the acquirer and the target firms stand to lose or gain significantly, depending on the terms of the takeover, the strategic attributes of the takeover, and the price and method of acquisition.  In general, shareowners should have the right to consider all potential takeovers, hostile or not, and vote their shares based on their assessment of the particular offer.

-     The Fund advisor will ordinarily support proposals for bylaw changes allowing a company to opt out of state anti-takeover laws and will oppose proposals requiring companies to opt into state anti-takeover statutes.

II.         CORPORATE SOCIAL RESPONSIBILITY

                   A.         Sustainability Reporting

The global economy of the 21st century must find ways to fashion a new model of wealth creation that raises living standards (particularly in the developing world) while preserving and protecting fragile ecosystems and vital resources that did not factor into previous economic models.  In response to this new imperative, the notion of sustainability (or sustainable development) has emerged as a core theme of public policy and organizational strategy.  Corporations are being asked to play a larger role in addressing economic, environmental and social issues, and are subject to rising expectations.  As companies strive to translate the concept of sustainability into practice and measure their performance, this has created a growing demand for broadly accepted sustainability performance indicators and reporting guidelines.  There are many forms of sustainability reporting, with one of the most comprehensive systems being the Global Reporting Initiative (GRI) reporting protocols.

-     The Fund Advisor will ordinarily support proposals asking companies to prepare sustainability reports, including publishing annual reports in accordance with the Global Reporting Initiative (GRI) or other reasonable international codes of conduct or reporting models.
-     The Fund advisor will ordinarily support proposals requesting that companies conduct social and/or environmental audits of their performance.

                   B.         Environment

All corporations have an impact on the environment. A company's environmental policies and performance can have a substantial effect on the firm's financial performance. We expect management to take all reasonable steps to reduce negative environmental impacts and a company's overall environmental footprint.

-     The Fund Advisor will ordinarily support proposals to reduce negative environmental impacts and a company's overall environmental footprint, including any threats to biodiversity in ecologically sensitive areas.
-     The Fund advisor will ordinarily support proposals asking companies to report on their environmental practices, policies and impacts, including environmental damage and health risks resulting from their operations, and the impact of environmental liabilities on shareowner value.
-     The Fund advisor will ordinarily support proposals asking companies to prepare a comprehensive report on recycling efforts, to increase recycling efforts, or to adopt a formal recycling policy.

                       o      CERES Principles and Sustainability Reporting

The Coalition for Environmentally Responsible Economies (CERES), a coalition comprised of social investors and environmental organizations, has developed an environmental corporate code of conduct.  The CERES Principles ask corporations to conduct environmental audits of their operations, establish environmental management practices, assume responsibility for damage they cause to the environment and take other leadership initiatives on the environment.  Shareholder resolutions are frequently introduced asking companies to: 1) become signatories of the CERES Principles; or 2) produce a report addressing management's response to each of the points raised in the CERES Principles.

-     The Fund advisor will support proposals requesting that a company become a signatory to the CERES Principles.

                       o      Climate Change/Global Warming

The current worldwide scientific consensus, according to the Intergovernmental Panel on Climate Change (IPCC), is that the earth's temperature is warming; that most of the warming observed over the last 50 years is likely the result of human activities that emit greenhouse gases into the atmosphere, particularly carbon dioxide (CO2); and that the earth's temperature will rise between 2.5 and 10.5 degrees Fahrenheit over the next century unless there is a dramatic (60 to 80 percent) reduction in CO2 emissions.  Failure to address this developing ecological catastrophe will likely mean rising sea levels, melting polar ice caps, coastal erosion, increasingly dramatic storms, floods and other natural disasters, as well as accelerating species losses and habitat extinctions.

Shareholder initiatives on climate change have focused on companies that contribute significantly to global warming--including oil and mining companies, utilities, and automobile manufacturers.  Increasingly, corporations in a wider variety of industries are facing shareowner proposals on climate change as well, as shareowners recognize that companies can take cost-effective--and often cost-saving--steps to reduce energy use that contributes to climate change.  Initiatives have included proposals requesting companies to disclose information about their impact on climate change, to set targets for reduction in greenhouse gas emissions, to increase energy efficiency, and to substitute some forms of renewable energy resources for fossil fuels.

-     The Fund advisor will support proposals requesting that companies disclose information on greenhouse gas emissions or take specific actions, at reasonable cost, to mitigate climate change, including reducing greenhouse gas emissions and developing and using renewable or other less-polluting energy sources.

                       o      Environmental Justice

Quite often, corporate activities that damage the environment have a disproportional impact on poor people, people of color, indigenous peoples and other marginalized groups.  For example, companies will sometimes locate environmentally damaging operations in poor communities, or in developing countries where poor or indigenous people have little or no voice in political and economic affairs.

-     The Fund advisor will ordinarily support proposals asking companies to report on whether environmental and health risks posed by their activities fall disproportionately on any one group or groups, and to take action to reduce those risks at reasonable cost to the company.
-     The Fund advisor will ordinarily support proposals asking companies to respect the rights of local and indigenous communities to participate in decisions affecting their local environment.

                  C.         Workplace Issues

                       o      Labor Relations

Companies' treatment of their workers can have a pervasive effect on the performance of the enterprise, as well as on the communities and societies where such companies operate.  Calvert believes that well-governed, responsible corporations treat workers fairly in all locations, and avoid exploitation of poor or marginalized people.  Shareowner resolutions are sometimes filed asking companies to develop codes of conduct that address labor relations issues, including use of child labor, forced labor, safe working conditions, fair wages and the right to organize and bargain collectively.

-     The Fund advisor will ordinarily support proposals requesting companies to adopt, report on, and agree to independent monitoring of codes of conduct addressing global labor and human rights practices.
-     The Fund advisor will ordinarily support proposals requesting that companies avoid exploitative labor practices, including child labor and forced labor.
-     The Fund advisor will ordinarily support proposals requesting that companies commit to providing safe workplaces.

                       o      Vendor/Supplier Standards

Special attention has been focused on companies that use offshore vendors to manufacture or supply products for resale in the United States.  While many offshore vendors have satisfactory workplace practices, there have also been many instances of abuse, including forced overtime, use of child labor and other "sweatshop" practices.  Shareowner resolutions are sometimes filed asking companies to adopt codes of conduct regarding vendor/supplier labor practices, to report on compliance with such codes, and to support independent third party monitoring of compliance.  At the heart of these proposals is the belief that corporations that operate globally have both the power and the responsibility to curtail abusive labor practices on the part of their suppliers and vendors.

-     The Fund advisor will ordinarily support proposals requesting that companies adopt codes of conduct and other vendor/supplier standards requiring that foreign suppliers and licensees comply with all applicable laws and/or international standards (such as the ILO's core labor standards) regarding wages, benefits, working conditions, including laws and standards regarding discrimination, child labor and forced labor, worker health and safety, freedom of association and other rights.  This support includes proposals requesting compliance with vendor codes of conduct, compliance reporting, and third party monitoring or verification.

                       o      Diversity and Equal Employment Opportunity

Women and minorities have long been subject to discrimination in the workplace - denied access to jobs, promotions, benefits and other entitlements on account of race or gender.  Women and minorities are still significantly underrepresented in the ranks of management and other high-income positions, and overrepresented in the more poorly-paid categories, including office and clerical workers and service workers.

Shareowner resolutions are sometimes filed asking companies to report on their efforts to meet or exceed federal EEO mandates. Typically, such reporting involves little additional cost to the corporation since most, if not all, of the data is already gathered to meet government-reporting requirements (all firms with more than 100 employees, or federal contractors with more than 50 employees, must file EEO-1 reports with the Equal Employment Opportunity Commission).   Shareowner resolutions have also been filed asking companies to extend non-discrimination policies to gay and lesbian employees.

-     The Fund advisor will ordinarily support proposals asking companies to report on efforts to comply with federal EEO mandates.
-     The Fund advisor will support proposals asking companies to report on their progress in meeting the recommendations of the Glass Ceiling Commission and to eliminate all vestiges of "glass ceilings" for women and minority employees.
-     The Fund advisor will ordinarily support proposals asking companies to include language in EEO statements specifically barring discrimination on the basis of sexual orientation, and to report on company initiatives to create a workplace free of discrimination on the basis of sexual orientation.
-     The Fund advisor will support proposals seeking more careful consideration of the use of racial, gender, or other stereotypes in advertising campaigns, including preparation of a report at reasonable cost to the company.

                       o      Plant Closings

Federal law requires 60 days advance notice of major plant closings or layoffs.  Beyond such notice, however, many corporations provide very little in the way of support for workers losing jobs through layoffs or downsizing.  The way a company treats employees that are laid off often has a substantial impact on the morale and productivity of those that remain employed.  Programs aimed at assisting displaced workers are helpful both to those displaced and to the company's ability to recover from market downturns or other setbacks resulting in layoffs or plant closings.

-     The Fund advisor will ordinarily support resolutions asking companies to create or expand upon relocation programs for displaced workers.

          D.        Product Safety and Impact

Many companies' products have significant impacts on consumers, communities and society at large, and these impacts may expose companies to reputational or brand risks.  Responsible, well-governed companies should be aware of these potential risks and take proactive steps to manage them.  Shareowner proposals that ask companies to evaluate certain impacts of their products, or to provide full disclosure of the nature of those products, can be harbingers of potential risks that companies may face if they fail to act.  For example, several shareowner proposals have been filed requesting that food and beverage manufacturers label all foods containing genetically modified organisms (GMOs); other proposals have requested that companies report on the health or psychological impacts of their products.

-     The Fund advisor will review on a case-by-case basis proposals requesting that companies report on the impacts of their products on society, and will ordinarily support such proposals when the requests can be fulfilled at reasonable cost to the company, or when potential reputational or brand risks are substantial.
-     The Fund advisor will ordinarily support proposals requesting that companies disclose the contents or attributes of their products to potential consumers.

                       o      Animal Welfare

Shareowner resolutions are sometimes filed with firms who engage in animal testing for the purposes of determining product efficacy or assuring consumer product safety.

-     The Fund advisor will ordinarily support proposals seeking information on a company's animal testing practices, or requesting that management develop cost-effective alternatives to animal testing.
-     The Fund advisor will ordinarily support proposals calling for consumer product companies to reduce or eliminate animal testing or the suffering of animal test subjects.
-     The Fund advisor will examine and vote on a case-by-case basis proposals calling for pharmaceutical or medical products firms to reduce animal testing or the suffering of animal test subjects.

                       o      Tobacco

Shareowner resolutions are sometimes filed with insurance and health care companies asking them to report on the appropriateness of investments in the tobacco industry, and on the impact of smoking on benefit payments for death, disease and property loss.

-     The Fund advisor will ordinarily support resolutions asking companies not to invest in the stocks of tobacco companies.
-     The Fund advisor will ordinarily support resolutions asking companies to research the impact of ceasing business transactions with the tobacco industry. .

          E.         International Operations and Human Rights

Global corporations often do business in countries lacking adequate legal or regulatory structures protecting workers, consumers, communities and the environment, or where lax enforcement renders existing laws ineffective.  Many companies have sought to lower costs by transferring operations to less regulated areas, or to low-wage areas.  Such activity is not always exploitative, but it can be.  In the past, transgressions of human rights in offshore operations was not well known or reported, but increasingly, company operations in countries with substandard labor or human rights records has come under much greater scrutiny.  The adverse publicity associated with allegations of sweatshop practices or other human rights abuses can also pose substantial brand or reputational risks for companies.

Many of the shareowner resolutions filed on international operations and human rights focus on specific countries or specific issues within them.  For example, shareowners have in the past asked companies to commit themselves to uphold the South African Council of Churches Code of Conduct for corporations doing business in South Africa; or to report on or comply with the MacBride Principles aimed at eliminating religious discrimination in Northern Ireland.  In other cases, resolutions have requested that companies report on operations, or cease operations, in particular nations with repressive regimes or a history of human rights and labor abuses, such as Tibet, China, Indonesia, Nigeria, or Burma.  In some cases, resolutions may oppose all company operations in a particular country; in others, the resolutions seek to limit particular industries or practices that are particularly egregious.

-     The Fund advisor will ordinarily support proposals requesting that companies develop human rights codes of conduct and periodic reporting on operations in countries with repressive regimes.
-     The Fund advisor will ordinarily support proposals requesting that companies adopt or support reasonable third-party codes of conduct or principles addressing human rights and discrimination.
-     The Fund advisor will ordinarily support proposals requesting that companies develop policies and protocols to eliminate bribery and corruption.

                       o      Unauthorized Images

Some domestic corporations use images in their advertising or brands that are offensive to certain cultures, or that may perpetuate racism and bigotry.  For instance, some companies use Native American symbols and imagery to advertise and market commercial products, including sports franchises.   Others have used images or caricatures of African Americans, Jews, Latinos, or other minority or indigenous groups in ways that are objectionable to members of such groups.

-     The Fund advisor will support proposals asking companies to avoid the unauthorized use of images of racial, ethnic, or indigenous groups in the promotion of their products.

                       o      Bank Lending in Developing Countries

Shareowner resolutions are sometimes filed calling on banks and other international lending institutions to adopt lending policies that provide social, economic and environmental benefits to developing nations.  In some cases, developing nations are not in a position to repay these loans, owing to economic or fiscal crises.  As creditors, the banks have often insisted on belt-tightening and other restructuring measures that can result in high inflation, rising unemployment and social instability.  Some advocates have argued for the forgiveness of such loans in order to promote social and economic gains for millions of citizens in developing nations.  Forgiveness, however, may also result in unacceptable loss to lending institutions and their shareowners.  Proposals calling for debt forgiveness to developing countries may have some merit, if there is a reasonable prospect that, with forgiveness, the countries can rebuild economic security and fiscal control, and such forgiveness would not greatly impair the finances of the lending institutions.

-     The Fund advisor will examine and vote on a case-by-case basis proposals calling on banks to forgive loans made to developing countries.

                       o      Mexican Maquiladora Operations

Shareholder resolutions are sometimes filed calling on companies to report on their operating practices in maquiladora plants located in Mexico near the United States border, or companies that have moved operations to countries in the Caribbean or Central America under U.S. government-sponsored programs to promote trade and economic development in the hemisphere. Companies have located in this region to take advantage of lower labor costs and fewer environmental and other regulations. There have, however, been numerous cases of abuse of the human rights of employees and compromises of the environmental integrity of communities.

-     The Fund advisor will ordinarily support proposals calling for reports on treatment of workers and protection of human rights in operations in maquiladoras or other Latin American or Caribbean operations.
-     The Fund advisor will ordinarily support proposals calling for greater pay equity and fair treatment of workers, improved environmental practices, and stronger community support in maquiladora or other offshore operations.

                       o      Access to Pharmaceuticals

The cost of medicine is a serious issue throughout the world.  In the United States, many citizens lack health insurance and many more lack a prescription drug benefit under Medicare or private insurance programs.  In Africa and in many other parts of the developing world, millions of people have already died from the AIDS virus and tens of millions more are infected.  Medications to treat AIDS, malaria, tuberculosis and other diseases are often so costly as to be out of reach of most of those affected.  Shareowner resolutions are sometimes filed asking pharmaceutical companies to take steps to make drugs more accessible and affordable to victims of pandemic or epidemic disease.

-     The Fund advisor will ordinarily support proposals asking pharmaceutical companies to take steps to make drugs more affordable and accessible for the treatment of HIV AIDS, malaria, tuberculosis and other serious diseases affecting poor countries or populations.
-     The Fund advisor will ordinarily support proposals asking companies with operations in heavily infected areas such as Africa to ensure that their workforces receive appropriate access to counseling or healthcare advice, health care coverage, or access to treatment.

          F.         Indigenous Peoples' Rights

                       o      Cultural Rights of Indigenous Peoples

The survival, security and human rights of millions of indigenous peoples around the world are increasingly threatened.  Efforts to extract or develop natural resources in areas populated by indigenous peoples often threaten their lives and cultures, as well as their natural environments.

-     The Fund advisor will support proposals requesting that companies respect the rights of and negotiate fairly with indigenous peoples, develop codes of conduct dealing with treatment of indigenous peoples, and avoid exploitation and destruction of their natural resources and ecology.

          G.         Weapons Contracting

                       o      Weapons/Military Conversion

Shareowner resolutions will sometimes be filed with companies with significant military contracts, asking them to report on future plans to diversify or convert to the production of civilian goods and services.

-     The Fund advisor will ordinarily support proposals calling for reports on the scale and character of military sales or conversion of military production or technology to civilian purposes.

          H.         Community

                      o      Equal Credit Opportunity

Access to capital is essential to full participation and opportunity in our society.  The Equal Credit Opportunity Act (ECOA) prohibits lenders from discriminating with regard to race, religion, national origin, sex, age, etc.  Shareowner resolutions are sometimes filed requesting: (1) reports on lending practices in low/moderate income or minority areas and on steps to remedy mortgage lending discrimination; (2) the development of fair lending policies that would assure access to credit for major disadvantaged groups and require reports to shareowners on the implementation of such policies; and (3) the application of Equal Credit Opportunity Act standards by non-financial corporations to their financial subsidiaries.

-     The Fund advisor will ordinarily support proposals requesting increased disclosure on ECOA and stronger policies and programs regarding compliance with ECOA.

                       o      Redlining

Redlining is the systematic denial of services to people within a geographic area based on their economic or racial/ethnic profile.  The term originated in banking, but the same practice can occur in many businesses, including insurance and supermarkets.  Shareowner resolutions are sometimes filed asking companies to assess their lending practices or other business operations with respect to serving communities of color or the poor, and develop policies to avoid redlining.

-     The Fund advisor will support proposals to develop and implement policies dealing with fair lending and housing, or other nondiscriminatory business practices.

                      o      Predatory Lending

Sub-prime lenders charge notably high interest rates on consumer, life insurance, and home mortgage loans.  These lenders can engage in abusive business practices that take advantage of the elderly or the economically disadvantaged.  This includes charging excessive fees, making loans to those unable to make interest payments and steering customers selectively to products with higher than prevailing interest rates.  Shareowner resolutions are sometimes filed asking for the development of policies to prevent predatory lending practices.

-     The Fund advisor will support proposals calling on companies to address and eliminate predatory lending practices.

                      o      Insurance Companies and Economically Targeted Investments

Economically targeted investments (ETIs) are loans made to low-to-moderate income communities or individuals to foster and promote, among other things, small businesses and farms, affordable housing and community development banks and credit unions.  At present, insurance companies put less than one-tenth of one percent of their more than $1.9 trillion in assets into ETIs.  Shareowner resolutions are sometimes filed asking for reports outlining how insurers could implement an ETI program.

-     The Fund advisor will support proposals encouraging adoption of or participation in economically targeted investment programs that can be implemented at reasonable cost.

          I.         Political Action Committees and Political Partisanship

Shareholders have a right to know how corporate assets are being spent in furtherance of political campaigns, social causes or government lobbying activities.  Although companies are already required to make such disclosures pursuant to federal and state law, such information is often not readily available to investors and shareowners.  Moreover, corporate lobbying activities and political contributions may at times be inconsistent with or actually undermine shareholder and stakeholder interests that companies are otherwise responsible to protect.

-     The Fund advisor will ordinarily support resolutions asking companies to disclose political contributions made either directly or through political action committees.
-     The Fund advisor will ordinarily support resolutions asking companies to disclose the magnitude and character of public policy lobbying activities.
-     The Fund advisor will ordinarily support resolutions requesting that companies discontinue lobbying or political contributions that are inconsistent with shareholder or other stakeholder interests, including efforts to weaken policies that protect workers, communities, the environment, public safety, or any of the other principles embodied in these Proxy Voting Guidelines.

          J.         Other Issues

All social issues that are not covered in these guidelines are delegated to the Fund's advisor to vote in accordance with the Fund's specific social criteria.  In addition to actions taken pursuant to the fund's Conflict of Interest Policy, Calvert Social Research Department ("CSRD") will report to the Boards on issues not covered by these guidelines as they arise.

III.         CONFLICT OF INTEREST POLICY

All Calvert Funds strictly adhere to the proxy voting guidelines detailed above in Sections I and II, above.

Thus, generally, adherence to the Proxy Voting Guidelines will leave little opportunity for a material conflict of interest to emerge between any of the Funds, on the one hand, and the Fund's investment advisor, sub-advisor, principal underwriter, or an affiliated person of the Fund, on the other hand.

Nonetheless, upon the occurrence of the exercise of voting discretion where there is a variance in the vote from the Proxy Voting Guidelines, which could lend itself to a potential conflict between these interests, a meeting of the Audit Committee of the Fund that holds that security will be immediately convened to determine how the proxy should be voted.

Adopted September 2000.
Revised September 2002.
Revised June 2003.
Revised August 2004.
Approved December 2004

APPENDIX B

CORPORATE BOND AND COMMERCIAL PAPER RATINGS (source: Standard & Poor's)

Bonds

AAA: An obligation rated AAA has the highest rating assigned by Standard & Poor's. The obligor's capacity to meet its financial commitment on the obligation is extremely strong.

AA: An obligation rated AA differs from the highest-rated obligations only in a small degree. The obligor's capacity to meet its financial commitment on the obligation is very strong.

A: An obligation rated A carries elements which may cause the obligation to be more susceptible to the adverse effects of changes in circumstances and economic conditions.

BBB: An obligation rated BBB exhibits adequate protection parameters but may be susceptible to adverse changes in economic conditions or changing circumstances which are likely to lead to a weakened capacity for the obligor to meet its financial commitment on the obligation.

BB, B, CCC, CC and C: These obligations are regarded as having significant speculative characteristics. BB indicates the lowest degree of speculation and C the highest. While such obligations will likely have some quality and protective characteristics, these factors are outweighed by large uncertainties and/or major exposures to adverse conditions.

BB: An obligation rated BB is less vulnerable to nonpayment than other speculative issues, however this type of obligation is subject to major ongoing uncertainties and/or exposure to adverse business, financial, or economic conditions which could result in the obligor's inability to meet its financial commitment on the obligation.

B: An obligation rated B is more vulnerable to nonpayment than obligations rated BB, but the obligor currently has the capacity meet its financial commitment on the obligations. Adverse business, financial, and/or economic conditions may impair the obligor's capacity or willingness to meet its financial commitment on the obligation.

CCC: An obligation rated CCC is currently vulnerable to nonpayment and is dependent upon favorable business, financial and economic conditions in order to sustain its ability to meet its financial commitment on the obligation. Should adverse business, financial and/or economic conditions occur, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

CC: An obligation rated CC is currently highly vulnerable to nonpayment.

C: An obligation rated C is often associated with situations in which a bankruptcy petition has been filed or where similar action has been taken but payment on the obligation is being continued.

D: An obligation rated D is in payment default. The D rating is used when interest payments or principal payments are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor's believes that such payments will be made during such grace period. The D rating also will be used when a bankruptcy petition has been filed or other similar action when payments on the obligation are deemed to be jeopardized.

Notes

SP-1: These issues are considered as having a strong capacity to pay principal and interest. Those issues determined to possess overwhelming safety characteristics are denoted with a plus sign (+) designation.

SP-2: These issues are considered as having a satisfactory capacity to pay principal and interest.

SP-3: These issues are considered as having a speculative capacity to pay principal and interest.

Commercial Paper

A-1: This rating indicates a strong degree of safety regarding timely payment. Those issues determined to possess extremely strong safety characteristics are denoted with a plus sign (+) designation.

A-2: This rating indicates a satisfactory degree of safety regarding timely payment.

A-3: This rating indicates that the issue carries an adequate capacity for timely payment, however it is more vulnerable to the adverse effects of changes in circumstances than those obligations with higher ratings.

Long-Term Obligation Ratings (source: Moody's Investors Service)

Moody's long-term obligation ratings are opinions of the relative credit risk of fixed-income obligations with an original maturity of one year or more. They address the possibility that a financial obligation will not be honored as promised. Such ratings reflect both the likelihood of default and any financial loss suffered in the event of default.

Aaa: Obligations rated Aaa are judged to be of the highest quality, with minimal credit risk.

Aa: Obligations rated Aa are judged to be of high quality and are subject to very low credit risk.

A: Obligations rated A are considered upper-medium grade and are subject to low credit risk.

Baa: Obligations rated Baa are subject to moderate credit risk. They are considered medium-grade and may possess certain speculative characteristics.

Ba: Obligations rated Ba are judged to have speculative elements and are subject to substantial credit risk.

B: Obligations rated B are considered speculative and are subject to high credit risk.

Caa: Obligations rated Caa are judged to be of poor standing and are subject to very high credit risk.

Ca: Obligations rated Ca are highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest.

C: Obligations rated C are the lowest rated class of bonds and are typically in default, with little prospect for recovery of principal or interest.

Note: Moody's appends numerical modifiers 1, 2, and 3 to each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.

Short-Term Ratings (source: Moody's Investors Service)

Moody's short-term ratings are opinions of the ability of issuers to honor short-term financial obligations. Ratings may be assigned to issuers, short-term programs or to individual short-term debt instruments. Such obligations generally have an original maturity not exceeding thirteen months, unless explicitly noted.

Moody's employs the following designations to indicate the relative repayment ability of rated issuers:

P-1: Issuers (or supporting institutions) rated Prime-1 have a superior ability to repay short-term debt obligations.

P-2: Issuers (or supporting institutions) rated Prime-2 have a strong ability to repay short-term debt obligations.

P-3: Issuers (or supporting institutions) rated Prime-3 have an acceptable ability to repay short-term obligations.

NP: Issuers (or supporting institutions) rated Not Prime do not fall within any of the Prime rating categories.

Note: Canadian issuers rated P-1 or P-2 have their short-term ratings enhanced by the senior-most long-term rating of the issuer, its guarantor or support-provider.